Exhibit 10.3


                           MASTER REPURCHASE AGREEMENT

                                                     Dated as of August 16, 2005

Between:

BEAR, STEARNS FUNDING, INC.

and

CAPITAL TRUST, INC.


APPLICABILITY

From time to time the parties hereto may enter into transactions in which Bear, Stearns Funding, Inc. ("Buyer") may, in its sole discretion, agree to purchase Eligible Loans from Capital Trust, Inc. ("Seller"), with a simultaneous agreement by Buyer to transfer to Seller such Eligible Loans at a date certain or on demand of Seller subject to and in accordance with the exercise of Buyer's remedies under this Agreement, against the transfer of funds by Seller. Each such transaction shall be referred to herein as a "Transaction" and shall be governed by this Agreement, as the same shall be amended from time to time.

         1. DEFINITIONS

                  "Accelerated Repurchase Date" shall have the meaning set forth in Section 14 of this Agreement.

                  "Accepted Servicing Practices" shall mean with respect to any Purchased Loan, those mortgage or mezzanine loan servicing practices of prudent lending institutions which service loans of the same type as such Purchased Loan in the jurisdiction where the related underlying real estate directly or indirectly securing such Purchased Loan is located.

                  "Act of Insolvency" shall mean with respect to Buyer or Seller, (i) the commencement by such party as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law, or such party seeking the appointment of a receiver, trustee, custodian or similar official for such party or any substantial part of its property, or (ii) the commencement of any such case or proceeding against such party, or another seeking such an appointment, or the filing against a party of an application for a protective decree under the provisions of the Securities Investor Protection Act of 1970, which (A) is consented to or not timely contested by such party, (B) results in the entry of an order for relief, such an appointment, the issuance of such a protective decree or the entry of an order having a similar effect, or
         (C) is not dismissed

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         within 15 days, (iii) the making by a party of a general assignment for the benefit of creditors, or (iv) the admission in writing by a party of such party's inability to pay such party's debts as they become due.

                  "Additional Loans" shall have the meaning set forth in Section 3(a) of this Agreement.

                  "Affiliate" shall mean, when used with respect to any specified Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person. Control shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative thereto.

                  "Agreement" shall mean this Master Repurchase Agreement dated as of August 16, 2005, by and between Buyer and Seller.

                  "Assignment of Mortgage" shall mean, with respect to any Mortgage, an assignment of the mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related property is located to reflect the assignment and pledge of the Mortgage.

                  "Bailee" shall mean an attorney, title company or other closing agent, appointed by Seller and reasonably acceptable to Buyer, who is party to a Bailee Agreement and executes a Trust Receipt in connection with a Table Funded Loan.

                  "Bailee Agreement" shall mean a written agreement between Seller and a Bailee relating to the bailment in connection with Table Funded Loans, naming Buyer as a third party beneficiary and substantially in the form of Exhibit XIII hereto.

                  Trust Receipt" shall mean the trust receipt and certification attached to the form of Bailee Agreement at Exhibit XIII hereto.

                  "Business Day" shall mean a day other than (i) a Saturday or Sunday, or (ii) a day in which the New York Stock Exchange or banks in the State of New York are authorized or obligated by law or executive order to be closed.

                  "Buyer" shall mean Bear, Stearns Funding, Inc., or any successor.

                  "Buyer's Margin Ratio" shall mean, with respect to any Transaction, as of any date, a percentage agreed to by Buyer and Seller or, in the absence of any such agreement, the percentage obtained by dividing the Purchase Price of the Purchased Loans on the Purchase Date by the Market Value on such date for such Transaction.

                  "Collateral" shall have the meaning set forth in Section 5 of this Agreement.



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                  "Collection  Account" shall mean a segregated interest bearing account established and maintained at the Depository, in the name of and for the benefit of Buyer pursuant to the terms of the Depository Agreement.

                  "Collection Period" shall mean with respect to the Remittance Date in any month, the period beginning on but excluding the Cut-off Date in the month preceding the month in which such Remittance Date occurs and continuing to and including the Cut-off Date immediately preceding such Remittance Date.

                  "Commitment Expiration Date" shall mean August 15, 2008.

                  "Confirmation" shall have the meaning specified in Section 2(b) of this Agreement.

                  "Custodial Agreement" shall mean the Custodial Agreement, dated as of August 16, 2005 among the Custodian, Seller and Buyer, as amended, restated, modified and in effect from time to time.

                  "Custodial Delivery" shall mean the form executed by Seller in order to deliver the Purchased Loan Schedule and the Purchased Loan File to Buyer or its designee (including the Custodian) pursuant to
         Section 6, a form of which is attached hereto as Exhibit IV.

                  "Custodian" shall mean Deutsche Bank Trust Company Americas or any successor Custodian appointed by Buyer and Seller with the prior written consent of Seller (which consent shall not be unreasonably withheld).

                  "Cut-off Date" shall mean the second Business Day preceding each Remittance Date.

                  "Debt" means, with respect to any Person at any date, all indebtedness or other obligations of such Person in accordance with GAAP excluding any indebtedness secured by the unfunded equity commitments of shareholders.

                  "Default" shall mean any event which, with the giving of notice, the passage of time, or both, would constitute an Event of Default.

                  "Depository" shall mean PNC Bank, National Association or any successor Depository appointed by Seller and approved by Buyer, which approval shall not be unreasonably withheld, conditioned or delayed.

                  "Depository Agreement" shall mean the agreement governing the Collection Account between the Depository and Buyer and Seller and their respective successors and assigns as the same may be modified, amended or supplemented from time to time.

                  "Diligence Materials" shall mean the Preliminary Due Diligence Package together with the Supplemental Due Diligence List.



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                  "Direction  Letter"  shall  mean a  letter  signed  by  Seller directing the Servicer to send all Income with respect to the Purchased Loans, as well as any payments in respect of associated Hedging Transactions, to the Collection Account held by the Depository within one (1) Business Day of receipt.

                  "Draft Appraisal" shall mean a short form appraisal, "letter opinion of value," or any other form of draft appraisal acceptable to Buyer.

                  "Early  Repurchase  Date" shall have the meaning  specified in
         Section 2(g) of this Agreement.

                  "EBITDA"   shall   mean   earnings   before   interest,   tax,
         depreciation and amortization.

                  "Eligible Loans" shall mean any of the following types of loans, which loans shall not provide for any restrictions (other than notice) on transfer to or by Buyer and otherwise are acceptable to Buyer in the exercise of its commercially reasonable business judgment, and are secured directly or indirectly by a property that is a multifamily, retail, office, warehouse, industrial, or hospitality property (or any other property type acceptable to Buyer), is located in the United States of America, its territories or possessions, meet all of the other requirements of this Master Repurchase Agreement, and which would not, if the same became Eligible Loans, cause the aggregate Purchase Price of all Eligible Loans to exceed the Maximum Aggregate Purchase Price:

                                    (i) Whole Loans that are  performing  (i.e.,
                           current and not in monetary or material non-monetary default such that remedies can be exercised by any Person) commercial mortgage loans secured by first liens on multifamily and commercial real property with respect to which the ratio of loan to value as determined by Buyer, in the exercise of its commercially reasonable judgment, for the real property securing directly such loan (including for purposes of this calculation, such loan and any loan senior to or pari passu with such loan and secured, directly or indirectly, by the related property) does not exceed the percentage stated in the Confirmation.

                                    (ii)  Subordinate  interests  in Whole Loans
                           ("B Notes") that are performing (i.e., current and not in monetary or material non-monetary default such that remedies can be exercised by any Person), commercial mortgage loans secured by first liens on multifamily and commercial real property with respect to which the ratio of loan to value as determined by Buyer, in the exercise of its commercially reasonable judgment, for the real property securing directly such loan (including for purposes of this calculation, such loan and any loan senior to or pari passu with such loan and secured, directly or indirectly, by the related property) does not exceed the percentage stated in the Confirmation.



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                                    (iii)  Mezzanine  Loans that are  performing
                           (i.e.,  current  and  not  in  monetary  or  material
                           non-monetary   default  such  that  remedies  can  be
                           exercised by any Person) and with respect to which the ratio of total loan to value as determined by Buyer, in the exercise of its commercially reasonable judgment, for the real property securing indirectly
                           such   loan   (including   for   purposes   of   this
                           calculation, such loan and any loan senior to or pari
                           passu  with  such  loan  and  secured,   directly  or
                           indirectly, by the related property) does not exceed the percentage stated in the Confirmation.

                                    (iv) any other  investment  presented to and
                           approved by Buyer in its sole discretion which does not conform to the criteria set forth in clauses (i),
                           (ii) and (iii) above and which Buyer elects in its sole discretion to purchase, in which case the criteria for the ratio of total loan to value and any modifications to the Maximum Aggregate Purchase Price with respect to such loan, shall be set forth in the related Confirmation for the Transaction under which such loan or interest is purchased by Buyer.

                  An Eligible Loan must have the related loan document files segregated and held by the Custodian. Non-performing loans and loans secured by undeveloped land, coop shares and construction loans are not eligible for inclusion as Eligible Loans.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and, as of the relevant date, any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

                  "ERISA Affiliate" means any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which Seller is a member and (ii) solely for purposes of potential liability under Section 302(c)(l1) of ERISA and Section 412(c)(ll) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which Seller is a member.

                  "Event of Default" shall have the meaning set forth in Section 13 of this Agreement.

                  "Exit Fee" shall have the meaning specified in Section 2(g).

                  "Filings" shall have the meaning specified in Section 5 of this Agreement.

                  "GAAP" shall mean United States generally accepted accounting principles consistently applied as in effect from time to time.

                  "Governmental Authority" shall mean any national or federal government, any state, regional, local or other political subdivision thereof with jurisdiction and any



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



         Person with jurisdiction exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Hedging Transactions" shall mean, with respect to any or all of the Purchased Loans, any short sale of U.S. Treasury Securities or mortgage-related securities, futures contract (including Eurodollar futures) or options contract or any interest rate swap, cap or collar agreement or similar arrangements providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by Seller, with Buyer or its Affiliates as counterparties or one or more other counterparties acceptable to Buyer.

                   "Income" shall mean, with respect to any Eligible Loan at any time, any principal (including any principal prepayments) thereof and all interest, dividends or other distributions thereon and with respect to any associated Hedging Transaction, all proceeds thereof.

                  "Indemnified Amounts" and "Indemnified Parties" shall have the meaning specified in Section 19 of this Agreement.

                  "Intercreditor Agreement" shall mean the agreement between Seller and the holder of the senior co-lender interest (such as a "B" noteholder's interest in an "A/B" loan structure) in a commercial mortgage loan secured by a first lien on multifamily and commercial real property.

                  "LIBOR" shall mean, unless otherwise agreed to by the parties hereto, the rate per annum (rounded upwards, if necessary, to the next 1/100th of 1%) calculated on each Pricing Rate Determination Date for the next Pricing Rate Period as equal to the rate for U.S. dollar deposits for a one month period which appears on Telerate Page 3750 as of 10:00 am, New York City time, on such Pricing Rate Determination Date; provided, however, that if such rate does not appear on Telerate Page 3750, "LIBOR" determined on each Pricing Rate Determination Date for the next Pricing Rate Period shall mean a rate per annum equal to the rate at which U.S. dollar deposits are offered in immediately available funds in the London Interbank Market to the London office of National Westminster Bank, Plc (or its successors) by leading banks in the Eurodollar market at 10:00 a.m., New York City time, on the Pricing Rate Determination Date. "Telerate Page 3750" means the display designated as "Page 3750" on the Associated Press-Dow Jones Telerate Service (or such other page as may replace Page 3750 on the Associated Press-Dow Jones Telerate Service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Banker's Association interest settlement rates for U.S. Dollar deposits). LIBOR determined on the basis of the rate displayed on Telerate Page 3750 in accordance with the provisions hereof shall be subject to corrections, if any, made in such rate and displayed by the Associated Press-Dow Jones Telerate Service within one (1) hour of the time when such rate is first displayed by such Service.



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



                  "LIBOR Transaction" shall mean, with respect to any Pricing Rate Period, any Transaction with respect to which the Pricing Rate for such Pricing Rate Period is determined with reference to LIBOR .

                  "Loan Information" shall mean, with respect to each Purchased Loan, the information substantially in the form set forth in Exhibit VIII attached hereto.

                  "Margin Call" shall have the meaning set forth in Section 3(a) of this Agreement.

                  "Margin Deficit" shall have the meaning set forth in Section 3(a) of this Agreement.

                  "Market Value" shall mean, with respect to any Purchased Loans, as of any relevant date, the market value for such Purchased Loans on such date, as determined by Buyer in the exercise of its commercially reasonable judgment exercised in good faith and may be determined on each Business Day during the term of this Agreement, or less frequently from time to time if Buyer elects in its sole discretion. Any provision hereof to the contrary notwithstanding, a Market Value of zero shall, unless otherwise determined by Buyer in its sole discretion, be assigned to (i) any Purchased Loan that has been delinquent for at least sixty (60) days, (ii) any Purchased Loan released by the Custodian for more than 10 Business Days other than with the consent of Buyer or (iii) any Purchased Loan has become a specially serviced loan as defined in the applicable servicing agreement.

                  "Maximum Aggregate Purchase Price" $75,000,000 outstanding at any one time.

                  "Mezzanine Loan" shall mean a loan secured by pledges of substantially all of the equity ownership interests in entities that own directly or indirectly multifamily and commercial properties.

                  "Mezzanine Loan Documents" shall mean any and all documents required in connection with the financing of a Mezzanine Loan.

                  "Mezzanine Note" shall mean a note evidencing Mezzanine Loan indebtedness.

                  "Modified Debt" shall mean Debt reduced by (i) amounts of liabilities resulting from the sale of participation interests, (ii) liabilities resulting from consolidation of Debt associated with securitizations where Seller has no recourse obligation for the Debt and (iii) liabilities resulting from the consolidation of vehicles managed by Seller or a Subsidiary of Seller where Seller has less than a 50% equity interest.

                  "Moody's" shall mean Moody's Investor Service, Inc. or any successor thereto.

                  "Mortgage" shall mean a mortgage, deed of trust, deed to secure debt or other instrument, creating a valid and enforceable first priority lien on or a first priority ownership interest in an estate in fee simple in real property or a financeable leasehold interest in real property, and in each case, the improvements thereon, securing a mortgage note or similar evidence of indebtedness.



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                  "Mortgage  Note"  shall  mean  a note  or  other  evidence  of indebtedness of a Mortgagor secured by a Mortgage.

                  "Mortgagor" shall mean the obligor on a Mortgage Note and the grantor of the related Mortgage.

                  "Multiemployer Plan" shall mean a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been, or were required to have been, made by Seller or any ERISA Affiliate and which is covered by Title IV of ERISA.

                  "Net Worth" means with respect to any Person at any date, the excess of the total assets over total liabilities of such Person on such date, each to be determined in accordance with GAAP consistent with those applied in the preparation of the most recent audited financial statements.

                  "New Loan" shall mean any loan that Seller proposes to be included as an Eligible Loan.

                  "Originated Loan" shall mean any loan that is an Eligible Loan and whose Purchased Loan Documents were prepared by or on behalf of Seller or Buyer.

                  "Outstanding Purchase Price" shall mean, with respect to any Transaction, the original Purchase Price reduced by all principal payments and paydowns received by Buyer (other than payments with respect to accrued Price Differential) and plus any additional amounts advanced by Buyer with respect to the related Eligible Loans.

                  "Person" shall mean an individual, corporation, limited liability company, business trust, partnership, joint tenant or tenant-in-common, trust, unincorporated organization, or other entity, or a federal, state or local government or any agency or political subdivision thereof.

                  "Plan" shall mean an employee benefit or other plan established or maintained by Seller or any ERISA Affiliate during the five year period ended prior to the date of this Agreement or to which Seller or any ERISA Affiliate makes, is obligated to make or has, within the five year period ended prior to the date of this Agreement, been required to make contributions and that is covered by Title IV of ERISA or Section 302 of ERISA or Section 412 of the Code, other than a Multiemployer Plan.

                  "Pre-Existing Loan" shall mean any loan that is an Eligible Loan and is not an Originated Loan.

                  "Preliminary Due Diligence Package" shall mean with respect to any New Loan, a summary memorandum outlining the proposed transaction, including potential transaction benefits and material underwriting risks, all Underwriting Issues and all other characteristics of the proposed transaction that a reasonable buyer would consider material, together with due diligence information relating to the New Loan to be provided by Seller to Buyer pursuant to this Agreement, including, but not limited to:



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                  With respect to each Eligible Loan:

                  (i)      the Loan Information;

                  (ii)     description of the property or properties;

                  (iii) description of the borrower, including experience with other projects (real estate owned) and net worth and liquidity statements if available. In the event that such statements are not available, evidence of the credit strength of the borrower acceptable to Buyer;

                  (iv)     description   of  the  ownership   structure  of  the
                           borrower (including, without limitation, independent director(s)/member(s));

                  (v)      term  sheet  outlining  the  transaction   generally,
                           including description of existing or proposed senior debt;

                  (vi)     debt service coverage and loan to value ratios;

                  (vii)    Seller's relationship with the Borrower, if any;

                  (viii) with respect to any New Loan that is a Pre-Existing Loan, a list that specifically and expressly identifies any Purchased Loan Documents that relate to such New Loan but are not in Seller's possession;

                  (ix) any exceptions to the representations and warranties set forth in Exhibit VI or Exhibit VII to this Agreement;

                  (x) asset summary books which include, to the extent provided to Seller, the following:

                           (A) loan detail and asset description, including market information on competing properties, terrorism and other insurance coverage;

                           (B)      map, photo;

                           (C)      current rent roll;

                           (D) historical, current and pro forma cash flow and operating information;

                           (E)      appraisal,    environmental,     engineering
                                    summary;

                           (F) information relating to valuation, security or underwriting issues, special or unique loan features and structural issues;

                  (xi)     Securitization     Documents    and     Intercreditor
                           Agreements, if any;



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                  (xii)    legal opinions delivered with respect to the Eligible
                           Loan in Seller's possession; and

                  (xiii) closing binder in respect of the Purchased Loan (or if not yet prepared, an execution copy of the loan agreement).

                  "Price Differential" shall mean, with respect to any Transaction as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such Transaction to the Outstanding Purchase Price for such Transaction on a 360-day-per-year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the Repurchase Date (reduced by any amount of such Price Differential previously paid by Seller to Buyer with respect to such Transaction).

                  "Pricing Rate" shall mean, for any Pricing Rate Period with respect to any Transaction, an annual rate equal to LIBOR for such Pricing Rate Period plus the relevant spread for such Transaction as determined pursuant to the Side Letter and indicated on the applicable Confirmation.

                  "Pricing Rate Determination Date" shall mean in the case of the first Pricing Rate Period with respect to any Transaction, the first day on which the Pricing Rate Period begins.

                  "Pricing Rate Period" shall mean, (a) in the case of the first Pricing Rate Period with respect to any Transaction, the period commencing on and including the Purchase Date for such Transaction and ending on and including the last day of the month in which the Purchase Date occurs and (b) in the case of any subsequent Pricing Rate Period, the period commencing on the first calendar day of each month and ending on and including the last calendar day of such month; provided, however, that in no event shall any Pricing Rate Period end subsequent to the Repurchase Date.

                  "Principal Payment" shall mean, with respect to any Purchased Loans, any payment or prepayment of principal or any proceeds of redemption which are applied to principal and received by the Depository in respect thereof.

                  "Property" shall mean the real property securing repayment of the debt evidenced by a Mortgage Note.

                  "Purchase Agreement" shall mean the agreement pursuant to which Seller acquired the Purchased Loan.

                  "Purchase Date" shall mean the date on which Eligible Loans are to be transferred by Seller to Buyer.

                           "Purchase  Fee" shall have the meaning  specified  in
                  Section 2(e).

                  "Purchase Price" shall mean, with respect to any Purchased Loans, the price at which such Purchased Loans are sold by Seller to Buyer on the applicable Purchase Date as set forth in the Side Letter or the Confirmation, as applicable.

                  "Purchased Loan Documents" shall mean, with respect to a Purchased Loan, the documents comprising the Purchased Loan File for such Purchased Loan.

                  "Purchased Loan File" shall mean the documents specified as the "Purchased Loan File" in Section 6(b), together with any additional documents and information required to be delivered to Buyer or its designee (including the Custodian) pursuant to this Agreement.

                  "Purchased Loan Schedule" shall mean a schedule of Purchased Loans attached to each Trust Receipt and Custodial Delivery containing information substantially similar to the Loan Information.

                  "Purchased Loans" shall mean (i) with respect to any Transaction, the Eligible Loans sold by Seller to Buyer in such Transaction until such Eligible Loans are repurchased by Seller pursuant to this Agreement and (ii) with respect to the Transactions in general, all Eligible Loans sold by Seller to Buyer and any Additional Loans delivered by Seller to Buyer pursuant to Section 3(a) of this
         Agreement until (x) such Eligible Loans are repurchased by Seller pursuant to this Agreement or (y) such Additional Loans are re-delivered to Seller by Buyer pursuant to Section 3 of this Agreement.

                  "Remittance Date" shall mean the eleventh (11th) calendar day of each month, or the next succeeding Business Day, if such calendar day shall not be a Business Day or such other day of the month as shall be agreed upon by both Buyer and Seller.

                  "Repurchase Date" shall mean the date on which Seller is to repurchase the Purchased Loans from Buyer, which shall be the date specified in the related Confirmation or determined by application of the provisions hereof.

                  "Repurchase Price" shall mean, with respect to any Purchased Loans as of any date, the price at which such Purchased Loans are to be transferred from Buyer to Seller upon termination of the related Transaction; such price will be determined in each case as the sum of the Outstanding Purchase Price of such Purchased Loans and the accrued but unpaid Price Differential with respect to such Purchased Loans as of the date of such determination.

                  "Requirement of Law" shall mean any law, treaty, rule, regulation, code, directive, policy, order or requirement or determination of an arbitrator or a court or other governmental authority whether now or hereafter enacted or in effect.

                  "Reset Date" shall mean, with respect to any Pricing Rate Period, the second Business Day preceding the first day of such Pricing Rate Period with respect to any Transaction.

                  "Securitization Document" shall mean, with respect to any Eligible Loans, any pooling and servicing agreement or other agreement governing the issuance and administration of such Eligible Loan.

                  "Seller"   shall  mean   Capital   Trust,   Inc.,  a  Maryland
         corporation.

                  "Servicing Agreement" has the meaning specified in Section 21(b).

                  "Servicing  Records"  has the  meaning  specified  in  Section
         21(b).

                  "Side Letter" shall mean the letter dated as of August 16, 2005, by and between Buyer and Seller, relating to the pricing of Transactions hereunder.

                  "Standard & Poor's" shall mean Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc.

                  "Subsidiary" shall mean, with respect to Seller, an entity that is wholly owned or controlled by Seller but excluding any vehicles where Seller has less than a 50% equity interest.

                  "Supplemental Due Diligence List" shall mean, with respect to any New Loans, information or deliveries concerning the New Loans that Buyer shall reasonably request in addition to the Preliminary Due Diligence Package.

                  "Survey" shall mean a certified ALTA/ACSM (or applicable state standards for the state in which the Eligible Loans are located) survey of a Property prepared by a registered independent surveyor and in form and content satisfactory to Buyer and the company issuing the Title Policy for such Property.

                  "Table Funded Loan" shall mean a Purchased Loan, designated in the related Confirmation as a Table Funded Loan, where the Purchased Loan File is in the custody of the Bailee or enroute to the Custodian.

                  "Title Policy" shall have the meaning specified in paragraph 8 of the first section of Exhibit VI.

                  "Transaction Conditions Precedent" shall have the meaning specified in Section 2(b) of this Agreement.

                  "Transaction Documents" shall mean, collectively, this Agreement, the Custodial Agreement, the Servicing Agreement, the Side Letter and all Confirmations executed pursuant to this Agreement in connection with specific Transactions.

                  "Trust Receipt" shall mean a trust receipt issued by Custodian to Buyer confirming the Custodian's possession of certain Purchased Loan Files which are the property of and held by Custodian for the benefit of Buyer (or any other holder of such trust receipt).

                  "UCC" shall have the meaning specified in Section 5 of this Agreement.

                  "Underwriting Issues" shall mean, with respect to any New Loans as to which Seller intends to request a Transaction, all material information that has come to Seller's attention that, based on the making of commercially reasonable inquiries and the exercise of commercially reasonable care and diligence under the circumstances, would be considered a materially "negative" factor (either separately or in the aggregate with other information), or a material defect in loan documentation or closing deliveries (such as any absence of any material Purchased Loan Document(s)), to a commercially reasonable institutional Buyer in determining whether to originate or acquire the New Loans in question.

                  "Whole Loan" shall mean a commercial mortgage loan or note secured by a first lien on multifamily and commercial real property.

         2. INITIATION; CONFIRMATION; REVOLVING TRANSACTIONS; TERMINATION; FEES

         (a) On or after the date hereof and prior to the Commitment Expiration Date and subject to the terms and conditions set forth in this Agreement (including, without limitation, the "Transaction Conditions Precedent" specified in Section 2(b) of this Agreement), an agreement to enter into a Transaction shall be made in writing at the initiation of Seller as provided below; provided, however, that entering into any Transaction shall be in Buyer's sole and absolute discretion and that the aggregate Repurchase Price (excluding the Price Differential with respect to the Purchased Loans as of the date of determination) for all Transactions shall not exceed the Maximum Aggregate Purchase Price. Seller shall give Buyer written notice of each proposed Transaction and Buyer shall inform Seller of its determination with respect to any assets proposed to be sold to Buyer by Seller solely in accordance with
Exhibit IX attached hereto. Buyer shall have the right to review all Eligible Loans proposed to be sold to Buyer in any Transaction and to conduct, at its own expense, its own due diligence investigation of such Eligible Loans as Buyer determines. Upon receipt of all Diligence Materials and other required documentation, Buyer shall complete its due diligence review and financial modeling with respect to the assets proposed to be sold to Buyer by Seller. Buyer shall be entitled to make a determination, in the exercise of its sole discretion, that it shall not purchase any or all of the assets proposed to be sold to Buyer by Seller, such determination to be made in accordance with
Exhibit IX attached hereto. On the Purchase Date for the Transaction which shall be not less than one (1) Business Day following the approval of an Eligible Loan by Buyer in accordance with Exhibit IX hereto, the Purchased Loans shall be transferred to Buyer or its agent against the transfer of the Purchase Price in immediately available funds to an account designated by Seller. To the extent Buyer enters into a Transaction with Seller with respect to a Purchased Loan which is an Eligible Loan of the type described in Clause (iv) of the definition thereof (i.e., such Eligible Loan does not satisfy the characteristics described in clauses (i)-(iii) of the definition thereof), then such loan shall be deemed to be an Eligible Loan for all purposes of this Agreement.

         (b) Upon agreeing to enter into a Transaction hereunder, provided each of the Transaction Conditions Precedent (as hereinafter defined) shall have been satisfied (or waived by

Buyer), Buyer shall promptly deliver to Seller a written confirmation substantially in the form of Exhibit I attached hereto of each Transaction (a "Confirmation"). In the absence of execution and delivery by Buyer of a Confirmation for a proposed Transaction, Buyer shall under no circumstance be deemed to have agreed to enter into such Transaction. Such Confirmation shall describe the Purchased Loan(s) (and, in this connection, shall set forth (a) the name of the borrower with respect to the related Purchased Loan, (b) a description (including the date) of the loan agreement or other document, agreement or instrument pursuant to which the related Purchased Loan is made or governed, and (c) the initial or then outstanding principal amount of the related Purchased Loan) which shall be the subject of the proposed Transaction, shall identify Buyer and Seller, and shall set forth (i) the Purchase Date, (ii) the Purchase Price for such Purchased Loan(s), (iii) the Repurchase Date, (iv) the Pricing Rate applicable to the Transaction and (v) any additional terms or conditions not inconsistent with this Agreement. Each Confirmation shall be deemed incorporated herein by reference with the same effect as if set forth herein at length. With respect to any Transaction, the Pricing Rate shall be determined initially on the Pricing Rate Determination Date applicable to the first Pricing Rate Period for such Transaction, and shall be reset on each Reset Date for the next succeeding Pricing Rate Period for such Transaction. Buyer or its agent shall determine, in accordance with the terms of the Side Letter, the Pricing Rate on each Pricing Rate Determination Date for the related Pricing Rate Period and notify Seller of such rate for such period on the Reset Date. For purposes of this Section 2(b), the "Transaction Conditions Precedent" shall be deemed to have been satisfied with respect to any proposed Transaction if:

                  (1) no Default or Event of Default under this Agreement shall have occurred and be continuing as of the Purchase Date for such proposed Transaction;

                  (2) Seller shall have certified to Buyer in writing the acquisition cost of such Purchased Loans (including therein reasonable supporting documentation required by Buyer, if any);

                  (3) the representations and warranties made by Seller in any of the Transaction Documents shall be true and correct in respect of the Eligible Loan in question in all material respects as of the Purchase Date for such Transaction;

                  (4) Buyer shall have received the Diligence Materials and completed to Buyer's satisfaction its due diligence review and financial modeling with respect to the assets proposed to be sold to Buyer by Seller;

                  (5) Buyer or the Custodian on behalf of Buyer shall have received the applicable Transaction documents and other documents and opinions specified in Section 6 of this Agreement. The Custodian shall have delivered a trust receipt satisfactory to Buyer no later than 3 p.m. on the Purchase Date;

                  (6) Buyer shall have determined, in accordance with the applicable provisions of Section 2(a) of this Agreement, that the assets proposed to be sold to Buyer by Seller in such Transaction are Eligible Loans;

                  (7)  none  of  the  following   shall  have  occurred  and  be
         continuing:

                           (i) an event or events shall have occurred  resulting
                  in  the  effective  absence  of  a  "securities   market"  for
                  securities backed by mortgage loans; or

                           (ii) there shall have occurred a material adverse change in the "repo market" or comparable "lending market".

                  If any of the events in this subparagraph (7) shall occur, Buyer agrees to reimburse Seller for the Purchase Fee on a pro rata basis;

         (8) the purchase by Buyer from Seller of the Purchased Loans shall be completed prior to the Commitment Expiration Date and the aggregate of the Purchase Prices for all Transactions shall not exceed the Maximum Aggregate Purchase Price; and

         (9) on or prior to the Purchase Date for the initial Transaction hereunder and from time to time thereafter as Buyer shall reasonably request, Seller shall have delivered to Buyer an opinion of Seller's counsel, in form and substance reasonably acceptable to Buyer, addressing the matters set forth at
Exhibit XII.

Notwithstanding anything to the contrary contained in this Agreement, in no event shall any Transaction hereunder be consummated until such time as Buyer has received all of the following, each in form and substance reasonably satisfactory to Buyer: (i) the fully executed Custodial Agreement and related trust receipt; (ii) a Depository Agreement with respect to the Collection Account executed by the Depository; (iii) such legal opinions as Buyer may reasonably require; (iv) a Direction Letter, (v) Seller's organizational documents, to the extent not delivered as of the date hereof, and (vi) a fully executed Side Letter and the Servicing Agreement.

         (c) Each Confirmation shall be executed by Seller and Buyer and, together with this Agreement, shall be conclusive evidence of the terms of the Transaction(s) covered thereby.

         (d) Seller may, at its option so long as an Event of Default shall not have occurred and be continuing, increase or decrease the Outstanding Purchase Price with respect to any Transaction subsequent to the Purchase Date; provided, however, that such action on the part of Seller shall not be permitted if it would create a Margin Deficit.

         (e) Seller shall pay Buyer on or prior to the initial Purchase Date a one-time, up front amount (the "Purchase Fee") as set forth in the Side Letter.

         (f) Each Transaction entered into between Buyer and Seller shall remain outstanding from the initial Purchase Date until the earlier of the Repurchase Date or the Commitment Expiration Date. The spread over LIBOR stated in the related Confirmation for each Transaction will not change for such Transaction until August 15, 2008.

         (g) Seller shall be entitled to terminate a Transaction and repurchase any or all of the Purchased Loans from Buyer on two (2) Business Days' notice on any Business Day prior to the Repurchase Date (an "Early Repurchase Date").

                  If Seller terminates any Transaction pursuant to the preceding sentence, then, except as provided below, Seller shall pay to Buyer a termination fee (the "Exit Fee") on the Early Repurchase Date. The Exit Fee shall be calculated as the product of (i) the Outstanding Purchase Price and
(ii) the following amount: (A) if the Early Repurchase Date is less than one year from the Repurchase Date, 0.05% multiplied by the number of months between the Early Repurchase Date and the Repurchase Date, (B) if the Early Repurchase Date is at least one year but less than two years from the Repurchase Date, 0.75%, and (C) if the Early Repurchase Date is at least two years from the Repurchase Date, 1%. Additionally:

                           (i) No  Exit  Fee  will  be  payable  for  the  early
repurchase of Purchased Loans resulting from (a) the sale of the underlying assets to Buyer, or any of its Affiliates, (b) the sale of the underlying assets to Buyer, or any of its Affiliates, under a Master Repurchase Agreement, (c) the sale of the underlying assets to a securitization vehicle for which Buyer, or any of its Affiliates, are acting in a lead manager role or for which Buyer maintains the books related to the underwriting of such securitization (conventionally known as the "book runner"), (d) maturity of the underlying loan, (e) contractual defaults by either party to the underlying loan documents and agreements, (f) any paydowns, prepayments or defaults on the Purchased Assets, (g) any roll of a Purchased Loan into a new Transaction, (h) pay-offs resulting from a margin call or Market Value calculation dispute between Seller and Buyer including, without limitation, for a Margin Call in accordance with
Section 13(x) hereof or (i) Seller's Termination of a Transaction in response to a demand by Buyer pursuant to Section 2(h) hereof.

                           (ii) Additional  Purchased Loans  acceptable to Buyer
may be substituted and no Exit Fee will be payable in connection with such substitutions. No other substitutions will be exempt from payment of the Exit Fee.

                           (iii)  All  other  transactions  which  result in the
reduction of the Repurchase Price, or any other sales of Purchased Loans prior to the Repurchase Date, will be subject to payment of the Exit Fee.

Such notice shall set forth the Early Repurchase Date and shall identify with particularity the Purchased Loans to be repurchased on such Early Repurchase Date.

         (h) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof by any Governmental Authority or compliance by Buyer with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority having jurisdiction over Buyer made subsequent to the date hereof:

                  (i) shall subject Buyer to any tax of any kind whatsoever with respect to the Transaction Documents, any Purchased Loan or any Transaction, or change the basis of taxation of payments to Buyer in respect thereof (except for any taxes on Buyer's overall net income); or

                  (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of Buyer which is not otherwise included in the determination of the LIBOR hereunder;

and the result of any of the foregoing is to increase the cost to Buyer, by an amount which Buyer deems to be material, of entering into, continuing or maintaining Transactions or to reduce any amount receivable under the Transaction Documents in respect thereof; then, in any such case, Seller shall promptly pay Buyer, upon its demand, any additional amounts necessary to compensate Buyer for such increased cost or reduced amount receivable which is actually incurred by Buyer. If Buyer becomes entitled to claim any additional amounts pursuant to this Section 2(h), it shall promptly notify Seller of the event by reason of which it has become so entitled. In the event that Seller elects to terminate a Transaction in response to a demand by Buyer pursuant to this Section 2(h), no Exit Fee with respect to such termination shall be due by Seller and the Purchase Fee relating to that Transaction shall be refunded on a pro rata basis. A certificate as to the calculation of any additional amounts payable pursuant to this subsection shall be submitted by Buyer to Seller and shall be conclusive and binding upon Seller in the absence of manifest error. This covenant shall survive the termination of this Agreement and the repurchase by Seller of any or all of the Purchased Loans.

         (i) If Buyer shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by Buyer or any corporation controlling Buyer with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on Buyer's or such corporation's capital as a consequence of its obligations hereunder to a level below that which Buyer or such corporation could have achieved but for such adoption, change or compliance (taking into consideration Buyer's or such corporation's policies with respect to capital adequacy) by an amount deemed by Buyer to be material, then from time to time, after submission by Buyer to Seller of a written request therefor, Seller shall pay to Buyer such additional amount or amounts as will compensate Buyer for such reduction which is actually incurred by Buyer. A certificate as to the calculation of any additional amounts payable pursuant to this subsection shall be submitted by Buyer to Seller and shall be conclusive and binding upon Seller in the absence of manifest error. This covenant shall survive the termination of this Agreement and the repurchase by Seller of any or all of the Purchased Loans.

         (j) Any provision hereof to the contrary notwithstanding, Seller shall pay all reasonable fees and expenses of Buyer (including all reasonable legal fees) associated with the purchase of any Eligible Loan under this Agreement and shall pay the fees and expenses of counsel to Buyer in connection with the preparation and execution of this Agreement and all other Transaction Documents.

         (k) Any provision hereof to the contrary notwithstanding, Transactions entered into hereunder shall be at the sole discretion of Buyer. Buyer is not required to enter into any Transaction and Buyer may, in its sole discretion, reject for inclusion in any Transaction any Eligible Loans offered for sale hereunder by Seller.

         3. MARGIN MAINTENANCE

         (a) If at any time the product of the aggregate Market Value of all Purchased Loans and Buyer's Margin Ratio shall be less than the aggregate outstanding Repurchase Price for such Purchased Loans, (a "Margin Deficit"), then Buyer may by notice to Seller (a "Margin Call") require Seller to transfer to Buyer (A) cash or (B) Additional Loans acceptable to Buyer in its sole and absolute discretion (such cash or Additional Loans paid by Seller to Buyer are herein referred to as "Additional Loans"), so that the sum of cash plus the product of (i) the aggregate Market Value of the Purchased Loans and such Additional Loans and (ii) Buyer's Margin Ratio shall at least equal the aggregate outstanding Repurchase Price. Any cash received by Buyer pursuant to a Margin Call shall be applied to reduce the Outstanding Purchase Price. Seller's failure to cure any Margin Deficit as required by the preceding sentence prior to expiration of one (1) Business Day after notice shall constitute an Event of Default under the Transaction Documents and shall entitle Buyer to exercise its remedies under Section 14 of this Agreement (including, without limitation, the liquidation remedy provided for in Section 14(iv) of this Agreement).

         (b) If any Margin Call is given by Buyer under Section 3(a) of this Agreement, Seller shall transfer cash or Additional Loans as provided in Section 3(a) by no later than one (1) Business Day after the giving of such notice. Notice required pursuant to Section 3(a) of this Agreement may be given by any means, including by telephone, telecopier or telegraphic transmission. The failure of Buyer on any one or more occasions, to exercise its rights under
Section 3(a) of this Agreement shall not constitute a waiver of such default or change or alter the terms and conditions to which this Agreement is subject or limit the right of Buyer or Seller to do so at a later date. Buyer and Seller agree that any failure or delay by Buyer to exercise its rights under Section 3(a) of this Agreement shall not limit such party's rights under this Agreement or otherwise existing by law or in any way create additional rights for such party.

         (c) If at any time the product of the aggregate Market Value of all Purchased Loans and Buyer's Margin Ratio shall be greater than the aggregate outstanding Repurchase Price for such Purchased Loans (a "Margin Excess"), then Seller may by notice to Buyer require Buyer to transfer to Seller (1) cash or
(2) Purchased Loans that become subject to this Agreement as Additional Loans so that the product of (i) the aggregate Market Value of the Purchased Loans and such Additional Loans and (ii) Buyer's Margin Ratio shall not exceed the aggregate outstanding Repurchase Price. In no event shall any Purchased Loans that did not become subject to this Agreement in the form of Additional Loans be released from the lien of this Agreement due to a Margin Excess.

         (d) If any notice is given by Seller under Section 3(c) of this Agreement, Buyer shall transfer cash or Additional Loans as provided in Section 3(c) by no later than one (1) Business Day after the giving of such notice. Notice required pursuant to Section 3(c) of this Agreement may be given by any means, including by telephone, telecopier or telegraphic transmission. Buyer and Seller agree that any failure or delay by Seller on any one or more occasions to exercise its rights under Section 3(c) of this Agreement shall not constitute a waiver of such rights or limit such party's rights under Section 3(c) of this Agreement or otherwise existing by law or in any way create additional rights for such party. In addition, in no event shall Buyer be required to create a Margin Deficit in order to comply with Section 3(d) of this Agreement.

         (e) Any cash transferred to Buyer pursuant to Section 3(a) of this Agreement shall be used to reduce the Repurchase Price.

         (f) If any representation or warranty within this Agreement is in fact not accurate, then notwithstanding any of the knowledge qualifiers, Buyer has the right to mark the asset to market with such frequency as deemed prudent in accordance with this Section 3.

         4. INCOME PAYMENTS AND PRINCIPAL PAYMENTS

         (a) The Collection Account shall be established at the Depository concurrently with the execution and delivery of this Agreement by Seller and Buyer. Buyer shall have sole dominion and control over the Collection Account. Seller shall instruct the Servicer to deposit all Income in respect of the Purchased Loans, as well as any payments in respect of associated Hedging Transactions, into the Collection Account within one (1) Business Day of receipt. The amounts on deposit in the Collection Account shall be remitted by the Depository in accordance with the Depository Agreement and the applicable provisions of Sections 4(b), 4(c), 4(d), 4(e) and 16 of this Agreement. Seller shall direct the Servicer to remit all payments to Depository until such time as Buyer directs the borrower otherwise. If any payments are made by the borrower to Seller after the Purchase Date, or in the event that Seller receives any payments in respect of associated Hedging Transactions after the Purchase Date, Seller shall wire such payments to the Collection Account with the Depository within one (1) Business Day of receipt.

         (b) So long as an Event of Default hereunder shall not have occurred and be continuing and so long as such action would not result in the creation of a Margin Deficit, all Income received by the Depository in respect of the Purchased Loans and the associated Hedging Transactions shall be paid to Seller on the Business Day next following the Business Day on which such funds are deposited in the Collection Account.

         (c) So long as no Event of Default shall have occurred and be continuing, and in the event that a Margin Deficit exists with respect to the Purchased Loans, then until Seller cures such Margin Deficit, all Income received by the Depository in respect of the Purchased Loans and the associated Hedging Transactions shall be applied by the Depository on the Business Day next following the Business Day on which such funds are deposited in the Collection Account as follows:

                  (i) first, to remit to Buyer an amount equal to the Price Differential which has accrued and is outstanding in respect of all of the Purchased Loans as of such Business Day;

                  (ii) second, to transfer cash to Buyer, so that the product of the aggregate Market Value of the Purchased Loans (including any Additional Loans) and Buyer's Margin Ratio will at least equal the aggregate Outstanding Purchase Price; and

                  (iii) third, to remit to Seller the remainder, if any.

         (d) If an Event of Default shall have occurred and be continuing, all Income (including all Principal Payments) received by the Depository in respect of the Purchased Loans and the associated Hedging Transactions shall be applied by the Depository on the Business Day next following the Business Day on which such funds are deposited in the Collection Account as follows:

                  (i) first, to remit to Buyer an amount equal to the Price Differential which has accrued and is outstanding in respect of all of the Purchased Loans as of such Business Day;

                  (ii) second, to make a payment to Buyer on account of the Outstanding Purchase Price of the Purchased Loans until the Outstanding Purchase Price for all of the Purchased Loans has been reduced to zero; and

                  (iii) third, to remit to Buyer an amount equal to any costs or expenses due and owing by Seller as of such Business Day; and

                  (iv) fourth, to remit to Seller the remainder.

         (e) Buyer is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all amounts held by Buyer against any other obligations at any time owing to Buyer, or an Affiliate of Buyer to or for the credit or the account of Seller or a Subsidiary of Seller against any of or all the obligations of Seller now or hereafter existing under this Agreement irrespective of whether or not Buyer shall have made any demand under this Agreement (and without prior notice to Seller) and although such obligations may be unmatured, whereupon such obligations owing by Buyer or its Affiliates to Seller or its Subsidiaries shall, to the extent (and only to the extent) of such set off actually made by Buyer, be discharged. The rights of Buyer under this Section are in addition to other rights and remedies (including other rights of setoff) which Buyer may have.

         5. SECURITY INTEREST

         Buyer and Seller intend that all Transactions hereunder be sales to Buyer of the Purchased Loans and not loans from Buyer to Seller secured by the Purchased Loans. However, in the event any such Transaction is deemed to be a loan, Seller hereby pledges all of its right, title, and interest in, to and under and grants a first priority lien on, and security interest in, all of the following property, whether now owned or hereafter acquired, now existing or hereafter created and wherever located (collectively, the "Collateral") to Buyer to secure the payment and performance of all amounts or obligations owing to Buyer pursuant to this Agreement and the related documents described herein:

         (a) the Purchased Loans, including those identified in the Confirmations, Servicing Agreements, Servicing Records, Hedging Transactions, insurance relating to the Purchased Loans, and all "deposit accounts" (as defined in the UCC, including, without limitation, collection and escrow accounts) relating to the Purchased Loans;

         (b) the Collection Account and all monies from time to time on deposit in the Collection Account;

         (c) all "general intangibles" (including "payment intangibles"), "accounts," "chattel paper," "documents" and "instruments" as defined in the UCC relating to or constituting any and all of the foregoing;

         (d) all "supporting obligations" and "letter of credit rights" as defined in the UCC relating to or constituting any and all of the foregoing;

         (e) all replacements, substitutions or distributions on or proceeds, payments, Income and profits of, tort claims, insurance claims and other rights to payments, and records (but excluding any financial models or other proprietary information) and files relating to any and all of any of the foregoing; and

         (f)      all proceeds of the foregoing.

         Buyer's security interest in the Collateral shall terminate only upon termination of a Transaction with respect to such Collateral under this Agreement and the documents delivered in connection herewith and therewith. For purposes of the grant of the security interest pursuant to this Section 5 of this Agreement, this Agreement shall be deemed to constitute a security agreement under the Uniform Commercial Code as in effect in any applicable jurisdiction (the "UCC"). Buyer shall have all of the rights and may exercise all of the remedies of a secured creditor under the UCC and the other laws of any applicable jurisdiction, including the State of New York. In furtherance of the foregoing, (i) Buyer shall cause to be filed as a protective filing with respect to the Purchased Loans and as a UCC filing with respect to the security interests granted in this Section 5 (i) a UCC financing statement in the form of
Schedule 1-A attached hereto (to be filed in the filing office indicated therein), (ii) amendments to such UCC financing statement in the form of
Schedule 1-B attached hereto and having attached to each such UCC financing statement amendment a description of the Purchased Loans which identifies the Purchased Loans by setting forth (a) the name of the borrower with respect to each Purchased Loan, (b) the loan agreement (including the date) or other document, agreement or instrument pursuant to which each Purchased Loan was made or is governed, and (c) the initial or then outstanding principal amount of each Purchased Loan, and (iii) such other UCC filings, in such locations as may be necessary to perfect and maintain perfection and priority of the outright transfer and the security interest granted hereby and, in each case, continuation statements and any amendments thereto (collectively, the "Filings"), and shall forward copies of such Filings to Seller upon completion thereof, and (b) Seller shall from time to time, at its own expense, deliver and cause to be duly filed all such further filings, instruments and documents and take all such further actions as may be necessary or desirable or as may be requested by Buyer with respect to the perfection and priority of the outright transfer of the Purchased Loans and the security interest deemed granted hereunder and in the Purchased Loans and the rights and remedies of the Buyer with respect to the Purchased Loans (including the payments of any fees and taxes required in connection with the execution and delivery of the Agreement).

         6. PAYMENT, TRANSFER AND CUSTODY

         (a) On the Purchase Date for each Transaction, ownership of the Purchased Loans shall be transferred to Buyer or its designee (including the Custodian) against the simultaneous transfer of the Purchase Price in
immediately   available  funds  to  an  account  of  Seller   specified  in
the Confirmation relating to such Transaction. Buyer shall have the right to request Seller to provide an officer's certificate of Seller with respect to any copy of a document required to be delivered certifying that to its knowledge such represents a true and correct copy of the original.

         (b) On or before each Purchase Date, Seller shall deliver or cause to be delivered to Buyer or its designee the Custodial Delivery in the form attached hereto as Exhibit IV. In connection with each sale, transfer, conveyance and assignment of a Purchased Loan, on or prior to each Purchase Date with respect to such Purchased Loan, Seller shall deliver or cause to be delivered and released to the Custodian the following original documents
(collectively, the "Purchased Loan File"), pertaining to each of the Purchased Loans identified in the Custodial Delivery delivered therewith:

                  With respect to each Purchased Loan which is a Whole Loan or with respect to a B Note a copy of the documents in (ii) - (xxiii) below to the extent the same exist and are available to Seller.

                           (i) The original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of ______ without recourse" and signed in the name of the last endorsee (the "Last Endorsee") by an authorized Person (in the event that the Purchased Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Purchased Loan was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form: "[Last Endorsee], formerly known as [previous name]").

                           (ii) A copy of any  guarantee  executed in connection
                  with the Mortgage Note (if any) together with an officer's certificate of Seller certifying that such represents a true and correct copy of the original.

                           (iii)  A  copy  of  the  Mortgage  with  evidence  of
                  recording thereon, or a copy thereof together with an officer's certificate of Seller certifying that such represents a true and correct copy of the original and that such original has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Property is located.

                           (iv) Copies of all assumption, modification, consolidation or extension agreements with evidence of recording thereon, or copies thereof together with an officer's certificate of Seller certifying that such represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Property is located.

                           (v) The original  Assignment  of Mortgage,  in blank,
                  for each Purchased Loan secured by a Mortgage, in form and substance acceptable for recording and signed in the name of the Last Endorsee (in the event that such Purchased Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that such Purchased Loan was acquired or originated while doing business under another name, the signature must be in the following form: "[Last Endorsee], formerly known as [previous name]").

                           (vi) Copies of all intervening assignments of mortgage with evidence of recording thereon, or copies thereof together with an officer's certificate of Seller certifying that such represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Property is located.

                           (vii) Copies of any  attorney's  opinion of title and
                  abstract of title or the original mortgagee title insurance policy, or if the original mortgagee title insurance policy has not been issued, the irrevocable marked commitment to issue the same together with an officer's certificate of Seller certifying that such represent true and correct copies of the originals.

                           (viii) A copy of any security agreement, chattel mortgage or equivalent document executed in connection with the Purchased Loan together with an officer's certificate of Seller certifying that such represent true and correct copies of the originals.

                           (ix) A copy of any assignment of leases and rents, if
                  any, with evidence of recording thereon, or a copy thereof together with an officer's certificate of Seller, certifying that such copy represents a true and correct copy of the original that has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Property is located.

                           (x)  Copies  of  all   intervening   assignments   of
                  assignment of leases and rents, if any, or copies thereof, with evidence of recording thereon.

                           (xi) A copy of the UCC financing statements, certified as true and correct by Seller, and all necessary UCC continuation statements with evidence of filing thereon or copies thereof certified by Seller to have been sent for filing, and UCC assignments from Seller to Buyer or its designee, which UCC assignments shall be in form and substance acceptable for filing.

                           (xii) A copy of any environmental indemnity agreement
                  (if any).

                           (xiii) A copy of any omnibus  assignment in blank (if
                  any).

                           (xiv) A copy of the disbursement letter from the Mortgagor to the original mortgagee (if any).

                           (xv) A copy of the  Mortgagor's  certificate or title
                  affidavit (if any).

                           (xvi) A survey of the  Property  (if any) as accepted
                  by the title company for issuance of the Title Policy and a copy of the Title Policy.

                           (xvii) A copy of the  Mortgagor's  opinion of counsel
                  (if any).

                           (xviii)  A  copy  of  any   assignment   of  permits,
                  contracts and agreements (if any).

                           (xix) A copy of any  assignment  of any interest rate
                  cap agreement or other interest rate protection agreement entered into by the Mortgagor or its affiliates.

                           (xx) A copy of the fully executed intercreditor agreement or any other agreement that allocates assets among the parties, if any.

                           (xxi)  A  copy  of  any  estoppel   letter  from  the
                  mortgagor.

                           (xxii) A copy of any executed servicing agreement.

                           (xxiii) A copy of the Purchase Agreement.

                           (xxiv) A copy of any loan agreement.

                           (xxv) any other documents or instruments necessary in
                  the reasonable opinion of Buyer to consummate the sale of such Purchased Loan to Buyer subject to the terms of this Agreement or required to be delivered pursuant to the terms of this Agreement, or, if such Transaction is recharacterized as a secured financing, to create and perfect in favor of Buyer a valid perfected first priority security interest in such Purchased Loan.

                           With  respect  to  each  Purchased  Loan  which  is a
                  Mezzanine Loan:

                           (i) The original  Mezzanine Note signed in connection
                  with the Purchased Loan bearing all intervening endorsements, endorsed "Pay to the order of _______ without recourse" and signed in the name of the Last Endorsee by an authorized Person (in the event that the Mezzanine Note was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Purchased Loan was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form: "[Last Endorsee], formerly known as [previous name]").

                           (ii) The original of the loan agreement and the guarantee, if any, executed in connection with the Purchased Loan.

                           (iii) The original intercreditor or loan coordination
                  agreement, if any, executed in connection with the Purchased Loan.

                           (iv) The  original  security  agreement  executed  in
                  connection with the Purchased Loan.

                           (v) Copies of all documents relating to the formation
                  and organization of the borrower of such Purchased Loan, together with all consents and resolutions delivered in connection with such borrower's obtaining the Purchased Loan.

                           (vi) All other documents and instruments  evidencing,
                  guaranteeing, insuring or otherwise constituting or modifying or otherwise affecting such Purchased Loan, or otherwise executed or delivered in connection with, or otherwise relating to, such Purchased Loan, including all documents establishing or implementing any lockbox pursuant to which Seller is entitled to receive any payments from cash flow of the underlying real property.

                           (vii) The  assignment  of  Purchased  Loan (in blank)
                  sufficient to transfer to Buyer all of Seller's rights, title and interest in and to the Purchased Loan.

                           (viii) A copy of the  borrower's  opinion  of counsel
                  (if any).

                           (ix) A copy of the UCC financing statements, certified as true and correct by Seller, and all necessary UCC continuation statements with evidence of filing thereon or copies thereof certified by Seller to have been sent for filing, and UCC assignments from Seller to Buyer or its designee, which UCC assignments shall be in form and substance acceptable for filing.

                           (x) The pledge  agreement  and original  certificates
                  representing the pledged equity interests (if any).

                           (xi) Stock  powers  relating to each  pledged  equity
                  interest, executed in blank, if an original stock certificate is provided.

                           (xii)   Assignment  of  any  management   agreements,
                  agreements among equity interest holders or other material contracts.

                           (xiii) If no original stock  certificate is provided,
                  evidence satisfactory to Buyer that the pledged ownership interests have been transferred to, or otherwise made subject to a first priority security interest in favor of, Seller.

                           (xiv) Copies of all loan documents and related closing documents pertaining to the closing of the senior indebtedness incurred or owed by the owner of the real property with respect to which the borrower of the Mezzanine Loan has pledged its ownership interests, whether directly or indirectly through intermediate entities, including without limitation the organizational documents of such owner together with an officer's certificate of Seller certifying that such represent true and correct copies of the originals.

                           (xv) An assignment of any interest rate cap agreement
                  or other interest rate protection agreement entered into by the borrower under the Purchased Loan or its affiliates with respect to the Purchased Loan.

                           (xvi) the original servicing agreement, if any, executed in connection with the Purchased Loan.

                           (xvii) A copy of the Purchase Agreement.

                           (xviii) A copy of the borrower's fee title  insurance
                  policy in respect of the mezzanine loan and a copy of the related survey.

         With respect to each Purchased Loan which is of the type described in clause (iv) of the definition of Eligible Loan, any of the documentation referred to above in this Section 6(b) of this Agreement which is determined by Buyer to be necessary to effectuate the sale, transfer, conveyance and assignment of such Purchased Loan subject to the terms of this Agreement.

         In addition, with respect to each Purchased Loan, Seller shall deliver an instruction letter from Seller to the servicer with respect to such Purchased Loan, instructing the servicer to remit all sums required to be remitted to the holder of such Purchased Loan under the loan documents to the Depository for deposit in the Collection Account.

         From time to time, Seller shall forward to the Custodian additional original documents or additional documents evidencing any assumption, modification, consolidation or extension of a Purchased Loan approved in accordance with the terms of this Agreement, and upon receipt of any such other documents, the Custodian shall hold such other documents as Buyer shall request from time to time. With respect to any documents which have been delivered or are being delivered to recording offices for recording and have not been returned to Seller in time to permit their delivery hereunder at the time required, in lieu of delivering such original documents, Seller shall deliver to Buyer a true copy thereof with an officer's certificate certifying that such copy is a true, correct and complete copy of the original, which has been transmitted for recordation. Seller shall deliver such original documents to the Custodian promptly when they are received. With respect to all of the Purchased Loans delivered by Seller to Buyer or its designee (including the Custodian), Seller shall execute an omnibus power of attorney substantially in the form of
Exhibit V attached hereto irrevocably appointing Buyer its attorney-in-fact with full power, after the occurrence and during the continuation of an Event of Default to (i) complete and record the Assignment of Mortgage, (ii) complete the endorsement of the Mortgage Note or Mezzanine Note and (iii) take such other steps as may be necessary or desirable to enforce Buyer's rights against such Purchased Loans and the related Purchased Loan Files and the Servicing Records, Buyer shall deposit the Purchased Loan Files representing the Purchased Loans, or direct that the Purchased Loan Files be deposited directly, with the Custodian. The Purchased Loan Files shall be maintained in accordance with the Custodial Agreement. Any Purchased Loan Files not delivered to Buyer or its designee (including the Custodian) are and shall be held in trust by Seller or its designee for the benefit of Buyer as the owner thereof. Seller or its designee shall maintain a copy of the Purchased Loan File and the originals of the Purchased Loan File not delivered to Buyer or its designee. The possession of the Purchased Loan File by Seller or its designee is at the will of Buyer for the sole purpose of servicing the related Purchased Loan, and such retention and possession by Seller or its designee is in a custodial capacity only. The books and records (including, without limitation, any computer records or tapes) of Seller or its designee shall be marked appropriately to reflect clearly the sale of the related Purchased Loan to Buyer. Seller or its designee (including the Custodian) shall release its custody of the Purchased

Loan File only in accordance with written instructions from Buyer, unless such release is required as incidental to the servicing of the Purchased Loans or is in connection with a repurchase of any Purchased Loan by Seller.

         (c) Notwithstanding the provisions of Section 6(b) above requiring the execution of the Custodial Delivery and corresponding delivery of the Purchased Loan File to the Custodian on or prior to the related Purchase Date, with respect to each Transaction involving a Purchased Loan which is identified in the related Confirmation as a Table Funded Loan, Seller shall, in lieu of effectuating the delivery of all or a portion of the Purchased Loan File on or prior to the related Purchase Date, (i) deliver the Purchased Loan File (or the portion thereof not then delivered to the Custodian) to Buyer on or prior to the Purchase Date by means of delivery of the same to the Bailee, (ii) cause the Bailee to deliver to Seller, Buyer and the Custodian by facsimile on or before the related Purchase Date for the Transaction (A) a fully executed Bailee Agreement and Trust Receipt issued by the Bailee thereunder, (B) the promissory note(s) in favor of Seller evidencing the making of the Purchased Loan, with Seller's endorsement of such note to Buyer or original stock certificate (if certificated), (C) such other components of the Purchased Loan File as Buyer may require on a case by case basis with respect to the particular Transaction and
(D) evidence satisfactory to Buyer that all documents necessary to perfect Seller's (and, by means of assignment to Buyer on the Purchase Date, Buyer's) interest in the Collateral for the Purchased Loan, and (iii) not later than the third (3rd) Business Day following the Purchase Date, deliver to Buyer the Custodial Delivery and to the Custodian the entire Purchased Loan File.

         (d) Unless an Event of Default shall have occurred and be continuing, Seller shall exercise all voting, corporate and servicing rights with respect to the Purchased Loans. Upon the occurrence and during the continuation of an Event of Default, Buyer shall be entitled to exercise all voting and corporate rights with respect to the Purchased Loans without regard to Seller's instructions (including, but not limited to, if an Act of Insolvency shall occur with respect to Seller, to the extent Seller controls or is entitled to control selection of the special servicer, Buyer may transfer such special servicing to an entity satisfactory to Buyer).

         7. SALE, TRANSFER, HYPOTHECATION OR PLEDGE OF PURCHASED LOANS

         (a) Title to all Purchased Loans shall pass to Buyer on the applicable Purchase Date, and Buyer shall have free and unrestricted use of all Purchased Loans. Nothing in this Agreement or any other Transaction Document shall preclude Buyer from engaging in repurchase or financing transactions with the Purchased Loans or otherwise selling, transferring, pledging, repledging, hypothecating, or rehypothecating the Purchased Loans, but no such transaction shall relieve Buyer of its obligations to transfer the Purchased Loans to Seller pursuant to Sections 2 or 11 of this Agreement or of Buyer's obligation to credit or pay Income to, or apply Income to the obligations of, Seller pursuant to Section 4 hereof.

         (b) Nothing contained in this Agreement or any other Transaction Document shall obligate Buyer to segregate any Purchased Loans delivered to Buyer by Seller. Notwithstanding anything to the contrary in this Agreement or any other Transaction Document, no Purchased Loan shall remain in the custody of Seller or a Subsidiary of Seller.

         8. SUBSTITUTION; SEGREGATION OF DOCUMENTS RELATING TO ELIGIBLE LOANS

         (a) Substitution of Eligible Loans is subject to satisfaction of the conditions to the acquisition of the Purchased Loans.

         (b) All documents relating to Purchased Loans in the possession of Seller shall be segregated from other documents and securities in its possession and shall be identified as being subject to this Agreement.

         9. REPRESENTATIONS

         (a) Buyer and Seller each represents and warrants, and shall on and as of the Purchase Date of any Transaction be deemed to represent and warrant, to the other that:

                  (i) it is duly authorized to execute and deliver this Agreement, to enter into the Transactions contemplated hereunder and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance;

                  (ii) it will engage in such Transactions as principal (or, if agreed in writing in advance of any Transaction by the other party hereto, as agent for a disclosed principal);

                  (iii) the person signing this Agreement on its behalf is duly authorized to do so on its behalf (or on behalf of any such disclosed principal);

                  (iv) it has obtained all authorizations of any governmental body required in connection with this Agreement and the Transactions hereunder and such authorizations are in full force and effect; and

                  (v) the execution, delivery and performance of this Agreement and the Transactions hereunder will not violate any law, ordinance, charter, by-law or rule applicable to it or any agreement by which it is bound or by which any of its assets are affected.

         (b) Seller represents and warrants to Buyer that as of the Purchase Date for the purchase of any Purchased Loans by Buyer from Seller and any Transaction thereunder and as of the date of this Agreement and at all times while this Agreement and any Transaction thereunder is in full force and effect:

                  (i) Organization. Seller is duly organized, validly existing and in good standing under the laws and regulations of the state of Seller's organization and is duly licensed, qualified, and in good standing in every state where such licensing or qualification is necessary for the transaction of Seller's business. Seller has the power to own and hold the assets it purports to own and hold, and to carry on its business as now being conducted and proposed to be conducted, and has the power to execute, deliver, and perform its obligations under this Agreement and the other Transaction Documents.

                  (ii) Due Execution; Enforceability. The Transaction Documents have been duly executed and delivered by Seller, for good and valuable consideration. The Transaction Documents constitute the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms subject to bankruptcy, insolvency, and other limitations on creditors' rights generally and to equitable principles.

                  (iii) Non-Contravention. Neither the execution and delivery of the Transaction Documents, nor consummation by Seller of the transactions contemplated by the Transaction Documents (or any of them), nor compliance by Seller with the terms, conditions and provisions of the Transaction Documents (or any of them) will conflict with or result in a breach of any of the terms, conditions or provisions of (i) the formation, organizational or other governing documents of Seller, (ii) any contractual obligation to which such party is now a party or the rights under which have been assigned to such party or the obligations under which have been assumed by such party or to which the assets of such party are subject or constitute a default thereunder, or result thereunder in the creation or imposition of any lien upon any of the assets of such party, other than pursuant to the Transaction Documents, (iii) any judgment or order, writ, injunction, decree or demand of any court applicable to such party, or
         (iv) any applicable Requirement of Law. Seller has all necessary licenses, permits and other consents from Governmental Authorities necessary to acquire, own and sell the Purchased Loans and for the performance of its obligations under the Transaction Documents.

                  (iv)  Litigation:  Requirements  of Law.  There is no  action, suit, proceeding, investigation, or arbitration pending or, to the best knowledge of Seller, threatened against Seller or any of its assets, nor is there any action, suit, proceeding, investigation, or arbitration pending or, to the best knowledge of Seller, threatened against Seller which may result in any material adverse change in the business, operations, financial condition, properties, or assets of Seller, or which may have an adverse effect on the validity of the Transaction Documents or the Purchased Loans or any action taken or to be taken in connection with the obligations of Seller under any of the Transaction Documents. Seller is in compliance in all material respects with all Requirements of Law. Seller is not in default in any material respect with respect to any judgment, order, writ, injunction, decree, rule or regulation of any arbitrator or Governmental Authority.

                  (v) No Broker. Seller has not dealt with any broker, investment banker, agent, or other Person (other than Buyer or an Affiliate of Buyer) who may be entitled to any commission or compensation in connection with the sale of Purchased Loans pursuant to any of the Transaction Documents.

                  (vi) Good Title to Purchased Loans.  Immediately  prior to the purchase of any Purchased Loans by Buyer from Seller, such Purchased Loans are free and clear of any lien, encumbrance or impediment to transfer (including any "adverse claim" as defined in Section 8-102(a)(l) of the UCC), and Seller is the record and beneficial owner of and has good and marketable title to and the right to sell and transfer such Purchased Loans to Buyer and, upon transfer of such Purchased Loans to Buyer, Buyer shall be the owner of such Purchased Loans free of any adverse claim (other than any adverse claims or liens created by Buyer). In the event the related Transaction is recharacterized as a secured financing of the Purchased Loans, the provisions of this Agreement are effective to create in favor of Buyer a valid security interest in all rights, title and interest of Seller in, to and under the Purchased Loans and Buyer shall have a valid, perfected first priority security interest in the Purchased Loans.

                  (vii) No Default. No Default or Event of Default exists under or with respect to the Transaction Documents.

                  (viii) Representations and Warranties Regarding Purchased Loans; Delivery of Purchased Loan File. Seller represents and warrants to Buyer that each Purchased Loan sold hereunder and each pool of Purchased Loans sold in a Transaction hereunder, as of each Purchase Date for a Transaction conform to the applicable representations and warranties set forth in Exhibit VI or Exhibit VII attached hereto, except as disclosed to Buyer in writing prior to the related Purchase Date for the Transaction in which such Purchased Loan is purchased by Buyer; provided, however, that Seller does not make the representations and warranties set forth in Exhibit VI or Exhibit VII with respect to any Purchased Loan originated by Buyer or any of its Affiliates. It is understood and agreed that the representations and warranties set forth in Exhibit VI or Exhibit VII hereto, if any, shall survive delivery of the respective Purchased Loan File to Buyer or its designee (including the Custodian). With respect to each Purchased Loan, the Mortgage Note or Mezzanine Note, the Mortgage (if any), the Assignment of Mortgage (if any) and any other documents required to be delivered under this Agreement and the Custodial Agreement for such Purchased Loan have been delivered to Buyer or the Custodian on its behalf. Seller or its designee is in possession of a complete, true and accurate Purchased Loan File with respect to each Purchased Loan, except for such documents the originals of which have been delivered to the Custodian. Any provision hereof to the contrary notwithstanding, Buyer's remedy for a breach of this representation and warranty with respect to any Purchased Loan shall be to mark such Purchased Loan to market; provided, however, that in the event that a breach of this representation and warranty causes a breach of some other covenant of Seller hereunder (such as to maintain adequate margin), then Buyer shall be entitled to exercise all rights and remedies granted to it hereunder.

                  (ix) Adequate Capitalization: No Fraudulent Transfer. Seller has, as of such Purchase Date, adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations. Seller is generally able to pay, and as of the date hereof is paying, its debts as they come due. Seller has not become, or is presently, financially insolvent nor will Seller be made insolvent by virtue of Seller's execution of or performance under any of the Transaction Documents within the meaning of the bankruptcy laws or the insolvency laws of any jurisdiction. Seller has not entered into any Transaction Document or any Transaction pursuant thereto in contemplation of insolvency or with intent to hinder, delay or defraud any creditor.

                  (x) Consents. No consent, approval or other action of, or filing by Seller with, any Governmental Authority or any other Person is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of any of the Transaction Documents (other than consents, approvals and filings that have been obtained or made, as applicable).

                  (xi) Ownership. Seller is a publicly held corporation.

                  (xii) Organizational Documents. Seller has delivered to Buyer certified copies of its formation, organizational and other governing documents, together with all amendments thereto.

                  (xiii) No Encumbrances. There are (i) no outstanding rights, options, warrants or agreements on the part of Seller for a purchase, sale or issuance, in connection with the Purchased Loans and (ii) no agreements on the part of Seller to issue, sell or distribute the Purchased Loans.

                  (xiv) Federal Regulations. Seller is not (A) an "investment company," or a company "controlled by an investment company," within the meaning of the Investment Company Act of 1940, as amended, or (B) a "holding company," or a "subsidiary company of a holding company," or an "affiliate" of either a "holding company" or a "subsidiary company of a holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

                  (xv) Taxes. Seller has filed or caused to be filed all tax returns which to the knowledge of Seller would be delinquent if they had not been filed on or before the date hereof and has paid all taxes shown to be due and payable on or before the date hereof on such returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it and any of its assets by any Governmental Authority; no tax liens have been filed against any of Seller's assets and, to Seller's knowledge, no claims are being asserted with respect to any such taxes, fees or other charges.

                  (xvi) ERISA. Seller does not have any Plans.

                  (xvii) Judgments/Bankruptcy. Except as disclosed in writing to Buyer, there are no judgments in excess of $10,000,000 against Seller unsatisfied of record or docketed in any court located in the United States of America and no Act of Insolvency has ever occurred with respect to Seller.

                  (xviii) Full and Accurate Disclosure. No information contained in the Transaction Documents, or any written statement furnished by or on behalf of Seller pursuant to the terms of the Transaction Documents, contains any untrue statement of a material fact or to Seller's knowledge omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

                  (xix) Financial Information. All financial data concerning Seller and to Seller's knowledge the Purchased Loans that has been delivered by or on behalf of Seller to Buyer is true, complete and correct in all material respects and has been prepared in accordance with GAAP. Since the delivery of such data, except as otherwise disclosed in writing to Buyer, there has been no change in the financial position of Seller or to Seller's knowledge the Purchased Loans, or in the results of operations of Seller, which change is reasonably likely to have in a material adverse effect on Seller.

                  (xx) Chief Executive Office. On the date of this Agreement, Seller's chief executive office and principal place of business is located at 410 Park Avenue, 14th Floor, New York, New York 10022. The location where Seller keeps its books and records, including all computer tapes and records relating to the Eligible Loans is its chief executive office.

                  (xxi) Purchase Agreement Representations and Warranties. Seller has provided Buyer with a copy of the Purchase Agreement (to the extent applicable) containing representations and warranties made to Seller by the party designated as seller under such Purchase Agreement.

                  (xxii) Loan to Value Ratio. The combined loan to value ratio of any Purchased Loan and any senior liens on a related Property shall not at any time exceed the requirements set forth in the Side Letter.

         (c) On the Purchase Date for any Transaction, Seller shall be deemed to have made all of the representations set forth in Section 9(b) of this Agreement as of such Purchase Date.

         10. NEGATIVE COVENANTS OF SELLER

         On and as of the date hereof and each Purchase Date and until this Agreement is no longer in force with respect to any Transaction, Seller shall not without the prior written consent of Buyer: (a) take any action which would directly or indirectly impair or adversely affect Buyer's title to or security interest in the Purchased Loans;

         (b) transfer, assign, convey, grant, bargain, sell, set over, deliver or otherwise dispose of, or pledge or hypothecate, directly or indirectly, any interest in the Purchased Loans (or any of them) to any Person other than Buyer, or engage in repurchase transactions or similar transactions with respect to the Purchased Loans (or any of them) with any Person other than Buyer;

         (c) create, incur or permit to exist any lien, encumbrance or security interest in or on the Purchased Loans, except as described in Section 5 of this Agreement;

         (d) consent or assent to any amendment or supplement to, or termination of, any Securitization Document, any note, loan agreement, mortgage or guaranty relating to the Purchased Loans or other material agreement or instrument relating to the Purchased Loans other than in accordance with Section 6(c);

         (e) use any of the Purchase Price for any Purchased Loan either directly or indirectly to acquire any security, as that term is defined in Regulation T of the Regulations of the Board of Governors of the Federal Reserve System, or take any action that might cause any Transaction to violate any regulation of the Federal Reserve Board;

         (f) after the occurrence and during the continuation of any Default or Event of Default, make any distribution, payment on account of, or set apart assets for any equity or ownership interest of Seller, or for a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any equity or ownership interest of Seller, whether now or hereafter outstanding, or make any other distribution in respect to any equity or ownership interest of Seller, either directly or indirectly, whether in cash or property or in obligations of Seller; provided, that the foregoing shall not restrict Seller from making distributions, from assets other than the Purchased Loans, required to maintain Seller's status under the Code as a real estate investment trust ("REIT") within the meaning of Section 856 through 860 of the Code, in the event Seller then qualifies as a REIT under the Code; or

         (g) file a UCC financing statement, with respect to a Purchased Loan, or an amendment or termination statement with respect to a UCC financing statement with respect to a Purchased Loan, except as approved by Buyer in each instance.

         11. AFFIRMATIVE COVENANTS OF SELLER

         (a) Seller shall promptly notify Buyer of any material adverse change in its business operations and/or financial condition; provided, however, that nothing in this Section 11 shall relieve Seller of its obligations under this Agreement.

         (b) Seller shall provide Buyer with copies of such documents as Buyer may reasonably request evidencing the truthfulness of the representations set forth in Section 9.

         (c) Seller (1) shall defend the right, title and interest of Buyer in and to the Purchased Loans against, and take such other action as is necessary to remove, the Liens, security interests, claims and demands of all Persons (other than security interests by or through Buyer) and (2) shall, at Buyer's request, take all action necessary to ensure that Buyer will have a first priority security interest in the Purchased Loans subject to any of the Transactions in the event such Transactions are recharacterized as secured financings.

         (d) Seller shall notify Buyer and the Depository of the occurrence of any Default or Event of Default with respect to Seller as soon as possible but in no event later than the second (2nd) Business Day after obtaining actual knowledge of such event.

         (e) Seller shall promptly (and in any event not later than two (2) Business Days following receipt) deliver to Buyer (i) any notice of the occurrence of an event of default under or report received by or required to be delivered by Seller pursuant to the Securitization Documents; (ii) any notice of transfer of servicing under the Securitization Documents and (iii) any other information with respect to the Purchased Loans as may be reasonably requested by Buyer from time to time.

         (f) Seller will permit Buyer (at Buyer's cost) or its designated representative to inspect Seller's records with respect to the Purchased Loans and the conduct and operation of its business related thereto upon reasonable prior written notice from Buyer or its designated representative, at such reasonable times and with reasonable frequency, and to make copies of extracts of any and all thereof, subject to the terms of any confidentiality agreement between Buyer and Seller.

         (g) If Seller shall at any time become entitled to receive or shall receive any rights, whether in addition to, in substitution of, as a conversion of, or in exchange for the Purchased Loans, or otherwise in respect thereof, Seller shall accept the same as Buyer's agent, hold the same in trust for Buyer and deliver the same forthwith to Buyer in the exact form received, duly endorsed by Seller to Buyer, if required, together with an undated bond power covering such certificate duly executed in blank to be held by Buyer hereunder as additional collateral security for the Transactions. If any sums of money or property so paid or distributed in respect of the Purchased Loans shall be received by Seller, Seller shall, until such money or property is paid or delivered to Buyer, hold such money or property for the benefit of Buyer, as additional collateral security for the Transactions.

         (h) At any time from time to time upon request of Buyer, at the sole expense of Seller, Seller will promptly and duly execute and deliver such further instruments and documents and take such further actions as Buyer may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement including the first priority security interest granted hereunder and of the rights and powers herein granted (including, among other things, filing such Uniform Commercial Code financing statements as Buyer may reasonably request). If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument, negotiable document, certificated security or chattel paper, such note, instrument, document, security or chattel paper shall be immediately delivered to Buyer, duly endorsed in a manner satisfactory to Buyer, to be held as Collateral pursuant to this Agreement, and the documents delivered in connection herewith. Seller hereby irrevocably authorizes Buyer at any time and from time to time to file in any filing office in any jurisdiction any initial financing statements and amendments thereto that (1) indicate the Collateral (i) as all Purchased Loans, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (2) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether Seller is an organization, the type of organization and any organization identification number issued to Seller, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Seller agrees to furnish any such information to Buyer promptly upon request. Seller also ratifies its authorization for Buyer to have filed in any jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

         (i) Seller shall provide Buyer with the following financial and reporting information:

                  (i) Within 60 days after the last day of the first three fiscal quarters in any fiscal year, Seller's unaudited consolidated statements of income and statements of changes in cash flow for such quarter and balance sheets as of the end of such quarter (which statements and balance sheets shall separately break out the statements of income and changes in cash flow and balance sheets of Seller), in each case presented in Seller's usual form as previously approved by Buyer;

                  (ii) Within 120 days after the last day of its fiscal year, Seller's audited consolidated statements of income and statements of changes in cash flow for such year and balance sheets as of the end of such year (which statements and balance sheets shall separately break out the statements of income and changes in cash flow and balance sheets of Seller), in each case presented in Seller's usual form as previously approved by Buyer;

                  (iii) Within 60 days after the last day of each calendar quarter in any fiscal year, an officer's certificate from Seller addressed to Buyer certifying that, as of such calendar month, (x)
         Seller is in compliance with all of the terms, conditions and requirements of this Agreement, and (y) no Event of Default exists;

                  (iv) within 60 days after the last day of each calendar month in any fiscal year, any and all property level financial information with respect to the Purchased Loans that is in the possession of Seller or an Affiliate, or such other information as may be mutually determined and agreed upon in writing by both Buyer and Seller, including, without limitation, rent rolls and income statements; and

                  (v) Within 20 days after each month end, a monthly reporting package containing all information set forth on Exhibit III attached hereto.

         (j) Seller shall at all times comply in all material respects with all laws, ordinances, rules and regulations of any federal, state, municipal or other public authority having jurisdiction over Seller or any of its assets and Seller shall do or cause to be done all things reasonably necessary to preserve and maintain in full force and effect its legal existence, and all licenses material to its business.

         (k) Seller shall at all times keep proper books of records and accounts in which full, true and correct entries shall be made of its transactions in accordance with GAAP and set aside on its books from its earnings for each fiscal year all such proper reserves in accordance with GAAP.

         (l) Seller shall observe, perform and satisfy all the terms, provisions, covenants and conditions required to be observed, performed or satisfied by it, and shall pay when due all costs, fees and expenses required to be paid by it, under the Transaction Documents. Seller shall pay and discharge all taxes, levies, liens and other charges on its assets and on the Purchased Loans that, in each case, in any manner would create any lien or charge upon the Purchased Loans, except for any such taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided in accordance with GAAP.

         (m) Seller shall advise Buyer in writing of the opening of any new chief executive office or the closing of any such office and of any change in Seller's name or the places where the books and records pertaining to the Purchased Loans are held not less than fifteen (15) Business Days prior to taking any such action.

         (n) Seller will maintain records with respect to the Purchased Loans and the conduct and operation of its business with no less a degree of prudence than if the Purchased Loans were held by Seller for its own account and will furnish Buyer, upon request by Buyer or its designated representative, with information reasonably obtainable by Seller with respect to the Purchased Loans and the conduct and operation of its business.

         (o) Seller shall provide Buyer with access to operating statements, the occupancy status and other property level information, with respect to the Properties, plus any such additional reports as Buyer may reasonably request.

         (p) Seller hereby covenants and agrees that all interest and original issue discount received or accrued with respect to the Purchased Loans shall be treated as portfolio interest within the meaning of Sections 871(h) and 881(c) of the Internal Revenue Code, as amended, and no amount will be required to be deducted from any remittance on the Purchased Loans on account of withholding tax or otherwise.

         (q) Seller shall notify Buyer in writing of any proposed extension or material modification of any Purchased Loan not less than ten (10) Business Days prior to taking any such action and shall reasonably provide Buyer with any documentation required for such Purchased Loan to be modified or extended after any such action has been taken.

         (r) Seller shall pay all reasonable and actually incurred expenses (including the reasonable fees and expenses of counsel to Buyer) of Buyer in connection with the negotiation and documentation of this Agreement.

         (s) Seller shall be solely responsible for the fees and expenses of Custodian.


         12. [Reserved]

         13. EVENTS OF DEFAULT

         Each of the following shall constitute an "Event of Default" under this
Agreement:

                  (i) either (A) the Transaction Documents shall for any reason not cause, or shall cease to cause, Buyer to be the owner free of any adverse claim of any of the Purchased Loans, or (B) if a Transaction is recharacterized as a secured financing, the Transaction Documents with respect to any Transaction shall for any reason cease to create a valid first priority security interest in favor of Buyer in any of the Purchased Loans;

                  (ii) in the event that Buyer or any of its Affiliates is a party to any Hedging Transaction and a default or breach occurs thereunder on the part of Seller or any of its Subsidiaries which results in the early termination of such Hedging Transaction or otherwise is not cured within the cure period for such default or breach provided under the terms and conditions of such Hedging Transaction;

                  (iii) failure of Buyer to receive no later than one (1) Business Day following any Remittance Date the accrued, but unpaid Price Differential (less any amount of such Price Differential previously paid by Seller to Buyer) (including, without limitation, in the event the Income paid or distributed on or in respect of the Purchased Loans is insufficient to make such payment and Seller does not make such payment or cause such payment to be made);

                  (iv) failure of Buyer to receive the Repurchase Price for any Purchased Loans on the date the same is due under this Agreement (whether on the Repurchase Date, Early Repurchase Date or otherwise as provided herein);

                  (v) failure of Seller to make any other payment (i.e., a payment of a type not specified in any other clause of this Section 13) owing to Buyer which has become due, whether by acceleration or otherwise under the terms of this Agreement which failure is not remedied within the applicable period in the case of a failure pursuant to Section 3 or three Business Days in the case of any other such failure;

                  (vi) any governmental, regulatory, or self-regulatory authority shall have taken any action to remove, limit, restrict, suspend or terminate the rights, privileges, or operations of Seller, which suspension has a material adverse effect on the financial condition or business operations of Seller, taken as a whole;

                  (vii) Buyer shall have determined, in the exercise of its good faith business judgment, (A) that there has been a material adverse change in the corporate structure with respect to Seller (including, without limitation, any breach of the provisions of Section 12 hereof) or financial condition or creditworthiness, taken as a whole, of Seller; (B) that Seller will not meet or has breached any of its obligations under any Transaction pursuant to any of the Transaction Documents; or (C) that a material adverse change in the financial condition of Seller may occur due to the pendency of a material legal action against Seller;

                  (viii) an Act of Insolvency shall have occurred with respect to Seller;

                  (ix) [Reserved]

                  (x) any (A) representation or warranty made by Seller shall have been incorrect or untrue in any material respect when made or repeated or deemed to have been made or repeated; provided, however that Buyer's remedy for a breach of a representation and warranty with respect to any Purchased Loan shall be to mark such Purchased Loan to market; or (B) covenant made by Seller shall have been breached in a material respect;

                  (xi) a final judgment by any competent court in the United States of America for the payment of money in an amount greater than $10,000,000 shall have been rendered against Seller, and remained undischarged or unpaid for a period ninety (90) days, during which period execution of such judgment is not effectively stayed;

                  (xii) Seller or Buyer shall breach or fail to perform any of the terms, covenants, obligations or conditions of this Agreement, and such breach or failure to perform is not remedied within twenty (20) days, provided that any failure to comply with Section 11(j) must be cured within 5 days (unless otherwise specifically referred to in this definition of "Event of Default");

                  (xiii) Seller shall have defaulted, such default having not previously occurred, (beyond applicable notice and cure period) or failed to perform under any other note, indenture, loan agreement, guaranty, swap agreement or any other contract, agreement or transaction to which it is a party, which default (A) involves the failure to pay an obligation in excess of $5,000,000, or (B) permits the acceleration of the maturity of obligations in excess of $5,000,000 by any other party to or beneficiary of such note, indenture, loan agreement, guaranty, swap agreement or other contract agreement or transaction, or Seller shall breach any covenant or condition, shall fail to perform, admits its inability to perform or state its intention not to perform its obligations under any Transaction or in respect of any repurchase agreement, reverse repurchase agreement, securities contract or derivative transaction with any party;

                  (xiv) [Reserved]

                  (xv) Seller at any time fails to maintain a ratio of Seller's EBITDA to its interest expense coverage of more than 1.2x;

                  (xvi) The Debt to Net Worth ratio of Seller at any time exceeds 30:1; or

                  (xvii) The ratio of Modified Debt to Net Worth exceeds 5:1.

         All of the financial tests and covenants in this Agreement will be measured based on the consolidated position of Seller and its Subsidiaries.

         14. REMEDIES

         If an Event of Default shall occur and be continuing with respect to Seller, the following rights and remedies shall be available to Buyer:

                  (i) At the option of Buyer, exercised by written notice to Seller (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an Act of Insolvency with respect to Seller), the Repurchase Date for each Transaction hereunder shall, if it has not already occurred, be deemed immediately to occur (the date on which such option is exercised or deemed to have been exercised being referred to hereinafter as the "Accelerated Repurchase Date").

                  (ii) If Buyer exercises or is deemed to have exercised the option referred to in Section 14(i) of this Agreement:

                  (A) Seller's obligations hereunder to repurchase all Purchased Loans shall become immediately due and payable on and as of the Accelerated Repurchase Date; and

                  (B) to the extent permitted by applicable law, the Pricing Rate with respect to each Transaction (determined as of the Accelerated Repurchase Date) shall be the Pricing Rate prior to the date of the Event of Default plus 200 basis points; and

                  (C) the Custodian shall, upon the request of Buyer, deliver to Buyer all instruments, certificates and other documents then held by the Custodian relating to the Purchased Loans,

                  (iii) Unless Seller has tendered the Repurchase Price, upon the occurrence and during the continuance of an Event of Default which has not previously occurred with respect to Seller (with respect to which Buyer has not agreed to forbearance or accepted a workout arrangement), Buyer may (A) immediately sell, at a public or private sale at such price or prices as Buyer may deem satisfactory any or all of the Purchased Loans or (B) in its sole discretion elect, in lieu of selling all or a portion of such Purchased Loans, to give Seller credit for such Purchased Loans in an amount equal to the Market Value of such Purchased Loans against the aggregate unpaid Repurchase Price for such Purchased Loans and any other amounts owing by Seller under the Transaction Documents. Notwithstanding the definition of "Market Value" set forth in Section 1 herein, for purposes of this Section 14(iii), as to any Purchased Loan that has been delinquent for at least sixty (60) days, Buyer shall determine a market value for such Purchased Loan in good faith. The proceeds of any disposition of Purchased Loans effected pursuant to this Section 14(iii) shall be applied, (w) first, to the costs and expenses, including legal expenses, incurred by Buyer in connection with Seller's default; (x) second, to the Repurchase Price;

         and (y) third, to any other outstanding obligation of Seller to Buyer or its Affiliates.

                  (iv) The  parties  recognize  that it may not be  possible  to purchase or sell all of the Purchased Loans on a particular Business Day, or in a transaction with the same purchaser, or in the same manner because the market for such Purchased Loans may not be liquid. In view of the nature of the Purchased Loans, the parties agree that liquidation of a Transaction or the Purchased Loans does not require a public purchase or sale and that a good faith private purchase or sale shall be deemed to have been made in a commercially reasonable manner. Accordingly, Buyer may elect, in its sole discretion, the time and manner of liquidating any Purchased Loans, and nothing contained herein shall (A) obligate Buyer to liquidate any Purchased Loans on the occurrence and during the continuance of an Event of Default or to liquidate all of the Purchased Loans in the same manner or on the same Business Day or (B) constitute a waiver of any right or remedy of Buyer or its Affiliates.

                  (v) Seller shall be liable to Buyer for the amount of all expenses, including reasonable legal fees and expenses, actually incurred by Buyer in connection with or as a consequence of an Event of Default with respect to Seller, and any other actual out-of-pocket loss, damage, cost or expense directly arising or resulting from the occurrence of an Event of Default with respect to Seller.

                  (vi) Buyer shall have, in addition to its rights and remedies under the Transaction Documents, all of the rights and remedies provided by applicable federal, state, foreign, and local laws (including, without limitation, if the Transactions are recharacterized as secured financings, the rights and remedies of a secured party under the UCC, to the extent that the UCC is applicable, and the right to offset any mutual debt and claim), in equity, and under any other agreement between Buyer and Seller. Without limiting the generality of the foregoing, Buyer shall be entitled to set off the proceeds of the liquidation of the Purchased Loans against all of Seller's obligations to Buyer, whether or not such obligations are then due, without prejudice to Buyer's right to recover any deficiency.

                  (vii) Buyer may exercise any or all of the remedies available to Buyer immediately upon the occurrence of an Event of Default with respect to Seller (with respect to which Buyer has not agreed to forbearance or accepted a workout arrangement) and at any time during the continuance thereof. All rights and remedies arising under the Transaction Documents, as amended from time to time, are cumulative and not exclusive of any other rights or remedies which Buyer may have.

                  (viii) Buyer may enforce its rights and remedies hereunder without prior judicial process or hearing, and Seller hereby expressly waives any defenses Seller might otherwise have to require Buyer to enforce its rights by judicial process. Seller also waives any defense Seller might otherwise have arising from the use of nonjudicial process, disposition of any or all of the Purchased Loans, or from any other election of remedies. Seller recognizes that nonjudicial remedies are consistent with the usages of the trade, are responsive to commercial necessity and are the result of a bargain at arm's length.

                  (ix) To the extent that applicable law imposes duties on Buyer to exercise remedies in a commercially reasonable manner, Seller acknowledges and agrees that it is not commercially unreasonable for Buyer (i) to fail to incur expenses reasonably deemed significant by Buyer to prepare the Purchased Loans for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Purchased Loans to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of the Purchased Loans to be collected or disposed of, (iii) to fail to exercise collection remedies against Persons obligated on the Purchased Loans or to remove liens on or any adverse claims against the Purchased Loans,
         (iv) to exercise collection remedies against Persons obligated on the Purchased Loans directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of the Purchased Loans through publications or media of general circulation, whether or not the Purchased Loans are of a specialized nature, (vi) to contact other Persons, whether or not in the same business as Seller, for expressions of interest in acquiring all or any portion of such Purchased Loans, (vii) to hire one or more professional auctioneers to assist in the disposition of the Purchased Loans, whether or not the Purchased Loans are of a specialized nature, (viii) to dispose of the Purchased Loans by utilizing internet sites that provide for the auction of assets of the types included in the Purchased Loans or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase, at Buyer's expense, insurance or credit enhancements to insure Buyer against risks of loss, collection or disposition of the Purchased Loans or to provide to Buyer a guaranteed return from the collection or disposition of the Purchased Loans, or (xii) to the extent deemed appropriate by Buyer, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Buyer in the collection or disposition of any of the Purchased Loans. Seller acknowledges that the purpose of this Section 14(ix) is to provide non-exhaustive indications of what actions or omissions by Buyer would not be commercially unreasonable in Buyer's exercise of remedies against the Purchased Loans and that other actions or omissions by Buyer shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 14(ix). Without limitation upon the foregoing, nothing contained in this Section 14(ix) shall be construed to grant any rights to Seller or to impose any duties on Buyer that would not have been granted or imposed by this Agreement or by applicable law in the absence of this
         Section 14(ix).

                  (x) Buyer shall not be required to make any demand upon, or pursue or exhaust any of its rights or remedies against, Seller, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the obligations of Seller hereunder or to pursue or exhaust any of its rights or remedies with respect to any Purchased Loans therefor or any direct or indirect guarantee thereof. Buyer shall not be required to marshal the Purchased Loans or any guarantee of the obligations of Seller hereunder or to resort to the Purchased Loans or any such guarantee in any particular order, and all of its rights hereunder or under any other document or instrument executed in connection herewith shall be cumulative. To the extent it may lawfully do so, Seller absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against Buyer, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Purchased Loans made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Agreement, or otherwise.

                  (xi) Seller hereby appoints Buyer as attorney-in-fact of Seller for the purpose, after the occurrence and during the continuance of an Event of Default, of carrying out the provisions of this Agreement and taking any action and executing or endorsing any instruments that Buyer may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest.

         15. NOTICES AND OTHER COMMUNICATIONS

         All notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) hand delivery, with proof of attempted delivery,
(b) certified or registered United States mail, postage prepaid, (c) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (d) by telecopier (with answerback acknowledged) provided that such telecopied notice must also be delivered by one of the means set forth in (a), (b) or (c) above, to the address specified below or at such other address and person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section:

         if to Buyer:      Bear, Stearns Funding, Inc.
                           383 Madison Avenue
                           New York, New York  10179
                           Attn:            Eileen Albus
                           Telephone:       (212) 272-7502
                           Fax:             (212) 272-2053

         with a copy to:

                           Sidley Austin Brown & Wood LLP

                           787 Seventh Avenue
                           New York, New York  10019
                           Attn:            Michael P. Peck
                           Telephone:       (212) 839-5576
                           Fax:             (212) 839-5599

        if to Seller:      Capital Trust, Inc.
                           410 Park Avenue
                           14th Floor
                           New York, New York 10022
                           Attn:    Geoffrey Jervis
                           Telephone:       (212) 655-0247
                           Fax:     (212) 655-0044

         with a copy to:

                           Paul, Hastings, Janofsky & Walker LLP
                           75 East 55th Street
                           New York, New York  10022
                           Attn:            Robert J. Grados, Esq.
                           Telephone:       (212) 318-6923
                           Fax:             (212) 230-7830

         A notice shall be deemed to have been given: (a) in the case of hand delivery, at the time of delivery, (b) in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day, (c) in the case of expedited prepaid delivery upon the first attempted delivery on a Business Day, or (d) in the case of telecopier, upon receipt of answerback confirmation, provided that such telecopied notice was also delivered as required in this Section. A party receiving a notice which does not comply with the technical requirements for notice under this Section may elect to waive any deficiencies and treat the notice as having been properly given.

         16. NON-ASSIGNABILITY

         (a) The rights and obligations of the parties under the Transaction Documents and under any Transaction shall not be assigned by either party without the prior written consent of the other party; provided, however, that Buyer may assign its rights and obligations under the Transaction Documents and/or under any Transaction to an Affiliate, without the prior written consent of Seller so long as that Affiliate has a Net Worth at least equal to that of Buyer as of the Purchase Date; and provided further, however, that upon the occurrence and during the continuation of an Event of Default, the non-defaulting party shall have an unfettered right to assign its rights and obligations without the consent of the defaulting party.

         (b) The transferring party pursuant to subsection (a) above shall be responsible for the payment of all fees and expenses relating to such transfer of its rights and obligations.

         (c) Buyer shall be entitled to issue one or more participation interests with respect to any or all of the Transactions.

         (d) Subject to the foregoing, the Transaction Documents and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. Nothing in the Transaction Documents, express or implied, shall give to any Person, other than the parties to the Transaction Documents and their respective successors, any benefit or any legal or equitable right, power, remedy or claim under the Transaction Documents.

         17. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL

         (a) This Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of laws principles thereof.

         (b) Each party irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Agreement or relating in any way to this Agreement or any Transaction under this Agreement and (ii) waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile.

         (c) Each party hereby irrevocably waives, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consent to the service of any summons and complaint and any other process by the mailing via certified mail, return receipt requested of copies of such process to them at their respective address specified herein. Each party hereby agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 17 shall affect the right of Buyer to serve legal process in any other manner permitted by law or affect the right of Buyer to bring any action or proceeding against Seller or its property in the courts of other jurisdictions.

         (d) EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED HEREUNDER OR THEREUNDER.

         18. NO RELIANCE

         Each of Buyer and Seller hereby acknowledges, represents and warrants to the other that, in connection with the negotiation of, the entering into, and the performance under, the Transaction Documents and each Transaction thereunder:

         (a) It is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the other party to the Transaction Documents, other than the representations expressly set forth in the Transaction Documents.

         (b) It has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and it has made its own investment, hedging and trading decisions (including decisions regarding the suitability of any Transaction) based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

         (c) It is a sophisticated and informed Person that has a full understanding of all the terms, conditions and risks (economic and otherwise) of the Transaction Documents and each Transaction thereunder and is capable of assuming and willing to assume (financially and otherwise) those risks;

         (d) It is entering into the Transaction Documents and each Transaction thereunder for the purposes of managing its borrowings or investments or hedging its underlying assets or liabilities and not for purposes of speculation;

         (e) It is not acting as a fiduciary or financial, investment or commodity trading advisor for the other party and has not given the other party (directly or indirectly through any other Person) any assurance, guaranty or representation whatsoever as to the merits (either legal, regulatory, tax, business, investment, financial, accounting or otherwise) of the Transaction Documents or any Transaction thereunder.

         19. INDEMNITY

         Seller hereby agrees to indemnify Buyer, Buyer's designee and each of its officers, directors, employees and agents ("Indemnified Parties") from and against any and all liabilities, obligations, actual, out-of-pocket losses, actual, out-of-pocket damages, actual, out-of-pocket penalties, actions, judgments, suits, taxes (including stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Purchased Loans or in connection with any of the transactions contemplated by this Agreement and the documents delivered in connection herewith, other than income taxes, franchise taxes or other similar taxes of Buyer), actual, out-of-pocket fees, actual, out-of-pocket costs, actual, out-of-pocket expenses (including reasonable attorneys' fees and disbursements) or disbursements (all of the foregoing, collectively "Indemnified Amounts") which may at any time (including, without limitation, such time as this Agreement shall no longer be in effect and the Transactions shall have been repaid in full) be imposed on or asserted against any Indemnified Party in any way whatsoever arising out of or in connection with, or relating to, this Agreement or any Transactions thereunder or any action taken or omitted to be taken by any Indemnified Party under or in connection with any of the foregoing; provided, that Seller shall not be liable for Indemnified Amounts resulting from the gross negligence or willful misconduct of any Indemnified Party. Without limiting the generality of the foregoing, Seller agrees to hold Buyer harmless from and indemnify Buyer against all Indemnified Amounts with respect to all Purchased Loans relating to or arising out of any violation or alleged violation of any environmental law, rule or regulation or any consumer credit laws, including without limitation ERISA, the Truth in Lending Act and/or the Real Estate Settlement Procedures Act, that, in each case, results from anything other than Buyer's gross negligence or willful misconduct. In any suit, proceeding or action brought by Buyer in connection with any Purchased Loan for any sum owing thereunder, or to enforce any provisions of any Purchased Loan, Seller will save, indemnify and hold Buyer harmless from and against all expense (including, without limitation, reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by Seller of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from Seller and the enforcement or the preservation of Buyer's rights under this Agreement or any Transaction contemplated hereby, including without limitation the reasonable fees and disbursements of its counsel. Seller hereby acknowledges that, the obligation of Seller hereunder is a recourse obligation of Seller.

         20. DUE DILIGENCE

         Seller acknowledges that Buyer has the right, at its own cost and expense, to perform reasonable continuing due diligence reviews with respect to the Purchased Loans for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and Seller agrees that upon reasonable prior notice to Seller, Buyer or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Purchased Loan Files, Servicing Records and any and all documents, records, agreements, instruments or information relating to such Purchased Loans in the possession or under the control of Seller, any other servicer or subservicer and/or the Custodian. Seller also shall make available to Buyer a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Purchased Loan Files and the Purchased Loans. Without limiting the generality of the foregoing, Seller acknowledges that Buyer may enter into Transactions with Seller based solely upon the information provided by Seller to Buyer and the representations, warranties and covenants contained herein, and that Buyer, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Purchased Loans. Buyer may underwrite such Purchased Loans itself or, at its own cost and expense, engage a third party underwriter to perform such underwriting. Seller agrees to reasonably cooperate with Buyer and any third party underwriter in connection with such underwriting, including, but not limited to, providing Buyer and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Purchased Loans in the possession, or under the control, of Seller.

         21. SERVICING

         (a) Notwithstanding the purchase and sale of the Purchased Loans hereby, Seller shall continue to cause the Purchased Loans to be serviced for the benefit of Buyer and, if Buyer shall exercise its rights to pledge or hypothecate the Purchased Loans prior to the Repurchase Date pursuant to Section 7, Buyer's assigns. Seller shall service or cause the servicer to service the Purchased Loans in accordance with Accepted Servicing Practices approved by Buyer and maintained by other prudent mortgage lenders with respect to mortgage loans similar to the Purchased Loans.

         (b) Seller agrees that Buyer is the owner of all servicing records, including but not limited to any and all servicing agreements (the "Servicing Agreements"), files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of Purchased Loans (the "Servicing Records") so long as the Purchased Loans are subject to this Agreement. Seller grants Buyer a security interest in all servicing fees and rights of Seller relating to the Purchased Loans and all Servicing Records to secure the obligation of Seller or its designee to service in conformity with this Section and any other obligation of Seller to Buyer. Seller covenants to safeguard such Servicing Records and to deliver them promptly to Buyer or its designee (including the Custodian) at Buyer's request.

         (c) Seller shall provide to Buyer on a monthly basis, or more frequently at the request of Buyer, any and all information that is pertinent or related to the assessment and valuation of loans that are included in Purchased Loans, as or when received or available from Seller. Such information includes, but is not limited to, property operating statements, rent rolls, financial statements and other financial reports for each Purchased Loan, as well as any other information or events affecting the interests in or valuation of the Purchased Loans.

         (d) Upon the occurrence and continuance of an Event of Default, Buyer may, in its sole discretion, (i) sell its right to the Purchased Loans on a servicing released basis or (ii) terminate Seller or any sub-servicer of the Purchased Loans with or without cause, in each case without payment of any termination fee.

         (e) Seller shall not employ sub-servicers to service the Purchased Loans without the prior written approval of Buyer which approval shall not be unreasonably withheld. If the Purchased Loans are serviced by a sub-servicer, Seller shall irrevocably assign all rights, title and interest in the Servicing Agreements in the Purchased Loans to Buyer.

         (f) Seller shall cause any sub-servicers engaged by Seller to execute a letter agreement with Buyer acknowledging Buyer's security interest and agreeing that it shall deposit all Income with respect to the Purchased Loans in the Collection Account.

         (g) To the extent permitted under the servicing agreement the payment of servicing fees shall be subordinate to payment of amounts outstanding under any Transaction and this Agreement.

         (h) The servicer and Seller may not enter into any modification or extension agreement without the written consent or approval of Buyer.

         22. WIRE INSTRUCTIONS

         (a) Any amounts to be transferred by Buyer to Seller hereunder shall be sent by wire transfer in immediately available funds to (i) the account of Seller at:

                  Bank:  JPMorgan Chase Bank
                  Acct. No.: 230254632 ABA #: 021-000021
                  Acct.  Name:  Capital  Trust,  Inc.  Corporate  Account  Attn:
                  Geoffrey G. Jervis (212) 655-0247;

                  or (ii) to an account designated by Seller in writing, provided that such designation is made by at least two (2) Authorized Representatives of Seller.

         (b) Any amounts to be transferred by Seller to Buyer hereunder shall be sent by wire transfer in immediately available funds to the account of Buyer at:

                  Acct.: For the A/C of Bear Stearns MBS, FNB Chicago Acct. No.: 5801230
                  ABA No.:  071000013
                  Attn:  Eileen Albus

         (c) Amounts other than the Purchase Price for a Purchased Loan received after 3:00 p.m., New York City time, on any Business Day shall be deemed to have been paid and received on the next succeeding Business Day.

         23. CONFIDENTIALITY

         Each of the parties acknowledges that this Agreement, the Custodial Agreement and the terms of each Transaction (including information disclosed in due diligence) are confidential in nature and each such party agrees that, unless an Event of Default shall occur and be continuing, or as otherwise directed by a court or regulatory entity of competent jurisdiction or as may be required by federal or state law (which determination as to federal or state law shall be based upon written advice of counsel), it shall limit the distribution of such documents and the disclosure of such information to its officers, employees, attorneys, accountants, investors and agents as required in order to conduct its business with the other parties hereto. Notwithstanding the foregoing, Buyer shall be permitted to provide a copy of this Agreement and the Custodial Agreement, and shall be permitted to describe the terms of each Transaction, in connection with the re-hypothecation of the Eligible Loans subject to the terms of this Agreement. This Section shall not apply to information which has entered the public domain through means other than a breach of the foregoing covenant by the party seeking to distribute such documents or which the other party has given written permission to disclose.

         Seller hereby acknowledges and agrees that any and all information concerning Seller (the "Information") that is furnished by Seller to Buyer and any of its Affiliates may be used and relied upon by any other of Buyer's Affiliates without any liability to Seller to the extent such information is obtained by Buyer or an Affiliate from another of its Affiliates without any liability to Seller, provided, however, that no Information will be used by a Buyer or an Affiliate in violation of federal or state securities laws.

         Seller further acknowledges and agrees that any confidentiality agreement that may now or hereafter exist between Seller and Buyer or an Affiliate shall not preclude the disclosure of any Information between or among Buyer and any of its Affiliates.

         24. SINGLE TRANSACTION

         Buyer and Seller acknowledge that, and have entered hereunto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other. Accordingly, each of Buyer and Seller agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that each of them shall be entitled to set off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transactions hereunder and (iii) that payments, deliveries and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted.

         25. NO WAIVERS, ETC.

         No express or implied waiver of any Event of Default by either party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this Agreement and no consent by any party to a departure herefrom shall be effective unless and until such shall be in writing and duly executed by both of the parties hereto. Without limitation on any of the foregoing, the failure to give a notice pursuant to Section 3(a) hereof will not constitute a waiver of any right to do so at a later date.

         26. USE OF EMPLOYEE PLAN ASSETS

         (a) If assets of an employee benefit plan subject to any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") are intended to be used by either party hereto (the "Plan Party") in a Transaction, the Plan Party shall so notify the other party prior to the Transaction. The Plan Party shall represent in writing to the other party that the Transaction does not constitute a prohibited transaction under ERISA or is otherwise exempt therefrom, and the other party may proceed in reliance thereon but shall not be required so to proceed.

         (b) Subject to the last sentence of subsection (a) of this Section, any such Transaction shall proceed only if Seller furnishes or has furnished to Buyer its most recent available audited statement of its financial condition and its most recent subsequent unaudited statement of its financial condition.

         (c) By entering into a Transaction pursuant to this Section, Seller shall be deemed to represent to Buyer that since the date of Seller's latest such financial statements, there has been no material adverse change in Seller's financial condition which Seller has not disclosed to Buyer which would affect, in any material respect, Seller's ability to perform its obligations hereunder.

         27. NO PERSONAL LIABILITY; FURTHER ASSURANCES; MISCELLANEOUS

         (a) None of the officers, members, shareholders or directors of Seller shall be liable for the payment or performance of the Seller hereunder.

         (b) Seller agrees that, from time to time upon the prior written request of Buyer, it shall (i) execute and deliver such further documents, provide such additional information and reports and perform such other acts as Buyer may reasonably request in order to insure compliance with the provisions hereof (including, without limitation, compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act) Act of
2001) and to fully effectuate the purposes of this Agreement and (ii) provide such opinions of counsel concerning matters relating to this Agreement as Buyer may reasonably request; provided, however, that nothing in this Section 27(b) shall be construed as requiring Buyer to conduct any inquiry or decreasing Seller's responsibility for its statements, representations, warranties or covenants hereunder.

         (c) Time is of the essence under the Transaction Documents and all Transactions thereunder and all references to a time shall mean New York time in effect on the date of the action unless otherwise expressly stated in the Transaction Documents.

         (d) All rights, remedies and powers of Buyer hereunder and in connection herewith are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all other rights, remedies and powers of Buyer whether under law, equity or agreement. In addition to the rights and remedies granted to it in this Agreement, Buyer shall have all rights and remedies of a secured party under the Uniform Commercial Code.

         (e) The Transaction Documents may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument

         (f) The headings in the Transaction Documents are for convenience of reference only and shall not affect the interpretation or construction of the Transaction Documents.

         (g) Without limiting the rights and remedies of Buyer under the Transaction Documents, Seller shall pay Buyer's reasonable out-of-pocket costs and expenses, including reasonable fees and expenses of accountants, attorneys and advisors, incurred in connection with the preparation, negotiation, execution and consummation of, and any amendment, supplement or modification to, the Transaction Documents and the Transactions thereunder up to $75,000. Seller agrees to pay Buyer on demand all costs and expenses (including reasonable expenses for legal services of every kind) of any subsequent enforcement of any of the provisions hereof, or of the performance by Buyer of any obligations of Seller in respect of the Purchased Loans, or any actual or attempted sale, or any exchange, enforcement, collection; compromise or settlement in respect of any of the Purchased Loans and for the custody, care or preservation of the Purchased Loans (including insurance costs) and defending or asserting rights and claims of Buyer in respect thereof, by litigation or otherwise. In addition, Seller agrees to pay Buyer on demand all reasonable costs and expenses (including reasonable expenses for legal services) incurred in connection with the maintenance of the Collection Account and registering the Purchased Loans in the name of Buyer or its nominee. All such expenses shall be recourse obligations of Seller to Buyer under this Agreement.

         (h) Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or be invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         (i) The parties acknowledge and agree that although they intend to treat each Transaction as a sale of the Purchased Loans, in the event that such sale shall be recharacterized as a secured financing, this Agreement shall also serve as a security agreement with respect to Buyer's rights in the Collateral. In order to secure and to provide for the prompt and unconditional repayment of the Repurchase Price and the performance of its obligations under this Agreement, Seller hereby pledges to Buyer and hereby grants to Buyer a first priority security interest in all of its rights in the Collateral referred to in
Section 5 hereof. Buyer may without Seller's execution, consent or approval, and Seller hereby covenants that it shall at Buyer's request duly execute any Form UCC financing statements as may be required by Buyer in order to perfect its security interest created hereby in such rights and obligations granted above, it being agreed that Seller shall pay any and all fees required to file such financing statements.

         (j) This Agreement contains a final and complete integration of all prior expressions by the parties with respect to the subject matter hereof and thereof and shall constitute the entire agreement among the parties with respect to such subject matter, superseding all prior oral or written understandings.

         (k) The parties understand that this Agreement is a legally binding agreement that may affect such party's rights. Each party represents to the other that it has received legal advice from counsel of its choice regarding the meaning and legal significance of this Agreement and that it is satisfied with its legal counsel and the advice received from it.

         (l) Should any provision of this Agreement require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any Person by reason of the rule of construction that a document is to be construed more strictly against the Person who itself or through its agent prepared the same, it being agreed that all parties have participated in the preparation of this Agreement.

         (m) The parties recognize that each Transaction is a "securities contract" as that term is defined in Section 741 of Title 11 of the United States Code, as amended.

         (n) Any notice, acknowledgment, statement or certificate (including, without limitation, any Confirmation) given by Buyer to any Seller shall be effective as, and shall be deemed to be, a notice, acknowledgment, statement or certificate given to each and every Seller. Buyer may, without necessity of any inquiry, rely solely upon any notice, acknowledgment, statement or certificate of any of (1) any Seller or (2) any authorized representative of Seller set forth on Exhibit II or otherwise designated by any Seller from time to time, as constituting the joint and several statement and certificate of Seller fully authorized by Seller. Any disbursements of funds to Seller provided for in
Section 4 of this Agreement or otherwise in this Agreement or the Transaction Documents shall be deemed properly made to Seller if disbursed to any Seller or its designee.

         28. DISCLOSURE RELATING TO CERTAIN FEDERAL PROTECTIONS

         The parties acknowledge that they have been advised that:

         (a) in the case of Transactions in which one of the parties is a broker or dealer registered with the Securities and Exchange Commission ("SEC") under
Section 15 of the Securities Exchange Act of 1934 ("1934 Act"), the Securities Investor Protection Corporation has taken the position that the provisions of the Securities Investor Protection Act of 1970 ("SIPA") do not protect the other party with respect to any Transaction hereunder;

         (b) in the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SIPA will not provide protection to the other party with respect to any Transaction hereunder; and

         (c) in the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the 16th day of August, 2005.

                                     BUYER:
                                     ------

                                     BEAR, STEARNS FUNDING, INC.



                                     By:  /s/   Michael Forastiere
                                          ------------------------
                                     Name:  Michael Forastiere
                                     Title:  Vice President


                                     SELLER:
                                     -------


                                     CAPITAL TRUST, INC.



                                     By:    /s/  Geoffrey G. Jervis
                                            ------------------------------------
                                     Name:  Geoffrey G. Jervis
                                     Title:  Chief Financial Officer

                                    EXHIBITS
                                    --------

EXHIBIT I                        Form of Confirmation

EXHIBIT II                       Authorized Representatives of Seller

EXHIBIT III                      Monthly Reporting Package

EXHIBIT IV                       Form of Custodial Delivery

EXHIBIT V                        Form of Power of Attorney

EXHIBIT VI                       Representations and Warranties Regarding
                                 Individual Purchased Loans

EXHIBIT VII                      Representations and Warranties Regarding
                                 Individual Mezzanine Loan

EXHIBIT VIII                     Loan Information

EXHIBIT IX                       Transaction Procedure

EXHIBIT X                        [RESERVED]

EXHIBIT XI                       [RESERVED]

EXHIBIT  XII                     Form of Opinion of  Counsel to Seller

EXHIBIT  XIII                    Form of Bailee Agreement

SCHEDULE 1-A                     Form of UCC Financing  Statement

SCHEDULE 1-B                     Form of UCC Financing Statement Amendment

                                                                       EXHIBIT I

                             CONFIRMATION STATEMENT
                           BEAR, STEARNS FUNDING, INC.

Ladies and Gentlemen:

         Bear, Stearns Funding, Inc., is pleased to deliver our written Confirmation of our agreement to enter into the Transaction pursuant to which Bear, Stearns Funding, Inc., shall purchase from you the Purchased Loans identified in the Master Repurchase Agreement between Bear, Stearns Funding, Inc. (the "Buyer") and Capital Trust, Inc., a Maryland corporation ("Seller"), dated as of August 16, 2005 (the "Agreement"; capitalized terms used herein without definition have the meanings given in the Agreement), as follows below and on the attached Schedule 1 :

Purchase Date:

Purchased Loans:                                             As identified on attached Schedule 1

Aggregate Principal Amount of Purchased Loans                As identified on attached Schedule 1

Repurchase Date:

Purchase Price:                                              $

Pricing Rate:                                                one month LIBOR plus ____%
                                                             [     ]

Buyer's Margin Ratio:

Original Principal Amount:

Current Principal Amount:

Original Market Value:

Due Date:

Governing Agreements:                                        [     ]

Name and address for communications:                         Buyer:
                                                             -----

                                                                         Attention:
                                                                         Telephone:
                                                                         Telecopy:

                                                             Seller:
                                                             ------

                                                             Capital Trust, Inc.

                                                                         Attention:
                                                                         Telephone:
                                                                         Telecopy:

                                                     BEAR, STEARNS FUNDING, INC.


                                                     By:
                                                          ------------------------------------------------
                                                     Name:
                                                     Title:


AGREED AND ACKNOWLEDGED:

________________, a ___________

By:  __________________________
Its:  _________________________


                      Schedule 1 to Confirmation Statement

Purchased Loans:

Aggregate Principal Amount:

                                                                      EXHIBIT II

                      AUTHORIZED REPRESENTATIVES OF SELLER

Name                                    Specimen Signature
----                                    ------------------

John R. Klopp
--------------------------------------- ----------------------------------------

Stephen D. Plavin
--------------------------------------- ----------------------------------------

Geoffrey G. Jervis
--------------------------------------- ----------------------------------------

                                                                     EXHIBIT III

                            MONTHLY REPORTING PACKAGE
                            -------------------------

Name:

Loan Number:

Borrower Name:

Property Address:

Property City:

Property State:

Property County:

Property Zip:

Lien Position:

Adjustment Type:

Property Type:

Occupancy:

Loan Purpose:

Original Coupon:

Current Coupon:

Original Balance:

Current Balance:

Outstanding Senior Debt**:

Original Accrued P&I:

Current Accrued Interest 3/31/04:

Origination Date:

First Payment Date:

Maturity Date:

Date Next Due:

Original Term:

Original Amortization Term:

Product Type:

Balloon Flag:

Original LTV:

Combined Current LTV**:




                                      III-1

Original Appraisal:

Original Spread:

Payment Frequency:

Servicing Fee:

Prepayment Penalty Period:

Prepayment Penalty Description:

Index Type:

Rounding Factor:

Convertible:

New Amortization Flag:

Negative Amortization Cap:

Periodic Payment Cap:

Margin:

Maximum Life Rate:

Minimum Life Rate:

Initial Periodic Rate Cap:

Subsequent Periodic Rate Cap:

First Rate Adjustment Date:

First Payment Adjustment Date:

Next Rate Adjustment Date:

Next Payment Adjustment Date:

Rate Adjustment Period:

Payment Adjustment Period:







                                      III-2

                                                                      EXHIBIT IV

                           FORM OF CUSTODIAL DELIVERY
                           --------------------------

         On this ____ of _____, 200_, Capital Trust, Inc., a Maryland corporation ("Seller"), as Seller under that certain Master Repurchase Agreement, dated as of August 16, 2005 (the "Repurchase Agreement") between Seller and Bear, Stearns Funding, Inc. ("Buyer"), does hereby deliver to Deutsche Bank Trust Company Americas, as custodian ("Custodian"), as custodian under that certain Custodial Agreement, dated as of August 16, 2005, between Buyer and Custodian, the Purchased Loan Files with respect to the Purchased Loans to be purchased by Buyer pursuant to the Repurchase Agreement, which Purchased Loans are listed on the Purchased Loan Schedule attached hereto and which Purchased Loans shall be subject to the terms of the Custodial Agreement on the date hereof.

         With respect to the Purchased Loan Files delivered hereby, for the purposes of issuing the Trust Receipt, the Custodian shall review the Purchased Loan Files to ascertain delivery of the documents listed in Section 3 to the Custodial Agreement.

         Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Custodial Agreement.

         IN WITNESS WHEREOF, Seller has caused its name to be signed hereto by its officer thereunto duly authorized as of the day and year first above written.

                                      __________________, a ______________

                                      By:__________________________
                                      Its:

                                                                       EXHIBIT V

                            FORM OF POWER OF ATTORNEY
                            -------------------------

         "Know All Men by These Presents, that Capital Trust, Inc., a Maryland corporation ("Seller"), does hereby appoint Bear, Stearns Funding, Inc. ("Buyer"), its attorney-in-fact to act in Seller's name, place and stead in any way which Seller could do with respect to (i) the completion of the endorsements of the Mortgage Notes and the Assignments of Mortgages and the Mezzanine Notes,
(ii) the recordation of the Assignments of Mortgages and (iii) the enforcement of Seller's rights under the Purchased Loans purchased by Buyer pursuant to the Master Repurchase Agreement, dated as of August 16, 2005 (the "Master Repurchase Agreement"), between Seller and Buyer and to take such other steps as may be necessary or desirable to enforce Buyer's rights against such Purchased Loans, the related Purchased Loan Files and the Servicing Records to the extent that Seller is permitted by law to act through an agent.

         TO INDUCE ANY THIRD PARTY TO ACT HEREUNDER, SELLER HEREBY AGREES THAT ANY THIRD PARTY RECEIVING A DULY EXECUTED COPY OR FACSIMILE OF THIS INSTRUMENT MAY ACT HEREUNDER, AND THAT REVOCATION OR TERMINATION HEREOF SHALL BE INEFFECTIVE AS TO SUCH THIRD PARTY UNLESS AND UNTIL ACTUAL NOTICE OR KNOWLEDGE OR SUCH REVOCATION OR TERMINATION SHALL HAVE BEEN RECEIVED BY SUCH THIRD PARTY, AND SELLER ON ITS OWN BEHALF AND ON BEHALF OF SELLER'S ASSIGNS, HEREBY AGREES TO INDEMNIFY AND HOLD HARMLESS ANY SUCH THIRD PARTY FROM AND AGAINST ANY AND ALL CLAIMS THAT MAY ARISE AGAINST SUCH THIRD PARTY BY REASON OF SUCH THIRD PARTY HAVING RELIED ON THE PROVISIONS OF THIS INSTRUMENT.

         Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Master Repurchase Agreement.


         IN WITNESS WHEREOF Seller has caused this Power of Attorney to be executed and Seller's seal to be affixed this 17th day of August, 2005.


                                      __________________, a ______________

                                      By:______________________
                                      Its:

                                                                      EXHIBIT VI

                         REPRESENTATIONS AND WARRANTIES
                    REGARDING EACH INDIVIDUAL PURCHASED LOAN
                         WHICH IS A WHOLE LOAN OR B NOTE
                    ----------------------------------------

         1. Purchased Loan Schedule and Loan Information. The information set forth in the Purchased Loan Schedule and the Loan Information is complete, true and correct in all material respects.

         2. Whole Loan; Ownership of Purchased Loans. Each Purchased Loan is a whole loan and not a participation interest in a whole loan. Immediately prior to the transfer to Buyer of the Purchased Loans, Seller had good and marketable title to, and was the sole owner of, each Purchased Loan. Seller has full right, power and authority to transfer and assign each of the Purchased Loans to or at the direction of Buyer and has validly and effectively conveyed (or caused to be conveyed) to Buyer or its designee all of Seller's legal and beneficial interest in and to the Purchased Loans free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other encumbrances. The sale of the Purchased Loans to Buyer or its designee does not require Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

         3. Payment Record. No scheduled payment of principal and interest under any Purchased Loan was 30 days or more past due as of the Purchase Date without giving effect to any applicable grace period, and no Purchased Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Purchase Date.

         4. Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Purchased Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien upon the related Property, prior to all other liens and encumbrances and there are no liens or encumbrances pari passu with the lien of the Mortgage, except for (a) the lien for current real estate taxes and assessments not yet due and payable,
(b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy, (c) exceptions and exclusions specifically referred to in such lender's title insurance policy, and (d) other matters to which like properties are commonly subject, none of which matters referred to in clause
(b), (c) or (d) individually or in the aggregate materially interferes with the security intended to be provided by such Mortgage or the marketability or current use of the Property or the current ability of the Property to generate operating income sufficient to service the Purchased Loan debt (the foregoing items (a) through (d) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of Buyer is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate the related Property. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

         5. Assignment of Leases and Rents. The assignment of leases and rents ("Assignment of Leases") set forth in the Mortgage (or in a separate instrument) and related to and delivered in connection with each Purchased Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority perfected lien and together with the Mortgage, first priority perfected security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases, not included in a Mortgage, executed and delivered in favor of Buyer is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases. If an Assignment of Leases exists with respect to any Mortgage Loan (whether as part of the related Mortgage or separately), then the related Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default under the Mortgage Loan, the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

         6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, (a) no Mortgage has been satisfied, canceled, rescinded or subordinated in whole or in material part, (b) the related Property has not been released from the lien of such Mortgage, in whole or in material part, (c) no instrument has been executed that would effect any such satisfaction, cancellation, subordination, rescission or release except for any partial reconveyances of portions of the real property that do not materially adversely affect the value of the property, and (d) no Mortgagor has been released from its obligations under the related Mortgage in whole or in material part. None of the terms of any Mortgage Note, Mortgage or Assignment of Leases have been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File.

         7. Condition of Property; Condemnation. Except as set forth in an engineering report prepared in connection with the origination of the related Purchased Loan and dated not more than 12 months prior to the Purchase Date, each Property is, to Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for the related Purchased Loan (normal wear and tear excepted). Seller has received no notice, and has no knowledge, of any pending or threatened proceeding for the condemnation of all or any material portion of any Property. To Seller's knowledge, as of the date of the origination of each Purchased Loan (based on surveys and/or title insurance obtained in connection with the origination of the Purchased Loans)
(a) all of the improvements on the related Property which were considered material in determining the appraised value of the

Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the Title Policy referred to in paragraph 8 herein or that do not materially and adversely affect the value, principal use, or marketability of such Property, and (b) no improvements on adjoining properties encroached upon such Property so as to materially and adversely affect the value, principal use, or marketability of such Property, except those encroachments that are insured against by the Title Policy referred to in paragraph 8 herein.

         8. Title Insurance. Each Property is covered by an American Land Title Association (or an equivalent form thereof approved for use in the applicable jurisdiction) lender's title insurance policy (the "Title Policy") in the original principal amount of the related Purchased Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Property, subject only to the exceptions stated therein (or a preliminary title policy with escrow instructions or a marked up title insurance commitment on which the required premium has been paid exists which is binding on the title insurer and which evidences that such Title Policy will be issued). Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, insures the originator of the Mortgage Loan, its successors and assigns and, to Seller's knowledge, (i) no material claims have been made thereunder and no claims have been paid thereunder and (ii) was issued by a title insurance company qualified at origination to do business in the jurisdiction in which the Property is located to the extent such qualification was required in order for the Title Policy to be enforceable. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Purchased Loan to Buyer, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of Buyer without the consent of or notice to the insurer. Such Title Policy contains no exclusion for, or it affirmatively insures (unless the related Property is located in a jurisdiction where such affirmative insurance is not available), the following: (a) access to a public road; and (b) that if a survey was reviewed or prepared in connection with the origination of the related Mortgage Loan, the area shown on such survey is the same as the property legally described in the related Mortgage.

         9. No Holdbacks. The proceeds of each Purchased Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Purchased Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the Purchase Date have been complied with, or any such funds so escrowed have not been released.

         10. Mortgage Provisions. The Mortgage Note or Mortgage for each Purchased Loan, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated (subject to the exceptions set forth in paragraph 13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Property of the principal benefits of the security intended to be provided thereby, including, without limitation, foreclosure or similar proceedings as applicable for the jurisdiction in which the related Property is located.

         11. Buyer under Deed of Trust. If any Mortgage is a deed of trust, (a) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (b) no fees or expenses are payable to such trustee by Seller, Buyer or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Property or related security for the related Purchased Loan.

         12. Environmental Conditions. With respect to each Property (a) an environmental site assessment (or an update of a previous assessment) was performed by an independent third party environmental consultant with respect to each Property in connection with the origination of the related Purchased Loan,
(b) a report of each such assessment (an "Environmental Report") is dated no earlier than 12 months prior to the Purchase Date and has been delivered to Buyer, and (c) to Seller's knowledge there is no violation of applicable environmental laws and regulations with respect to, or any material and adverse environmental condition or circumstance affecting any Property that was not disclosed in such report. Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such Environmental Report disclosed a violation of applicable environmental laws and regulations or the existence of a material and adverse environmental condition or circumstance affecting any Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance, (ii) the related Mortgagor was required either to provide additional security and/or to obtain an operations and maintenance plan or (iii) the related Mortgagor provided evidence satisfactory to the originator of such Mortgage Loan that applicable federal, state or local governmental authorities would not take any action, or require the taking of any action, in respect of such violation, condition or circumstance. The related Purchased Loan Documents contain provisions pursuant to which the related Mortgagor or a principal of such Mortgagor has agreed to indemnify the mortgagee for damages resulting from violations of any applicable Environmental Laws.

         13. Loan Document Status. Each Mortgage Note, Mortgage and other agreement that evidences or secures a Purchased Loan and that was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements.

         14. Insurance. Each Property is, and is required pursuant to the related Mortgage to be, insured by (a) an all risk insurance policy issued by an insurer meeting the requirements of such Purchased Loan providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Purchased Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like properties in the locality of the Property in an amount not less than the lesser of the principal balance of the related Purchased Loan and 100% of the replacement cost (not allowing reduction in insurance proceeds for depreciation) of the Property, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Property; (b) a business interruption or rental loss insurance policy; providing coverage for at least twelve months (other than for manufactured housing communities) and for eighteen months of coverage if the Property is a special purpose property or if the Mortgage Loan is in excess of $25 million; (c) a flood insurance policy (if any portion of the Property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards) and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the holder of the Mortgage, its successors and assigns as mortgagee as an additional insured in the case of liability insurance policies or as a loss payee in the case of property insurance policies. Such insurance policy is not terminable (nor may the amount of coverage provided thereunder be reduced) without prior written notice to the holder of the Mortgage, and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to purchase and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Other than as set forth in paragraph 17(h) hereof, each Mortgage provides that casualty insurance proceeds will be applied either to the restoration or repair of the related Property or to the reduction or defeasance of the principal amount of the Purchased Loan.

         15. Taxes and Assessments. There are no delinquent or unpaid taxes or assessments (including assessments payable in future installments), or other outstanding charges affecting any Property which are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest and/or penalties would be first payable thereon.

         16. Mortgagor Bankruptcy. No Mortgagor, non-recourse carve-out guarantor or tenant physically occupying 25% or more (by square feet) of the net rentable area of a Property is a debtor in any state or federal bankruptcy or insolvency proceeding.

         17. Leasehold Estate. Each Property consists of the related Mortgagor's fee simple estate in real estate or, if the related Purchased Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Property (the "Fee Interest"). With respect to any Purchased Loan secured by a Ground Lease but not by the related Fee Interest:

         a. Such Ground Lease or a memorandum thereof has been duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between Seller and related lessor) permits the current use of the Property and permits the interest of the lessee thereunder to be encumbered by the related Mortgage and does not restrict the use of the related Property by such lessee, its successors or assigns in a manner that would adversely effect the security provided by the related Mortgage by limiting in any way its current use; and there has been no material change in the terms of such Ground Lease since the origination of the related Purchased Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

         b. The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

         c. The Mortgagor's interest in such Ground Lease is assignable to Buyer and is further assignable by Buyer, its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Purchase Date) and, in the event that it is so assigned, is further assignable by Buyer and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor. If required by the Ground Lease, the lessor has received notice of the lien of the related Mortgage in accordance with the provisions of the Ground Lease;

         d. In connection with the origination of such Mortgage Loan, the related ground lessor provided an estoppel to the originator confirming that the related Mortgagor was not then in default under such Ground Lease. The Ground Lease provides that no material amendment to the Ground Lease is effective against the mortgagee under such Mortgage Loan unless the mortgagee has consented thereto. Such Ground Lease is in full force and effect, and Seller and any servicer acting on Seller's behalf have received no notice that an event of default has occurred thereunder or that the Ground lease has terminated, and, to Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

         e.       Such Ground Lease, or an estoppel  letter or other  agreement,
                  (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the mortgagee, provided that the mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease to the extent such Ground Lease requires such notice, further (B) provides that no notice of termination given under such Ground Lease (including rejection of such Ground Lease in a bankruptcy proceeding) is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease;

         f. A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease by foreclosure or otherwise if possession is necessary to effect a cure) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

         g.       Such  Ground  Lease  has  an  original  term   (including  any
                  extension options set forth therein which, under all circumstances, may be exercised, and will be enforceable, by the mortgagee if it takes possession of such leasehold interest) which extends not less than twenty years beyond the stated maturity date of the related Purchased Loan and ten years beyond the amortization period for the related Purchased Loan;

         h. Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award other than in respect of a total loss will be applied either to the repair or restoration of all or part of the related Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender for conduit programs), or to the payment or defeasance of the outstanding principal balance of the Purchased Loan together with any accrued interest thereon;

         i. Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders in the lending area where the Property is located and such Ground Lease contains a covenant that the ground lessor is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason or in any manner which would materially adversely affect the security provided by the related Mortgage; and

         j. Such Ground Lease provides, or the lessor has otherwise agreed, that such Ground Lease may not be amended or modified or any such amendment or modification will not be effective against the mortgagee without the prior written consent of the mortgagee under such Purchased Loan any such action without such consent is not binding on such mortgagee, its successors and assigns, provided such mortgagee has provided the ground lessor with notice of its lien in accordance with the terms of the Ground Lease.

         18. Escrow Deposits. All escrow deposits and payments (including capital improvements, environmental remediation reserves and other reserve deposits, if any) relating to each Purchased Loan that are, as of the Purchase Date, required to be deposited or paid to the lender under the terms of the related Mortgage Loan documents have been so deposited or paid and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the applicable servicer of the Mortgage Loan). Any and all material requirements under each Mortgage Loan as to completion of any material improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the Purchase Date, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

         19. LTV Ratio. The gross proceeds of each Purchased Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Purchased Loan and either: (a) such Purchased Loan is secured by an interest in real property having a fair market value (i) at the date the Purchased Loan was originated at least equal to 80 percent of the original principal balance of the Purchased Loan or (ii) at the Purchase Date at least equal to 80 percent of the principal balance of the Purchased Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Purchased Loan and (y) a proportionate amount of any lien that is in parity with the Purchased Loan (unless such other lien secures a Purchased Loan that is cross-collateralized with such Purchased Loan, in which event the computation described in clauses (a)(i) and (a)(ii) of this paragraph 19 shall be made on a pro rata basis in accordance with the fair market values of the Properties securing such cross-collateralized Purchased Loans; or (b) substantially all the proceeds of such Purchased Loan were used to acquire, refinance, improve or protect the real property which served as the only security for such Purchased Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(l)(ii)).

         20. Qualified Mortgage; Purchased Loan Modifications. Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a) (but without regard to the rule in Treasury regulation section 1.860G-2(f)(2)). Any Purchased Loan that was "significantly modified" prior to the Purchase Date so as to result in a taxable exchange under Section 1001 of the Code either (a) was modified as a result of the default or reasonably foreseeable default of such Purchased Loan or (b) satisfies the provisions of either clause (a)(i) of paragraph 19 (substituting the date of the last such modification for the date the Purchased Loan was originated) or clause (a)(ii) of paragraph 19, including the proviso thereto.

         21. Advancement of Funds by Seller. No holder of a Purchased Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Property, directly or indirectly, for the payment of any amount required by such Purchased Loan.

         22. No Mechanics' Liens. As of the date of the Mortgage, and to the actual knowledge of Seller as of the Purchase Date, each Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein or otherwise bonded.

         23. Compliance with Usury Laws. Each Purchased Loan complied with, or is exempt from, all applicable usury laws in effect at its date of origination.

         24.  Cross-collateralization;   Cross-default.  No  Purchased  Loan  is
cross-collateralized or cross-defaulted with any loan other than one or more other Purchased Loans.

25. Releases of Property. Except as described in the next sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Property from the lien of the related Mortgage except upon payment in full or defeasance of all amounts due under the related Purchased Loan. The Mortgages relating to those Purchased Loans identified on the Purchased Loan Schedule require the mortgagee to grant releases of portions of the related Properties upon (a) the satisfaction of certain legal and underwriting requirements and (b) except where the portion of the Property permitted to be released was not considered by, Seller to be material in the underwriting of the Purchased Loan, either (1) the payment of a release price set forth therein and prepayment consideration in connection therewith or (2) the partial defeasance of such Purchased Loan.

No Purchased Loan permits the release or substitution of collateral if such release or substitution (a) would create a "significant modification" of such Purchased Loan within the meaning of Treas. Reg. Section 1.1001 3 or (b) would cause such Purchased Loan not to be a "qualified mortgage" within the meaning of
Section 860G(a)(3) of the Code (without regard to clauses (A)(i) or (A)(ii) thereof).

         26. No Equity Participation or Contingent Interest. No Purchased Loan contains any equity participation by the lender or provides for negative amortization or for any contingent or additional interest in the form of participation in the cash flow of the related Property, or is convertible by its terms into an equity ownership interest in the related Property or the related Mortgagor, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related anticipated repayment date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and (b) a portion of the cash flow generated by such Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

         27. No Material Default. There exists no monetary default and to Seller's knowledge, there exists no material non-monetary default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Purchased Loan, in any such case to the extent the same materially and adversely affects the value of the Purchased Loan and the related Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by Seller in any of paragraphs 3, 7, 12, 14, 15 and 17. Neither the Mortgage Loan Seller nor any servicer acting on its behalf has issued any notice of default, breach or violation related to the Mortgage Loan, accelerated the Mortgage Loan or commenced judicial or non-judicial foreclosure proceedings with respect to the Mortgage Loan.

         28. Inspections. Seller (or if Seller is not the originator, the originator of the Purchased Loan) has inspected or caused to be inspected each Property in connection with, and during the 12 month period prior to, the origination of the related Purchased Loan.

         29. Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where each Property is located, to Seller's knowledge the improvements located on or forming part of each Property complies in all material respects with applicable zoning laws and ordinances, or constitutes a legal non-conforming use or structure or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect (i) the value of the related Property as determined by the appraisal performed at origination or (ii) the principal use of the Property as of the date of the origination of such Mortgage Loan. As of the date of origination, with respect to each legal non-conforming use or structure, the originator determined based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Property is located that if a casualty occurred at that time, the Property could have been restored or repaired to such an extent that the use or structure of the restored or repaired property would be substantially the same use or structure, or law and ordinance insurance has been obtained, or a holdback was established and the Mortgagor is required to cause the Property to become a conforming use or structure.

         30. Junior Liens. None of the Purchased Loans permits the related Property to be encumbered by any lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. Each Purchased Loan contains a "due on sale" clause that provides for the acceleration of the payment of the unpaid principal balance of the Purchased Loan if, without the prior written consent of the holder of the Purchased Loan, the related Property, or any material portion thereof, or a controlling interest in the direct or indirect ownership interests in the Mortgagor is directly or indirectly transferred, sold or pledged.

         31. Actions Concerning Purchased Loans. To the knowledge of Seller, there are no actions, suits, governmental investigations or proceedings pending or threatened before any court, governmental authority, administrative agency or arbitrator concerning any Purchased Loan or related Mortgagor or Property that, if determined adversely to the Purchased Loan, Mortgagor, or Property, would adversely affect title to the Purchased Loan or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Property, the current ability of the Property to generate net operating income to service the Mortgage Loan, the principal benefit of the security intended to be provided for the Purchased Loan, or the current use of the Property.

         32. Servicing. The servicing and collection practices used by Seller and any servicer of the Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards for servicing of commercial Purchased Loans for conduit programs.

         33. Licenses and Permits. To Seller's knowledge, as of the date of origination of each Purchased Loan, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Property as it was then operated and, as of the Purchase Date, the Mortgage Loan Seller has no written notice that the related Mortgagor was not in possession of such licenses, permits and franchises or that such licenses, permits and franchises have not otherwise been issued. The Mortgage Loan requires the related Property to be in material compliance with laws and regulations applicable to the Property, in each case to the extent required by law.

         34. Assisted Living Facility Regulation. If any Property is operated as an assisted living facility, to Seller's knowledge, (a) the related Mortgagor and operator, if different, is in compliance in all material respects with all federal and state laws applicable to the use and operation of the related Property and (b) if the operator of the Property participates in Medicare or Medicaid programs, the facility is in compliance in all material respects with the requirements for participation in such programs.

         35. Non-Recourse Exceptions. The related Mortgage Loan documents contain provisions providing for recourse against the related Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, or a natural person, for damages sustained in connection with the Mortgagor's (i) fraud, (ii) intentional misrepresentation, (iii) misappropriation or misapplication of rents or amounts due lender, insurance proceeds or condemnation proceeds, (iv) voluntary bankruptcy, (v) failure to obtain prior consent to any encumbrance of the pledged equity under the Mezzanine Loan Documents and (vi) willful misconduct resulting in waste of a Property. The related Mortgage Loan documents contain provisions pursuant to which the related Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, or a natural person, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental covenants.

         36. Single Purpose Entity. The Mortgagor on each Purchased Loan was, as of the origination of the Purchased Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more Properties securing the Purchased Loans and prohibit it from engaging in any business unrelated to such Property or Properties, and whose organizational documents further provide, or which entity represented in the related Purchased Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Property or Properties, or any indebtedness other than as permitted by the related Mortgage or the other related Purchased Loan documents, that it has its own books and records and accounts separate and apart from any other person, that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates except on an arm's length basis.

         Each Mortgagor of a Purchased Loan is an entity which has represented in connection with the origination of the Purchased Loan, or whose organizational documents as of the date of origination of the Purchased Loan provide that so long as the Purchased Loan is outstanding it will have at least one independent director. There are Insolvency/Non-Consolidation opinions with respect to the Pledgor and, to Seller's knowledge, all of the assumptions made in each such opinion are true and correct.

         37. Separate Tax Parcels. Each Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related title insurance policy.

         38. Defeasance. Each Purchased Loan containing provisions for defeasance of mortgage collateral either (i) requires the prior written consent of, and compliance with the conditions set by, the holder of the Purchased Loan, or (ii) requires that (A) defeasance may not occur prior to the time permitted by applicable "real estate mortgage investment conduit" rules and regulations (if applicable), (B) the replacement collateral consist of U.S. governmental securities in an amount sufficient to make all scheduled payments under the Mortgage Note when due, (C) independent public accountants certify that the collateral is sufficient to make such payments, (D) counsel provide an opinion that Buyer has a perfected security interest in such collateral prior to any other claim or interest, and (E) all costs and expenses arising from the defeasance of the mortgage collateral shall be borne by the Mortgagor.

         39. Operating or Financial Statement. The related Purchased Loan Documents require the related Mortgagor to furnish to the mortgagee at least quarterly and annually an operating statement and rent roll (if there is more than one tenant) with respect to the related Property and at least annually financial statements of the Mortgagor.

         40. Letters of Credit. No Purchased Loan consists of or is secured by a Letter of Credit.

         41. Security Interests in Hospitality Properties. If any Property securing a Mortgage Loan is operated as a hospitality property then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Property establish and create a valid and enforceable (subject to the exceptions set forth in Paragraph 13 above) first priority security interest in all items of personal property owned by the related Borrower which are material to the conduct in the ordinary course of the Borrower's business on the related Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more Uniform Commercial Code financing statements covering such personal property have been filed or recorded (or have been sent for filing or recording) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a Uniform Commercial Code financing statement under applicable law).

         42. Prepayment Premiums. Prepayment Premiums payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulation Section 1.860G-1(b)(2).

         43. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that has not been assigned to the Purchaser.

         44. Fee Simple or Leasehold Interests. The interest of the related Borrower in the Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

         45. Appraisals. An appraisal of the related Property was conducted in connection with the origination of the Mortgage Loan, which appraisal is signed by an appraiser, who, to Seller's knowledge, had no interest, direct or indirect, in the Property or the Borrower or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; in connection with the origination of the Mortgage Loan, each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation.

         46. No Capital Contributions. The mortgagee has no obligation to make any capital contributions to the related Borrower under the Mortgage Loan.

         47. Due Dates and Grace Periods. The related Mortgage or Mortgage Note provides for Monthly Payments to be made on the first day of each month ("Due Date") and a grace period for Monthly Payments no longer than ten (10) days from the related Due Date.

         48. Terrorism Insurance. With respect to each Mortgage Loan, the related all risk insurance policy and business interruption policy did not as of the date of origination of the Mortgage Loan, and, to the Seller's knowledge, does not as of the date hereof, specifically exclude acts of terrorism from coverage. With respect to each of the Mortgage Loans, the related Mortgage Loan documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability.

         49. Fraud. To Seller's knowledge, no Borrower is guilty of defrauding or making an intentional material misrepresentation to the Mortgage Loan Seller in connection with the origination of the Mortgage Loan.

         50. Transfers and Pledges. The Mezzanine Loan Collateral consists of the pledge of all of the ownership interests of the Mortgagor. Transfer and pledge restrictions under the Mezzanine Loan Documents apply to [Name of Sponsor entity], Borrower, Principal, Mortgage Borrower, Mortgage Principal and any Affiliated Manager or any shareholder, partner, member, non-member manager, any direct or indirect legal or beneficial owner of, Mortgage Borrower, Mortgage Principal, Principal, Borrower, any Guarantor, any Affiliated Manager, or any Pledgor, and Affiliated Franchisor or any non-member manager.

         51. Management Agreement. The Management Agreement is in full force and effect and there is no default thereunder by any party thereto and no event has occurred that, with the passage of time and/or the giving of notice, would constitute a default thereunder.

         52. Illegal Activity. To Seller's knowledge, no portion of any Property has been or will be purchased with proceeds of any illegal activity.

         53. Embargoed Person. To the best of Seller's knowledge, (a) none of the funds or other assets of Mortgagor, Mezzanine Borrower, Principal and Guarantor constitute property of, or are beneficially owned, directly or indirectly, by any person, entity or government subject to trade restrictions under U.S. law, including but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. Section 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated thereunder with the result that the investment in Borrower, Principal or Guarantor, as applicable (whether directly or indirectly), is prohibited by law or the Mortgage Loan or Purchased Loan made by the Lender is in violation of law ("Embargoed Person"); (b) no Embargoed Person has any interest of any nature whatsoever in Mortgagor, Mezzanine Borrower, Principal or Guarantor, as applicable, with the result that the investment in Mortgagor, Mezzanine Borrower, Principal or Guarantor, as applicable (whether directly or indirectly), is prohibited by law or the Mortgage Loan or Purchased Loan is in violation of law; and (c) none of the funds of Mortgagor, Mezzanine Borrower, Principal or Guarantor, as applicable, have been derived from any unlawful activity with the result that the investment in Mortgagor, Mezzanine Borrower, Principal or Guarantor, as applicable (whether directly or indirectly), is prohibited by law or the Mortgage Loan or Purchased Loan is in violation of law.

         54. Franchise Agreement. The Franchise Agreement and the License granted thereby are in full force and effect and there is no default thereunder by any party thereto and no event has occurred that, with the passage of time and/or giving of notice, would constitute a default thereunder. Mortgage
Borrower  has  all  rights  to use  the  License  granted  under  the  Franchise
Agreement.

         55. Lockbox. Any agreements executed in connection with the creation of a Collection Account create a valid and continuing security interest (as defined in the Uniform Commercial Code in effect in the State of New York) in each of such Collection Accounts in favor of Buyer, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from Mortgagor. Each Collection Account constitutes a "deposit account" within the meaning of the Uniform Commercial Code in effect in the State of New York. Seller has directed the Servicer to cause each Depository to agree to comply with all written instructions originated by Buyer, without further consent by Borrower, directing disposition of all sums at any time held, deposited or invested in the Collection Accounts, together with any interest or other earnings thereon, and all proceeds thereof (including proceeds of sales and other dispositions), whether accounts, general intangibles, chattel paper, deposit accounts, instruments, documents or securities. The Collection Accounts are not in the name of any Person other than Mortgagor, as pledgor, or Lender, as pledgee. Seller has not consented to the Depository complying with instructions with respect to the Collection Account from any Person other than Buyer

                                                                     EXHIBIT VII

                         REPRESENTATIONS AND WARRANTIES
                    REGARDING EACH INDIVIDUAL MEZZANINE LOAN
                            WHICH IS A MEZZANINE LOAN
                    ----------------------------------------

         (1) Mezzanine Loan Information. The information set forth in the Mezzanine Loan Schedule is complete, true and correct in all material respects.

         (2) No Default or Dispute Under Mezzanine Loan Documents. There exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan or Mezzanine Loan, in any such case to the extent the same materially and adversely affects the value of the Mezzanine Loan and the related underlying real property.

         (3) No Offsets, Defenses or Counterclaims. There is no valid right of offset or rescission, defense or counterclaim to such Mortgage Loan or Mezzanine Loan.

         (4) Equity Pledges. The pledge of ownership interests securing such Mezzanine Loan relates to all or substantially all direct or indirect equity or ownership interests in the underlying real property owner (so that, except for the equity interests pledged to Seller, there are no direct or indirect equity or ownership interests in underlying real property owner or in any constituent entity) and has been fully perfected in favor of Seller as mezzanine lender.

         (5) Depository Agreement The collection account administrator, if any, is not an Affiliate of Seller. Mezzanine lender has a perfected security interest in the Cash Management Agreement.

         (6) Enforceability. Mortgage Lender and Mezzanine Lender can rely on opinions from Mortgage Borrower's and Mezzanine Borrower's counsel to the effect that the Mortgage Loan and Mezzanine Loan Documents have been duly and properly executed by the parties thereto, and each is the legal, valid and binding obligation of the parties thereto, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The Mezzanine Loan is not usurious. Seller has fully and validly perfected all security interests created or intended to be created pursuant to the Mezzanine Loan Documents.

         (7) Waivers and Modifications. The terms and provisions of the related Mortgage Loan and Mezzanine Loan Documents have not been impaired, waived, altered, supplemented, restated or modified in any material respect (other than by a written instrument which is included in the related Mortgage Loan and Mezzanine Loan File).

         (8) Valid Assignment. The assignment of Mezzanine Loan constitutes the legal, valid and binding assignment of such Mezzanine Loan from Seller to or for the benefit of Buyer. No consent or approval by any third party is required for any such assignment of such Mezzanine



                                      VII-1

Loan, for Buyer's exercise of any rights or remedies under the assignment of Mezzanine Loan, or for Buyer's sale or other disposition of such Mezzanine Loan if Buyer acquires title thereto, other than consents and approvals which have been obtained. No third party (including underlying real property owner and underlying real property mortgagee) holds any "right of first refusal," "right of first negotiation," "right of first offer," purchase option, or other similar rights of any kind on account of the occurrence of any of the foregoing. No other impediment exists to any such transfer.

         (9) Certain Representations and Warranties. To Seller's knowledge, after having conducted due diligence customary by Seller and other purchasers of Mezzanine Loans with respect to the Mortgage Loan, Property, Mortgage borrower, Mezzanine Loan, pledged equity, mezzanine borrower, principals and sponsors, all representations and warranties in the Mortgage Loan and Mezzanine Loan Documents are true and correct in all material respects.

         (10) Parties Authorized. To the extent required under applicable law as of the Purchase Date, each party to the Mezzanine Loan Documents was authorized to do business in the jurisdiction in which the related underlying real property is located at all times when it held the Mezzanine Loan to the extent necessary to ensure the validity and enforceability of such Mezzanine Loan.

         (11) No Advances of Funds. No party to the Mortgage or Mezzanine Loan Documents has advanced funds on account of any default under the Mortgage or Mezzanine Loan Documents.

         (12) Servicing. The servicing and collection practices used by Seller for the Mezzanine Loan have complied with applicable law in all material respects and are consistent with those employed by prudent servicers of comparable Mezzanine Loans.

         (13) No Assignment. Seller has not effectuated any transfer, sale, assignment, hypothecation, or other conveyance of any of its rights and obligations under any Mezzanine Loan Document, except in connection with this Agreement.

         (14) No Bankruptcy. To Seller's actual knowledge, none of the following parties is a debtor in any state or federal bankruptcy or insolvency proceeding:
Seller; underlying real property owner; mortgage loan property owner principal/sponsor, underlying real property mortgagee, mezzanine loan borrower, or mezzanine loan principal/sponsor.

         (15) Mezzanine Loan Documents. Exhibit [ ] represents a complete list of all material loan documents delivered by the mezzanine borrower in connection with the Mezzanine Loan Agreement and true counterpart originals of the Mezzanine Loan Documents and true and correct copies of the Mortgage Loan Documents have been delivered by Seller to Buyer.

         (16)  Ownership.  Seller  is  the  sole  owner  of the  Mezzanine  Loan
Documents and the related rights described above and that the Mezzanine Loan Documents and the related rights described above are not, and have not been, pledged, nor assigned, to another party and are not otherwise encumbered as of the execution and delivery of this Agreement.



                                     VII-2

         (17) Organization. Seller is duly organized and is validly existing under the laws of the jurisdiction under which it was organized with full power to execute and deliver this Agreement and that all actions necessary to authorize the execution, delivery, and performance of this Agreement on behalf of Seller have been duly taken, and all such actions continue in full force and effect as of the date hereof. The execution, delivery and performance of this Agreement by Seller does not conflict with the organizational documents of Seller, or with any law, statute or regulation applicable to Seller.

         (18) Whole Loan; Ownership of Mezzanine Loans. Each Mezzanine Loan is a whole loan and not a participation interest in a whole loan. Immediately prior to the transfer to Buyer of the Mezzanine Loan, Seller had good and marketable title to, and was the sole owner of, each Mezzanine Loan. Seller has full right, power and authority to transfer and assign the Mezzanine Loan to or at the direction of Buyer and has validly and effectively conveyed (or caused to be conveyed) to Buyer or its designee all of Seller's legal and beneficial interest in and to the Mezzanine Loan free and clear of any and all pledges, liens, charges, security interests, participation interests, and/or other encumbrances. The sale of the Mezzanine Loan to Buyer or its designee does not require Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

         (19) Payment Record. No scheduled payment of principal and interest under any Mezzanine Loan or related Mortgage Loan was 30 days or more past due as of the Purchase Date without giving effect to any applicable grace period, and no Mezzanine Loan or related Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Purchase Date.

         (20) Lien. The Mortgage and Pledge related to and delivered in connection with each Mortgage Loan and Mezzanine Loan constitutes a valid and enforceable first priority security interest on the related Property and pledged equity, prior to all other liens and encumbrances and there are no liens or encumbrances pari passu with the lien of the Mortgage and pledge. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such pledged equity, and such security interest is a first priority security interest. Seller, its successors and assigns is the beneficiary of an Eagle 9 policy or a title policy endorsement insuring that the UCC financing statement encumbering the Mezzanine Loan Collateral has been filed properly so as perfect Mezzanine Lender's security interest in the Mezzanine Loan Collateral.

         (21) Mortgage and Pledge Status; Waivers and Modifications. In the case of each Mortgage and related Mezzanine Loan, (a) no pledge or related Mortgage has been satisfied, canceled, rescinded or subordinated in whole or in material part, (b) the related pledged equity or Property has not been released from the lien of such pledge or Mortgage, in whole or in material part, (c) no instrument has been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, and (d) no pledgor or Mortgagor has been released from its obligations under the related pledge or Mortgage in whole or in material part. None of the terms of any note or pledge has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Loan File.



                                     VII-3

         (22) Condition of Property; Condemnation. Except as set forth in an engineering report prepared in connection with the origination of the related Mortgage Loan and dated not more than 12 months prior to the Purchase date, each Property is, to Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for the related Mortgage Loan (normal wear and tear excepted). Seller has received no notice, and has no knowledge, of any pending or threatened proceeding for the condemnation of all or any material portion of any Property.

         (23) Title Insurance. Each Property is covered by an American Land Title Association (or an equivalent form thereof approved for use in the applicable jurisdiction) lender's title insurance policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Property, subject only to the exceptions stated therein (or a preliminary title policy with escrow instructions or a marked up title insurance commitment on which the required premium has been paid exists which is binding on the title insurer and which evidences that such Title Policy will be issued). Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, insures the originator of the Mortgage Loan, its successors and assigns and, to Seller's knowledge, (i) no material claims have been made thereunder and no claims have been paid thereunder and (ii) was issued by a title insurance company qualified at origination to do business in the jurisdiction in which the Property is located to the extent such qualification was required in order for the Title Policy to be enforceable..

         (24) No Holdbacks. The proceeds of each Mezzanine Loan have been fully disbursed and there is no obligation for future advances with respect thereto.

         (25) Pledge and Mortgage Provisions. The note and pledge for each Mortgage Loan and related Mezzanine Loan, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties and equity interests similarly situated (subject to customary bankruptcy and equity exceptions) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Property and pledged equity of the principal benefits of the security intended to be provided thereby.

         (26) Environmental Conditions. With respect to each Property (a) an environmental site assessment (or an update of a previous assessment) was performed by an independent third party environmental consultant with respect to each Property in connection with the origination of the related Mezzanine Loan,
(b) a report of each such assessment (an "Environmental Report") is dated no earlier than 12 months prior to the Purchase Date and has been delivered to Buyer, and (c) to Seller's knowledge, there is no violation of applicable environmental laws and regulations with respect to, or any material and adverse environmental condition or circumstance affecting, any Property that was not disclosed in such report. Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such Environmental Report disclosed a violation of applicable environmental laws and regulations or the existence of a material and adverse environmental condition or circumstance affecting any Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance, (ii) the related Mortgagor was required either to provide additional security and/or to obtain an operations and maintenance



                                     VII-4
plan or (iii) the related Mortgagor provided evidence satisfactory to the originator of such Mortgage Loan that applicable federal, state or local governmental authorities would not take any action, or require the taking of any action, in respect of such violation, condition or circumstance. The related Mezzanine Loan Documents contain provisions pursuant to which the related Mortgagor or a principal of such Mortgagor has agreed to indemnify the mortgagee for damages resulting from violations of any applicable Environmental Laws.

         (27) Loan Document Status. Each Mortgage Note, Mortgage, Mezzanine Note, Pledge and other agreement that evidences or secures a Mortgage Loan or related Mezzanine Loan and that was executed by or on behalf of the related Mortgagor or Pledgor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor or Pledgor respect to such Mortgage Note, Mortgage, Mezzanine Note, Pledge, or other agreements.

         (28) Insurance. Each Property is, and is required pursuant to the related Mortgage to be, insured by (a) an all risk insurance policy issued by an insurer meeting the requirements of such Mortgage Loan and, to the extent required as of the date of origination by the originator of such Mezzanine Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like properties in the locality of the Property in an amount not less than the lesser of the principal balance of the related Mezzanine Loan and 100% of the replacement cost (not allowing reduction in insurance proceeds for depreciation) of the Property, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Property; (b) a business interruption or rental loss insurance policy providing coverage for at least twelve months (other than for manufactured housing communities) and for eighteen months of coverage if the Property is a special purpose property or if the Mortgage Loan is in excess of $25 million; (c) a flood insurance policy (if any portion of the Property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards); and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the holder of the Mortgage , its successors and assigns as mortgagee as an additional insured in the case of liability insurance policies or as a loss payee in the case of property insurance policies. Such insurance policy is not terminable (nor may the amount of coverage provided thereunder be reduced) without prior written notice to the holder of the Mortgage, and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to purchase and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will be applied either to the restoration or repair of the related Property or to the reduction or defeasance of the principal amount of the Mezzanine Loan.



                                     VII-5

         (29) Taxes and Assessments. There are no delinquent or unpaid taxes or assessments (including assessments payable in future installments), or other outstanding charges affecting any Property which are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest and/or penalties would be first payable thereon.

         (30) Mortgagor Bankruptcy. No Mortgagor, Pledgor, non-recourse carve-out guarantor or tenant physically occupying 25% or more (by square feet) of the net rentable area of a Property is a debtor in any state or federal bankruptcy or insolvency proceeding.

         (31) Leasehold Estate. Each Property consists of the related Mortgagor's fee simple estate in real estate or, if the related Mezzanine Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Property (the "Fee Interest"). With respect to any Mezzanine Loan secured by a Ground Lease but not by the related Fee Interest:

         (a) Such Ground Lease or a memorandum thereof has been duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between Seller and related lessor) permits the current use of the Property and permits the interest of the lessee thereunder to be encumbered by the related Mortgage and does not restrict the use of the related Property by such lessee, its successors or assigns in a manner that would adversely effect the security provided by the related Mortgage by limiting in any way its current use; and there has been no material change in the terms of such Ground Lease since the origination of the related Mezzanine Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

         (b) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

         (c) The Mortgagor's interest in such Ground Lease is assignable to Buyer and is further assignable by Buyer, its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Purchase Date) and, in the event that it is so assigned, is further assignable by Buyer and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor. If required by the Ground Lease, the lessor has received notice of the lien of the related Mortgage in accordance with the provisions of the Ground Lease;

         (d) In connection with the origination of such Mortgage Loan, the related ground lessor provided an estoppel to the originator confirming that the related Mortgagor was not then in default under such Ground Lease. The Ground Lease provides that no material amendment to the Ground lease is effective against the mortgagee under such Mortgage Loan unless the mortgagee has consented thereto. Such Ground Lease is in full force and effect, and Seller and any servicer acting on Seller's behalf have received no notice that an event of default has occurred thereunder or that the Ground lease has terminated, and, to Seller's knowledge, there



                                     VII-6
exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

         (e) Such Ground Lease, or an estoppel letter or other agreement, (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the mortgagee, provided that the mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease to the extent such Ground Lease requires such notice, further (B) provides that no notice of termination given under such Ground Lease (including rejection of such Ground Lease in a bankruptcy proceeding) is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease;

         (f) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease by foreclosure or otherwise if possession is necessary to effect a cure) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

         (g) Such Ground Lease has an original term (including any extension options set forth therein which, under all circumstances, may be exercised, and will be enforceable, by the mortgagee if it takes possession of such leasehold interest) which extends not less than twenty years beyond the stated maturity date of the related Mezzanine Loan and ten years beyond the amortization period for the related Mezzanine Loan;

         (h) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award other than in respect of a total loss will be applied either to the repair or restoration of all or part of the related Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender for conduit programs), or to the payment or defeasance of the outstanding principal balance of the Mezzanine Loan together with any accrued interest thereon;

         (i) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders in the lending area where the Property is located and such ground Lease contains a covenant that the ground lessor is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason or in any manner which would materially adversely affect the security provided by the related Mortgage; and

         (j) Such Ground Lease provides, or the lessor has otherwise agreed, that such Ground Lease may not be amended or modified or any such amendment or modification will not be effective against the mortgagee without the prior written consent of the mortgagee under such Mezzanine Loan and any such action without such consent is not binding on such mortgagee, its successors and assigns, provided such mortgagee has provided the ground lessor with notice of its lien in accordance with the terms of the Ground Lease.



                                     VII-7

         (32) Escrow Deposits. All escrow deposits and payments (including capital improvements, environmental remediation reserves and other reserve deposits, if any) relating to each Mortgage Loan and related Mezzanine Loan that are, as of the Purchase Date required to be deposited or paid to the lender under the terms of the related Mortgage Loan Documents have been so deposited or paid and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of mortgagee or its agents (which shall include the applicable servicer of the Mortgage Loan). To Seller's knowledge, any and all material requirements under each Mortgage Loan as to completion of any material improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the Purchase Date, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

         (33) No Mechanics' Liens. As of the date of the Mortgage, and to Seller's knowledge as of the Purchase Date, each Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein or otherwise bonded.

         (34) Releases of Property. Except as described in the next sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Property from the lien of the related Mortgage except upon payment in full or defeasance of all amounts due under the related Mezzanine Loan. The Mortgages relating to the Mezzanine Loans identified on the Mezzanine Loan Schedule require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and (b) except where the portion of the Property permitted to be released was not considered by, Seller to be material in the underwriting of the Mezzanine Loan, either (1) the payment of a release price set forth therein and prepayment consideration in connection therewith or (2) the partial defeasance of such Mezzanine Loan.

         (35) No Material Default. There exists no monetary default and to Seller's knowledge, there exists no material non-monetary default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan or the related Mezzanine Loan, in any such case to the extent the same materially and adversely affects the value of the Mezzanine Loan and the related Property. Neither the Mortgage Loan Seller nor any servicer acting on its behalf has issued any notice of default, breach or violation related to the Mortgage Loan, accelerated the Mortgage Loan or commenced judicial or non-judicial foreclosure proceedings with respect to the Mortgage Loan. Neither the Mezzanine Loan Seller nor any servicer acting on its behalf has issued any notice of default, breach or violation related to the Mezzanine Loan, accelerated the Mezzanine Loan or commenced judicial or non-judicial foreclosure proceedings with respect to the Mezzanine Loan.

         (36) Local Law Compliance. To Seller's knowledge, the improvements located on or forming part of each Property complies in all material respects with applicable zoning laws and ordinances, or constitutes a legal non-conforming use or structure or, if any such improvement



                                     VII-8
does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect (i) the value of the related Property as determined by the appraisal performed at origination or (ii) the principal use of the Property as of the date of the origination of such Mortgage Loan. To Seller's knowledge, as of the date of origination of the Mortgage Loan, with respect to each legal non-conforming use or structure, if a casualty occurred at that time, the Property could have been restored or repaired to such an extent that the use or structure of the restored or repaired property would be substantially the same use or structure, or law and ordinance insurance has been obtained, or a holdback was established and the Mortgagor is required to cause the Property to become a conforming use or structure.

         (37) Junior Liens. None of the Mortgage Loans or related Mezzanine Loans permits the related Property or pledged equity to be encumbered by any lien junior to or of equal priority with the lien of the related Mortgage or Pledge without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The pledged equity is not, and to Seller's knowledge, none of the Mortgaged Properties is encumbered by any lien junior to the lien of the related Mortgage. Each Mezzanine Loan contains a "due on sale" clause that provides for the acceleration of the payment of the unpaid principal balance of the Mezzanine Loan or Mortgage Loan if, without the prior written consent of the holder thereof, the related Property, or any material portion thereof, or pledged equity or a controlling interest in the direct or indirect ownership interests in the Mortgagor is directly or indirectly transferred, sold, or pledged.

         (38) Actions Concerning Mezzanine Loans. To Seller's knowledge, there are no actions, suits, governmental investigations or proceedings pending or threatened before any court, governmental authority, administrative agency or arbitrator concerning any Mezzanine Loan or Mortgage Loan or the related pledgor or Mortgagor or pledged equity or Property that, if determined adversely, would adversely affect title to the Mezzanine Loan or Mortgage Loan or the validity or enforceability of the related pledge or Mortgage or that might materially and adversely affect the value of the pledged equity or Property, the current ability of the Property to generate net operating income to service the Mortgage Loan, the principal benefit of the security intended to be provided for the Mezzanine Loan or Mortgage Loan, or the current use of the Property.

         (39) Servicing. The servicing and collection practices used by Seller and any servicer of the Mortgage Loan or related Mezzanine Loan have been in all material respects legal, proper and prudent and have met customary industry standards for servicing of commercial Mortgage or Mezzanine Loans.

         (40) Licenses and Permits. To Seller's knowledge, the related Mortgagor is in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Property as it was then operated and, as of the Purchase Date, the Seller has no written notice that the related Mortgagor was not in possession of such licenses, permits and franchises or that such licenses, permits and franchises have not otherwise been issued. The Mortgage Loan requires the related Property to be in material compliance with laws and regulations applicable to the Property, in each case to the extent required by law.



                                     VII-9

         (41) Non-Recourse Exceptions. The related Mezzanine Loan and Mortgage Loan documents contain provisions providing for recourse against the related Pledgor or Mortgagor, a principal of such Pledgor or Mortgagor or an entity controlled by a principal of such Pledgor or Mortgagor, or a natural person, for damages sustained in connection with the Pledgor's or Mortgagor's (i) fraud,
(ii) intentional misrepresentation, (iii) misappropriation or misapplication of rents or amounts due lender, insurance proceeds or condemnation proceeds, (iv) voluntary bankruptcy, (v) failure to obtain prior consent to any encumbrance of the pledged equity under the Mezzanine Loan Documents, (vi) willful misconduct resulting in waste of a Property. The related Mezzanine Loan and Mortgage Loan documents contain provisions pursuant to which the related pledgor or Mortgagor, a principal of such pledgor or Mortgagor or an entity controlled by a principal of such pledgor or Mortgagor, or a natural person, has agreed to indemnify the pledgee or mortgagee for damages resulting from violations of any applicable environmental covenants.

         (42) Single Purpose Entity. The pledgor and Mortgagor on each Mezzanine Loan and related Mortgage Loan were, as of the origination of the Mezzanine Loan, Single Purpose Entities. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning the pledged equity or the Mortgaged Properties securing the Mezzanine Loans or Mortgage Loans and prohibit it from engaging in any business unrelated to such pledged equity or Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mezzanine Loan or Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in such pledged equity or interest in and operation of such Property or Properties, or any indebtedness other than as permitted by the related Pledge or Mortgage or the other related Mezzanine Loan or Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, and that it holds itself out as a legal entity, separate and apart from any other person, that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates except on an arm's length basis. Each Pledgor and Mortgagor of a Mezzanine Loan and Mortgage Loan is an entity which has represented in connection with the origination of the Mezzanine Loan or Mortgage Loan, or whose organizational documents as of the date of origination of the Mezzanine Loan or Mortgage Loan provide that so long as the Mezzanine Loan is outstanding it will have at least one independent director. There are Insolvency/Non-Consolidation opinions with respect to each of the Pledgor and Mortgagor and, to Seller's knowledge, all of the assumptions made in each such opinion are true and correct.

         (43) Separate Tax Parcels. Each Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related title insurance policy.

         (44) Operating or Financial Statements. The related Mezzanine Loan Documents require the related Mortgagor to furnish to the mortgagee at least quarterly and annually an operating statement and rent roll (if there is more than one tenant) with respect to the related Property and at least annually financial statements of the Mortgagor.

         (45) Security Interests in Hospitality Properties. If any Property securing a Mortgage Loan is operated as a hospitality property then (a) the security agreements, financing statements



                                     VII-10
or other instruments, if any, related to the Mortgage Loan secured by such Property establish and create a valid and enforceable (subject to the exceptions set forth in Paragraph 13 above) first priority security interest in all items of personal property owned by the related Borrower which are material to the conduct in the ordinary course of the Borrower's business on the related Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more Uniform Commercial Code financing statements covering such personal property have been filed or recorded (or have been sent for filing or recording) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a Uniform Commercial Code financing statement under applicable law).

         (46) Assignment of Collateral. There is no material collateral securing any Mortgage Loan that has not been assigned to the Purchaser.

         (47) Fee Simple or Leasehold Interests. The interest of the related Borrower in the Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

         (48) Assignment of Collateral. There is no material collateral securing any Mezzanine Loan that has not been assigned to the Purchaser.

         (49) Terrorism Insurance. With respect to each Mortgage Loan, the related all risk insurance policy and business interruption policy did not as of the date of origination of the Mortgage Loan, and, to the Seller's knowledge, does not as of the date hereof, specifically exclude acts of terrorism from coverage. With respect to each of the Mortgage Loans, the related Mortgage Loan documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability.

         (50) Transfers and Pledges. The Mezzanine Loan Collateral consists of the pledge of all of the ownership interests of the Mortgagor. Transfer and pledge restrictions under the Mezzanine Loan Documents apply to [Name of Sponsor entity], Borrower, Principal, Mortgage Borrower, Mortgage Principal and any Affiliated Manager or any shareholder, partner, member, non-member manager, any direct or indirect legal or beneficial owner of, Mortgage Borrower, Mortgage Principal, Principal, Borrower, any Guarantor, any Affiliated Manager, or any Pledgor, and Affiliated Franchisor or any non-member manager.

         (51) Management Agreement. The Management Agreement is in full force and effect and there is no default thereunder by any party thereto and no event has occurred that, with the passage of time and/or the giving of notice, would constitute a default thereunder.

         (52) Illegal Activity. To Seller's knowledge, no portion of any Property has been or will be Mezzanine with proceeds of any illegal activity.

         (53) Embargoed Person. To the best of Seller's knowledge, (a) none of the funds or other assets of Mortgagor, Mezzanine Borrower, Principal and Guarantor constitute property of, or are beneficially owned, directly or indirectly, by any person, entity or government subject to



                                     VII-11
trade restrictions under U.S. law, including but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. Section 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated thereunder with the result that the investment in Borrower, Principal or Guarantor, as applicable (whether directly or indirectly), is prohibited by law or the Mortgage Loan or Mezzanine Loan made by the Lender is in violation of law ("Embargoed Person"); (b) no Embargoed Person has any interest of any nature whatsoever in Mortgagor, Mezzanine Borrower, Principal or Guarantor, as applicable, with the result that the investment in Mortgagor, Mezzanine Borrower, Principal or Guarantor, as applicable (whether directly or indirectly), is prohibited by law or the Mortgage Loan or Mezzanine Loan is in violation of law; and (c) none of the funds of Mortgagor, Mezzanine Borrower, Principal or Guarantor, as applicable, have been derived from any unlawful activity with the result that the investment in Mortgagor, Mezzanine Borrower, Principal or Guarantor, as applicable (whether directly or indirectly), is prohibited by law or the Mortgage Loan or Mezzanine Loan is in violation of law.

         (54) Franchise Agreement. The Franchise Agreement and the License granted thereby are in full force and effect and there is no default thereunder by any party thereto and no event has occurred that, with the passage of time and/or giving of notice, would constitute a default thereunder. Mortgage
Borrower  has  all  rights  to use  the  License  granted  under  the  Franchise
Agreement.

         (55) Lockbox. Any agreements executed in connection with the creation of a Collection Account create a valid and continuing security interest (as defined in the Uniform Commercial Code in effect in the State of New York) in each of such Collection Accounts in favor of Buyer, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from Mortgagor. Each Collection Account constitutes a "deposit account" within the meaning of the Uniform Commercial Code in effect in the State of New York. Seller has directed the Servicer to cause each Depository to agree to comply with all written instructions originated by Buyer, without further consent by Borrower, directing disposition of all sums at any time held, deposited or invested in the Collection Accounts, together with any interest or other earnings thereon, and all proceeds thereof (including proceeds of sales and other dispositions), whether accounts, general intangibles, chattel paper, deposit accounts, instruments, documents or securities. The Collection Accounts are not in the name of any Person other than Mortgagor, as pledgor, or Lender, as pledgee. Seller has not consented to the Depository complying with instructions with respect to the Collection Account from any Person other than Buyer.

         (56) Compliance with Usury and Other Laws. The Mezzanine Loan, and, to Seller's knowledge, each party involved in the origination of the Mezzanine Loan, complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury. Any and all other requirements of any federal, state or local laws applicable to the Mezzanine Loan have been complied with.

         (57) Authorized to do Business. To the extent required under applicable law, Seller is authorized to transact and do business in each jurisdiction in which a Mortgaged Property is located at all times when it held the Mezzanine Loan.



                                     VII-12

         (58) Mezzanine Loan Documents. The Mezzanine Loan Documents contain provisions for the acceleration of the payment of the unpaid principal balance of the Mezzanine Loan if (A) the Obligor voluntarily transfers or encumbers all or any portion of any related Mezzanine collateral, or (B) any direct or indirect interest in Obligor is voluntarily transferred or assigned, other than, in each case, as permitted under the terms and conditions of the Mezzanine Loan Documents.

         (59) No Limitation on Assignability in Mezzanine Loan Documents. Except as expressly stated in the Mezzanine Loan Documents, Seller's ability to assign, transfer and convey the Mezzanine Loan to any other person or entity is not limited or prohibited by any provision contained in the Mezzanine Loan Documents.

         (60) Collateral Secures Mezzanine Loans Only. The Mezzanine collateral does not secure any mezzanine loan other than the Mezzanine Loan being transferred and assigned to the Buyer hereunder (except for Mezzanine Loans, if any, which are cross-collateralized with other Mezzanine Loans being conveyed to the Buyer or subsequent transferee hereunder and identified on the Asset Schedule)




                                     VII-13

                                                                    EXHIBIT VIII



                                Loan Information


                            Investment & Loan Set-Up
                            ------------------------


        I.       Investment Background

        Investment  name and location:
        Borrower and principals: .
        Type of investment:
        CTIMCO deal team:
        CTIMCO Closing Attorney:
        Closing Date:
        CT Funding Date:

        Investment Amount:
        Premium/discount (% and $ amount):
        Adjusted gross investment commitment:
        Participants:
        Repo Advance Rate:
        Net CT investment commitment:
        Net CT investment funded at closing:
        Net CT investment unfunded commitment:
        Accrued interest acquired ($):

        II.      Rate/Term/Fees/Guarantees/Reserves

        Interest rate (floating/fixed):
        LIBOR in place at CT funding date:
        LIBOR Floor:
        Amount of LIBOR Floor:
        Interest due date:
        Interest rate re-set date:
        Interest Accrual Period:
        1st Interest Payment Due Date:
        Rate if fixed:
        Index if floating:
        Rounding factor for index:



                                     VIII-1

        Spread if floating:
        Calculation basis:
        Pay/accrual:
        Contingent interest:
        Amortization:
        Stub Interest (days):
        Stub Interest ($):
        Lock Box:
        Servicing Fee:
        Special Servicing Fee:
        Trustee Servicing Fee:
        Initial term:
        Maturity date:
        Origination/Commitment Fee:
        Due Diligence Deposit:
        Application Fee:
        Additional Interest (Exit):
        Extension Term:
        Extended Maturity date:
        Additional Interest (Extension):
        Prepayment/Defeasance:
        Reserves:
        ---------
                 Initial Tax Escrow:
                 Required Repairs Reserve:
                 Liquidity Reserve:
        Tax escrows:
        Insurance escrows:
        Total Reserves:
        Payment Guarantee (amount):
        Guarantor:
        Guaranty Collateral:
        Lock-Out/Call Protection:
        Financial Reporting Requirements:
                      Monthly Statements:
                      Quarterly Statements:
                      Annual Statements:
                      Annual Budget:



                                     VIII-2

        III.     Seller/Repo Financing

        Firm:
        Advance Rate:
        Cost of Financing:
        Contact:

        IV.      Senior / Junior Financing

        First Mortgage Loan:
        Senior Mezzanine Loan:
        Junior Mezzanine Loan:

        V.       Summary of Participation Rights:

        1)






        VI.      Hedging Information

        Senior Loan Interest Rate Cap:
        ------------------------------
        Date of Agreement:
        Notional Amount:
        Strike Prices:
        Cost:
        Beneficiary:
        Counterparty:
        Placement Agent:

        Senior Mezzanine Loan Interest Rate Cap:
        ----------------------------------------
        Date of Agreement:
        Notional Amount:
        Strike Prices:
        Cost:
        Beneficiary:
        Counterparty:


                                     VIII-3

        Placement Agent:

        Junior Mezzanine Loan Interest Rate Cap:
        ----------------------------------------
        Date of Agreement:
        Notional Amount:
        Strike Prices:
        Cost:
        Beneficiary:
        Counterparty:
        Placement Agent:

        VII.     Non-Reimbursable Transaction Expenses

                 Legal Fees
                 Meals
                 Travel/Airfare
                 Insurance Review
                 Total



                                     VIII-4

                                                                      EXHIBIT IX

                              TRANSACTION PROCEDURE
                              ---------------------

         Preliminary Approval of New Loan Which is an Eligible Loan.
         ----------------------------------------------------------

                  (a) Seller may, from time to time, submit to Buyer a Preliminary Due Diligence Package for Buyer's review and approval in order to enter into a Transaction with respect to any New Loan that Seller proposes to be included as an Eligible Loan under this Agreement.

                  (b) Buyer shall have the right to request additional diligence materials and deliveries that Buyer shall specify on a Supplemental Due Diligence List. Within five (5) Business Days after Buyer's receipt of the Preliminary Due Diligence Package, Buyer shall either (i) notify Seller of the Purchase Price and the Market Value for the New Loan, subject to documentation satisfactory to Buyer, (ii) request additional diligence materials or (iii) deny, in Buyer's sole and absolute discretion, Seller's request for a Transaction. Within five (5) Business Days after receipt of all additional diligence materials, Buyer shall either approve or deny the proposal to include such Eligible Loan.

         Final Approval of New Loan which is an Eligible Loan. Upon Buyer's notification to Seller of the Purchase Price and the Market Value for any New Loan which is an Eligible Loan, Seller shall, if Seller desires to enter into a Transaction with respect to such New Loan, satisfy the conditions set forth below (in addition to satisfying the conditions precedent to obtaining each advance, as set forth in Section 2(b) of this Agreement) as a condition precedent to Buyer's approval of such New Loan as an Eligible Loan, all in a manner reasonably satisfactory to Buyer and subject to documentation satisfactory to Buyer:

                  (a) Delivery of Purchased Loan Documents. Seller shall deliver to Buyer: (i) with respect to a New Loan that is a Pre-Existing Loan, each of the Purchased Loan Documents, except Purchased Loan Documents that Seller expressly and specifically disclosed in Seller's Preliminary Due Diligence Package were not in Seller's possession; and
         (ii) with respect to a New Loan that is an Originated Loan, each of the Purchased Loan Documents.

                  (b) Environmental and Engineering. Buyer shall have received a satisfactory "Phase 1" (and, if necessary, a satisfactory "Phase 2") environmental report, an asbestos survey, if applicable, and an engineering report, each in form reasonably satisfactory to Buyer, by an engineer or environmental consultant reasonably approved by Buyer.

                  (c) Appraisal. Buyer shall have received either an appraisal approved by Buyer (or a Draft Appraisal, if Buyer approves such Draft Appraisal in lieu of a final appraisal), each by an MAI appraiser. If Buyer receives only a Draft Appraisal prior to entering into a Transaction, Seller shall deliver an appraisal approved by Buyer by an MAI appraiser on or before thirty (30) days after the Purchase Date.

                  (d) Insurance. Buyer shall have received certificates or other evidence of insurance demonstrating insurance coverage in respect of the Property of types, in amounts, with insurers and otherwise in compliance with the terms, provisions and conditions set forth in the Purchased Loan Documents. Such certificates or other evidence shall indicate that Seller will be named as an additional insured under liability policies as its interest may appear and shall contain a loss payee endorsement under casualty policies in favor of Seller with respect to the policies required to be maintained under the Purchased Loan Documents.

                  (e) Survey. Buyer shall have received all surveys of the Property that are in Seller's possession.

                  (f) Lien Search Reports. Buyer or Buyer's counsel shall have received, as reasonably requested by Buyer, satisfactory reports of UCC, tax lien, judgment and litigation searches and title updates conducted by search firms and/or title companies acceptable to Buyer with respect to the Eligible Loan, Property, Seller and Mortgagor, such searches to be conducted in each location Buyer shall designate.

                  (g) Opinions of Counsel. Buyer shall have received copies of all legal opinions in Seller's possession with respect to the Eligible Loan which shall be in form and substance satisfactory to Buyer.

                  (h) Additional Real Estate Matters. Seller shall have delivered to Buyer to the extent in Seller's possession such other real estate related certificates and documentation as may have been requested by Buyer, such as: (i) certificates of occupancy issued by the appropriate Governmental Authority and either letters certifying that the Property is in compliance with all applicable zoning laws issued by the appropriate Governmental Authority of evidence that the related Title Policy includes a zoning endorsement and (ii) copies of all leases in effect at the Property and estoppel certificates that were required in the origination of the applicable loan from any ground lessor and from any tenants .

                  (i) Other Documents. Buyer shall have received such other documents as Buyer or its counsel shall reasonably deem necessary.

                                                                       EXHIBIT X


                                   [RESERVED]

                                                                      EXHIBIT XI


                                   [RESERVED]

                                                                     EXHIBIT XII

                      FORM OF OPINION OF COUNSEL TO SELLER

         1. Seller is duly organized and validly existing as a corporation in good standing under the laws of the State of Maryland and has power and authority to enter into and perform its obligations under this Agreement and the Custodial Agreement. Seller is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of Seller and its subsidiaries, considered as a whole.

         2. This Agreement and the Custodial Agreement have each been duly authorized, executed and delivered by Seller, and each constitutes a valid and legally binding obligation of Seller enforceable against Seller in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights generally and to general equity principles.

         3. No consent, approval, authorization or order of any state or federal court or government agency or body is required to be obtained by Seller for the consummation of the transactions contemplated by this Agreement or the Custodial Agreement.

         4. The consummation of any of the transactions contemplated by this Agreement and the Custodial Agreement will not conflict with, result in a breach of, or constitute a default under the articles of incorporation or bylaws of Seller or the terms of any indenture or other agreement or instrument known to us to which Seller is party or bound, or any order known to such counsel to be applicable to Seller or any regulations applicable to Seller, of any state or federal court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over Seller.

         5. There is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving Seller or relating to the transaction contemplated by this Agreement or the Custodial Agreement which, if adversely determined, would have a material adverse effect on Seller.



                                     XII-1

                                                                    EXHIBIT XIII


                                       FORM OF BAILEE AGREEMENT

                                       Capital Trust, Inc.
                                       410 Park Avenue
                                       14th Floor
                                       New York, New York 10022



                                                        ________________ __, 20_


Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, New York 10022

         Re: Bailee Agreement (the "Bailee Agreement") in connection with the sale under a Master Repurchase Agreement by Capital Trust, Inc. (the "Seller") to Bear, Stearns Funding, Inc. (the "Buyer")
                  --------------------------------------------------------------

Ladies and Gentlemen:

         In consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller, the Buyer and Paul, Hastings, Janofsky & Walker LLP (the "Bailee") hereby agree as follows:

         1. The Seller shall deliver to the Bailee in connection with any Purchased Loans delivered to the Bailee hereunder an Identification Certificate in the form of Attachment 1 attached hereto to which shall be attached a Purchased Loan Schedule identifying which Purchased Loans are being delivered to the Bailee hereunder. Such Purchased Loan Schedule shall contain the following fields of information: (a) the loan identifying number; (b) the obligor's name;
(c) the street address, city, state and zip code for the applicable real property; (d) the original balance; and (e) the current principal balance if different from the original balance and such other information as the Seller and Buyer shall require.

         2. On or prior to the date indicated on the Custodial Delivery delivered by the Seller (the "Purchase Date"), the Seller shall have delivered to the Bailee, as bailee for hire, the original documents set forth on Schedule A attached hereto (collectively, the "Purchased Loan File") for each of the Purchased Loans (each a "Purchased Loan" and collectively, the "Purchased Loans") listed in Exhibit A to Attachment 1 attached hereto (the "Purchased Loan Schedule").

         3. The Bailee shall issue and deliver to the Buyer and the Custodian on or prior to the Purchase Date by facsimile (a) in the name of the Buyer, an initial trust receipt and certification in the form of Attachment 2 attached hereto (the "Trust Receipt") which Trust Receipt shall state that the Bailee has received the documents comprising the Purchased Loan File as set forth in the Custodial Delivery (as defined in that certain Custodial Agreement dated



                                      XIII-1
as of August 16, 2005, among Seller, Buyer and Custodian (as defined in Section 5 below), in addition to such other documents required to be delivered to Buyer and/or Custodian pursuant to the Master Repurchase Agreement dated as of August 17, 2005, among Seller and Buyer (the "Master Repurchase Agreement").

         4. On the applicable Purchase Date, in the event that the Buyer fails to purchase any New Loan from the Seller that is identified in the related Custodial Delivery- Certificate, the Buyer shall deliver by facsimile to the Bailee at (212) 230-7830 to the attention of Robert J. Grados, Esq., an authorization (the "Facsimile Authorization") to release the Purchased Loan Files with respect to the Purchased Loans identified therein to the Seller. Upon receipt of such Facsimile Authorization, the Bailee shall release the Purchased Loan Files to the Seller in accordance with the Seller's instructions.

         5. Following the Purchase Date, the Bailee shall forward the Purchased Loan Files to Deutsche Bank Trust Company Americas, 1761 East St. Andrew Place, Santa Ana, California 92705, Attention: Mortgage Custody-QT031C (the "Custodian") by insured overnight courier for receipt by the Custodian no later than 1:00 p.m. on the third Business Day following the applicable Purchase Date (the "Delivery Date").

         6. From and after the applicable Purchase Date until the time of receipt of the Facsimile Authorization or the applicable Delivery Date, as applicable, the Bailee (a) shall maintain continuous custody and control of the related Purchased Loan Files as bailee for the Buyer and (b) is holding the related Purchased Loans as sole and exclusive bailee for the Buyer unless and until otherwise instructed in writing by the Buyer.

         7. The Seller agrees to indemnify and hold the Bailee and its partners, directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Bailee Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (other than special, indirect, punitive or consequential damages, which shall in no event be paid by the Bailee) were imposed on, incurred by or asserted against the Bailee because of the breach by the Bailee of its obligations hereunder, which breach was caused by negligence, lack of good faith or willful misconduct on the part of the Bailee or any of its partners, directors, officers, agents or employees. The foregoing indemnification shall survive any resignation or removal of the Bailee or the termination or assignment of this Bailee Agreement.

         8. (a) In the event that the Bailee fails to produce a Mortgage Note, Mezzanine Note, assignment of a Purchased Loan or any other document related to a Purchased Loan that was in its possession within ten (10) business days after required or requested by the Seller or Buyer (a "Delivery Failure"), the Bailee shall indemnify the Seller or Buyer in accordance with the succeeding paragraph of this Section 8.

         (b) The Bailee agrees to indemnify  and hold the Buyer and Seller,  and
their  respective   affiliates  and  designees  harmless  against  any  and  all liabilities, obligations, losses,



                                     XIII-2
damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of a Custodial Delivery Failure or the Bailee's negligence, lack of good faith or willful misconduct. The foregoing indemnification shall survive any termination or assignment of this Bailee Agreement.

         9. The Seller hereby represents, warrants and covenants that the Bailee is not an affiliate of or otherwise controlled by the Seller. Notwithstanding the foregoing, the parties hereby acknowledge that the Bailee hereunder may act as Counsel to the Seller in connection with a proposed loan and Paul, Hastings, Janofsky & Walker LLP, if acting as Bailee, has represented Seller in connection with negotiation, execution and delivery of the Master Repurchase Agreement.

         10. In connection with a pledge of the Purchased Loans as collateral for an obligation of the Buyer, the Buyer may pledge its interest in the corresponding Purchased Loan Files held by the Bailee for the benefit of the Buyer from time to time by delivering written notice to the Bailee that the Buyer has pledged its interest in the identified Purchased Loans and Purchased Loan Files, together with the identity of the party to whom the Purchased Loans have been pledged (such party, the "Pledgee"). Upon receipt of such notice from the Buyer, the Bailee shall mark its records to reflect the pledge of the Purchased Loans by the Buyer to the Pledgee. The Bailee's records shall reflect the pledge of the Purchased Loans by the Buyer to the Pledgee until such time as the Bailee receives written instructions from the Buyer that the Purchased Loans are no longer pledged by the Buyer to the Pledgee, at which time the Bailee shall change its records to reflect the release of the pledge of the Purchased Loans and that the Bailee is holding the Purchased Loans as custodian for, and for the benefit of, the Buyer.

         11. From time to time, subject to the acceptance and approval of Buyer, Seller may request pursuant to a request substantially in the form of Annex 6 to the Custodial Agreement the delivery by the Custodian to the Bailee of some or all of the Purchased Loan File for the purposes set forth in such request. Upon receipt of the Purchased Loan File or such portions thereof, Bailee shall hold the same as sole and exclusive bailee for the Buyer until such time as the Purchased Loan File, or such portions thereof, are redelivered to the Custodian or to such other Persons, as otherwise directed by Buyer, subject in either case to the provisions set forth herein governing standards of care and indemnification and except as otherwise provided by any document specifically amending, supplementing or modifying the terms hereof which is executed and delivered by all parties hereto in connection with such delivery of the Purchased Loan File, or such portions thereof, to Bailee. Notwithstanding anything to the contrary contained in this Section 11, Bailee shall have the right to deliver such Purchased Loan File, or portions thereof, to Buyer upon five (5) days' written notice to Buyer.

         12. The agreement set forth in this Bailee Agreement may not be modified, amended or altered, except by written instrument, executed by all of the parties hereto.

         13. This Bailee Agreement may not be assigned by the Seller or the Bailee without the prior written consent of the Buyer.





                                     XIII-3

         14. For the purpose of facilitating the execution of this Bailee Agreement as herein provided and for other purposes, this Bailee Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

         15. This Bailee Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         16. Capitalized terms used herein and defined herein shall have the meanings ascribed to them in the Master Repurchase Agreement.

                         [signatures begin on next page]






                                     XIII-4

                                               Very truly yours,
                                               CAPITAL TRUST, INC., a Maryland
                                               corporation


                                               By:
                                                   -----------------------------
                                               Name:
                                               Title:


ACCEPTED AND AGREED:

PAUL, HASTINGS, JANOFSKY & WALKER LLP,
Bailee


By:
   --------------------------------------------------
Name:  Robert J. Grados



ACCEPTED AND AGREED:

BEAR, STEARNS FUNDING, INC.



By:
   --------------------------------------------------
Name:
Title:






                                     XIII-5

                                   Schedule A

                 [List of Documents in the Purchased Loan File]




                                     XIII-6

                                  Attachment 1

                           IDENTIFICATION CERTIFICATE

         On this _____ day of ____________, 2005, Capital Trust, Inc. (the "Seller"), under that certain Bailee Agreement of even date herewith (the "Bailee Agreement"), among the Seller, PAUL, HASTINGS, JANOFSKY & WALKER LLP, (the "Bailee"), and BEAR, STEARNS FUNDING, INC., as Buyer, does hereby instruct the Bailee to hold, in its capacity as Bailee, the Purchased Loan Files with respect to the Purchased Loans listed on Exhibit A hereto, which Purchased Loans shall be subject to the terms of the Bailee Agreement as of the date hereof.

         Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Bailee Agreement.

         IN  WITNESS  WHEREOF,   the  Seller  has  caused  this   Identification
Certificate to be executed and delivered by its duly authorized officer as of the day and year first above written.



                                                CAPITAL TRUST, INC.,
                                                Seller



                                                By:
                                                   -----------------------------
                                                Name:
                                                Title:





                                     XIII-7

                            Exhibit A to Attachment 1

                             PURCHASED LOAN SCHEDULE




                                     XIII-8

                                  Attachment 2

                              FORM OF TRUST RECEIPT

                                                       ________________ __, 200_


Bear, Stearns Funding, Inc.
383 Madison Avenue
New York, New York 10179

         Re: Bailee Agreement, dated as of ___________ __, 200__ (the "Bailee Agreement") among Capital Trust, Inc. (the "Seller"), Bear, Stearns Funding, Inc. (the "Buyer") and Paul, Hastings, Janofsky & Walker LLP (the "Bailee")

Ladies and Gentlemen:

         In accordance with the provisions of Paragraph 3 of the above-referenced Bailee Agreement, the undersigned, as the Bailee, hereby certifies that as to each Purchased Loan described in the Purchased Loan Schedule (Exhibit A to Attachment 1), a copy of which is attached hereto, it has reviewed the Purchased Loan File and has determined that (1) all documents listed in Schedule A attached to the Bailee Agreement are in its possession and
(ii) such documents have been reviewed by it and appear regular on their face and relate to such Purchased Loan, and (iii) based on its examination, the foregoing documents on their face satisfy the requirements set forth in Paragraph 2 of the Bailee Agreement.

         The Bailee hereby confirms that it is holding each such Purchased Loan File as agent and bailee for the exclusive use and benefit of the Buyer pursuant to the terms of the Bailee Agreement.

         All initially capitalized terms used herein shall have the meanings ascribed to them in the above-referenced Bailee Agreement.



                                PAUL, HASTINGS, JANOFSKY & WALKER LLP, BAILEE



                                By:
                                   ---------------------------------------------
                                Name:  Robert J. Grados, Esq.








                                     XIII-9

                                  SCHEDULE 1-A
                                  ------------

                         Form of UCC Financing Statement

Debtor:                                     Secured Party:
Capital Trust, Inc.                         Bear, Stearns Funding, Inc.
410 Park Avenue, 14th Floor                 383 Madison Avenue
New York, New York 10022                    New York, New York 10179



                     ATTACHMENT A TO UCC FINANCING STATEMENT

         This  filing  is for  protective  purposes  only  with  respect  to the
Purchased  Loans in case the sale of any  Purchased  Loan  under the  Repurchase
Agreement is re-characterized as a grant of a security interest in any such Purchased Loan.
         The collateral covered by this financing statement is all of the Debtor's right, title and interest in, to and under the following property, whether now owned or existing, hereafter acquired or arising, or in which the Debtor now or hereafter has any rights, and wheresoever located (the "Collateral"):

(a) all of the Purchased Loans including those identified in Schedule I hereto, all Income from such Purchased Loans and all proceeds of all of the foregoing, and

(b) all Hedging Transactions relating to Purchased Loans entered into by Seller and all proceeds thereof.

         The following terms shall have the following meanings. Such definition shall be equally applicable to the singular and plural forms of the terms defined.

         "Buyer" means Secured Party.

         "Custodian" means Deutsche Bank Trust Company Americas or any successor Custodian appointed by Buyer.

         "Eligible  Loans" means any of the  following  types of loans listed in
(i) through (iv) below:

(i) Whole Loans (as defined in the Repurchase Agreement) that are performing (i.e., current and not in monetary or material non-monetary default such that remedies can be exercised by any Person) commercial mortgage loans secured by first liens on multifamily and commercial real property with respect to which the ratio of loan to value as determined by Buyer, in the exercise of its commercially reasonable judgment, for the real property securing directly such loan (including for purposes of this calculation, such loan and any loan senior to or pari passu



                                      1-A-1
with such loan and secured, directly or indirectly, by the related property) does not exceed the percentage stated in the Confirmation.

(ii) Subordinate interests in Whole Loans ("B Notes") that are performing (i.e., current and not in monetary or material non-monetary default such that remedies can be exercised by any Person), commercial mortgage loans secured by first liens on multifamily and commercial real property with respect to which the ratio of loan to value as determined by Buyer, in the exercise of its commercially reasonable judgment, for the real property securing directly such loan (including for purposes of this calculation, such loan and any loan senior to or pari passu with such loan and secured, directly or indirectly, by the related property) does not exceed the percentage stated in the Confirmation.

(iii) Mezzanine Loans (as defined in the Repurchase Agreement) that are performing (i.e., current and not in monetary or material non-monetary default such that remedies can be exercised by any Person) and with respect to which the ratio of total loan to value as determined by Buyer, in the exercise of its commercially reasonable judgment, for the real property securing indirectly such loan (including for purposes of this calculation, such loan and any loan senior to or pari passu with such loan and secured, directly or indirectly, by the related property) does not exceed the percentage stated in the Confirmation.

(iv) any other investment presented to and approved by Buyer in its sole discretion which does not conform to the criteria set forth in clauses (i), (ii) and (iii) above and which Buyer elects in its sole discretion to purchase.

         "Hedging Transactions" means, with respect to any or all of the Purchased Loans, any short sale of U.S. Treasury Securities or mortgage-related securities, futures contract (including Eurodollar futures) or options contract or any interest rate swap, cap or collar agreement or similar arrangements providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by Seller, with Buyer or its Affiliates as counterparties or one or more other counterparties acceptable to Buyer.

         "Income" means, with respect to any Purchased Loan at any time, any principal (including any principal prepayments) thereof and all interest, dividends or other distributions thereon and with respect to any associated Hedging Transaction, all proceeds thereof.

         "Person" means an individual, corporation, limited liability company, business trust, partnership, joint tenant or tenant-in-common, trust, unincorporated organization, or other entity, or a federal, state or local government or any agency or political subdivision thereof.

         "Purchased Loan Documents" shall mean, with respect to a Purchased Loan, the documents comprising the Purchased Loan File for such Purchased Loan.

         "Purchased Loan File" shall mean the documents specified as the "Purchased Loan File" in Section 6(b) of the Repurchase Agreement, together with any additional documents and



                                      1-A-2
information required to be delivered to Buyer or its designee (including the Custodian) pursuant to the Repurchase Agreement.

         "Purchased Loans" means (i) with respect to any Transaction, the Eligible Loans sold by Seller to Buyer in such Transaction until such Eligible Loans are repurchased by Seller pursuant to this Agreement and (ii) with respect to the Transactions in general, all Eligible Loans sold by Seller to Buyer and any Additional Loans delivered by Seller to Buyer pursuant to Section 3(a) of the Repurchase Agreement until (x) such Eligible Loans are repurchased by Seller pursuant to the Repurchase Agreement or (y) such Additional Loans are re-delivered  to  Seller  by  Buyer  pursuant  to  Section  3 of the  Repurchase
Agreement.

         "Repurchase Agreement" means that certain Master Repurchase Agreement dated as of August 16, 2005, between Bear, Stearns Funding, Inc. and Capital Trust, Inc., (together such other annexes and schedules attached thereto) as the same may be amended, restated or otherwise modified from time to time.

         "Seller" means Debtor.

                                   SCHEDULE 1

1. [B] Participation Interest, dated _____ issued to __________. in the amount of $__________, in that certain Mortgage Loan [(in the original principal amount of $__________)], dated as of _______, made by ___________. to _________ under and pursuant to that certain Loan Agreement dated as of ________ between _________ and _________ and secured by that certain property located in
_________, [as such B Participation Interest was assigned by _________ to Capital Trust, Inc. pursuant to that certain Assignment and Assumption Agreement (Participation B) dated as of _________].

2. [$__________ [Senior/Junior] Mezzanine Loan, dated as of _________ made by _________ to _________, under and pursuant to that certain [Loan Agreement] dated as of _________ between _________ and _________, [as assigned (together with such loan agreement and all of the other loan documents evidencing and securing such senior mezzanine loan) by _________ to Capital Trust, Inc. pursuant to that certain Omnibus Assignment dated as of _________].



                                      1-A-3

                                  SCHEDULE 1-B
                                  ------------

                    Form of UCC Financing Statement Amendment

Debtor:                                     Secured Party:
Capital Trust, Inc.                         Bear, Stearns Funding, Inc.
410 Park Avenue, 14th Floor                 383 Madison Avenue
New York, New York 10022                    New York, New York 10179



                ATTACHMENT A TO UCC FINANCING STATEMENT AMENDMENT

         This  filing  is for  protective  purposes  only  with  respect  to the
Purchased  Loans in case the sale of any  Purchased  Loan  under the  Repurchase
Agreement is re-characterized as a grant of a security interest in any such Purchased Loan.
         The collateral covered by this financing statement is all of the Debtor's right, title and interest in, to and under the following property, whether now owned or existing, hereafter acquired or arising, or in which the Debtor now or hereafter has any rights, and wheresoever located (the "Collateral"):

(a) all of the Purchased Loans including those identified in Schedule I hereto, all Income from such Purchased Loans and all proceeds of all of the foregoing, and

(b) all Hedging Transactions relating to Purchased Loans entered into by Seller and all proceeds thereof.

         The following terms shall have the following meanings. Such definition shall be equally applicable to the singular and plural forms of the terms defined.

         "Buyer" means Secured Party.

         "Custodian" means Deutsche Bank Trust Company Americas or any successor Custodian appointed by Buyer.

         "Eligible  Loans" means any of the  following  types of loans listed in
(i) through (iv) below:

(i) Whole Loans (as defined in the Repurchase Agreement) that are performing (i.e., current and not in monetary or material non-monetary default such that remedies can be exercised by any Person) commercial mortgage loans secured by first liens on multifamily and commercial real property with respect to which the ratio of loan to value as determined by Buyer, in the exercise of its commercially reasonable judgment, for the real property securing directly such loan (including for purposes of this calculation, such loan and any loan senior to or pari passu



                                     1-B-1
with such loan and secured, directly or indirectly, by the related property) does not exceed the percentage stated in the Confirmation.

(ii) Subordinate interests in Whole Loans ("B Notes") that are performing (i.e., current and not in monetary or material non-monetary default such that remedies can be exercised by any Person), commercial mortgage loans secured by first liens on multifamily and commercial real property with respect to which the ratio of loan to value as determined by Buyer, in the exercise of its commercially reasonable judgment, for the real property securing directly such loan (including for purposes of this calculation, such loan and any loan senior to or pari passu with such loan and secured, directly or indirectly, by the related property) does not exceed the percentage stated in the Confirmation.

(iii) Mezzanine Loans (as defined in the Repurchase Agreement) that are performing (i.e., current and not in monetary or material non-monetary default such that remedies can be exercised by any Person) and with respect to which the ratio of total loan to value as determined by Buyer, in the exercise of its commercially reasonable judgment, for the real property securing indirectly such loan (including for purposes of this calculation, such loan and any loan senior to or pari passu with such loan and secured, directly or indirectly, by the related property) does not exceed the percentage stated in the Confirmation.

(iv) any other investment presented to and approved by Buyer in its sole discretion which does not conform to the criteria set forth in clauses (i), (ii) and (iii) above and which Buyer elects in its sole discretion to purchase.

         "Hedging Transactions" means, with respect to any or all of the Purchased Loans, any short sale of U.S. Treasury Securities or mortgage-related securities, futures contract (including Eurodollar futures) or options contract or any interest rate swap, cap or collar agreement or similar arrangements providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by Seller, with Buyer or its Affiliates as counterparties or one or more other counterparties acceptable to Buyer.

         "Income" means, with respect to any Purchased Loan at any time, any principal (including any principal prepayments) thereof and all interest, dividends or other distributions thereon and with respect to any associated Hedging Transaction, all proceeds thereof.

         "Person" means an individual, corporation, limited liability company, business trust, partnership, joint tenant or tenant-in-common, trust, unincorporated organization, or other entity, or a federal, state or local government or any agency or political subdivision thereof.

         "Purchased Loan Documents" shall mean, with respect to a Purchased Loan, the documents comprising the Purchased Loan File for such Purchased Loan.

         "Purchased Loan File" shall mean the documents specified as the "Purchased Loan File" in Section 6(b) of the Repurchase Agreement, together with any additional documents and



                                     1-B-2
information required to be delivered to Buyer or its designee (including the Custodian) pursuant to the Repurchase Agreement.

         "Purchased Loans" means (i) with respect to any Transaction, the Eligible Loans sold by Seller to Buyer in such Transaction until such Eligible Loans are repurchased by Seller pursuant to this Agreement and (ii) with respect to the Transactions in general, all Eligible Loans sold by Seller to Buyer and any Additional Loans delivered by Seller to Buyer pursuant to Section 3(a) of the Repurchase Agreement until (x) such Eligible Loans are repurchased by Seller pursuant to the Repurchase Agreement or (y) such Additional Loans are re-delivered  to  Seller  by  Buyer  pursuant  to  Section  3 of the  Repurchase
Agreement.

         "Repurchase Agreement" means that certain Master Repurchase Agreement dated as of August 17, 2005, between Bear, Stearns Funding, Inc. and Capital Trust, Inc., (together such other annexes and schedules attached thereto) as the same may be amended, restated or otherwise modified from time to time.

         "Seller" means Debtor.

                                   SCHEDULE 1

1. [B] Participation Interest, dated _____ issued to __________. in the amount of $__________, in that certain Mortgage Loan [(in the original principal amount of $__________)], dated as of _______, made by ___________. to _________ under and pursuant to that certain Loan Agreement dated as of ________ between _________ and _________ and secured by that certain property located in
_________, [as such B Participation Interest was assigned by _________ to Capital Trust, Inc. pursuant to that certain Assignment and Assumption Agreement (Participation B) dated as of _________].

2. [$__________ [Senior/Junior] Mezzanine Loan, dated as of _________ made by _________ to _________, under and pursuant to that certain [Loan Agreement] dated as of _________ between _________ and _________, [as assigned (together with such loan agreement and all of the other loan documents evidencing and securing such senior mezzanine loan) by _________ to Capital Trust, Inc. pursuant to that certain Omnibus Assignment dated as of _________].

                                     1-B-3